UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-2737

Fidelity Summer Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2019

Item 1.

Reports to Stockholders

Fidelity® Capital & Income Fund Annual Report April 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Capital & Income Fund	6.74%	5.90%	11.48%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Capital & Income Fund on April 30, 2009.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofAML® US High Yield Constrained Index performed over the same period.

Period Ending Values
$29,646	Fidelity® Capital & Income Fund
$26,369	ICE® BofAML® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds gained 6.71% for the year ending April 30, 2019, as measured by the ICE BofAML® US High Yield Constrained Index. High yield began the year on a high note after enduring an historically volatile final quarter of 2018. With investors shedding conservatism and embracing risk assets, the index rose 8.90% year to date, its strongest opening four-month stretch since 2009. Notable drivers included upbeat company earnings/outlooks and signs the U.S. Federal Reserve may pause on interest rate hikes. The uptrend was in contrast to the fourth quarter of 2018, when rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from stocks and other risk assets as they were already gripped by uncertainty about global trade and the Fed picking up the pace of interest rate hikes. With its concentration in energy-related companies, the high-yield market was particularly hampered by a significant decline in oil prices during the fourth quarter. For the full year, higher-quality bonds made the strongest advances, averaging roughly 7% for the core BB- and B-rated credit tiers, while the lower-quality “CCC and below” rung gained only 3%. By industry, returns were resoundingly positive. The top performers were health care and cable/satellite TV (+10%), followed by super retail, food/drug retail and utilities (each +9%). In contrast, energy gained about 3%, while automotive & auto parts and transportation ex air/rail each rose roughly 4%.

Comments from Portfolio Manager Mark Notkin:  For the fiscal year, the fund gained 6.74%, roughly in line with its benchmark, the ICE BofAML® US High Yield Constrained Index. The fund’s performance versus the benchmark was primarily driven by security selection among high-yield bonds, the fund’s core area of focus, representing about 65% of assets the past 12 months. This subportfolio rose 7.79%. Our relative result benefited most from Brazil’s JBS, a large meatpacking company and a major producer in the United States. Our position in JBS – both stock and bonds – gained 30% the past year. Elsewhere, the ongoing secular shift from cash to credit, along with growth in mobile payments, supported our sizable non-benchmark positions in the stocks of online payment processor PayPal Holdings (+53%) and card processor Mastercard (+44%). Conversely, notable detractors included the fund’s non-benchmark position in equities, representing roughly 22% of assets. Security selection was the issue, as the fund’s stocks gained 7.35%, well behind the 13.49% rise of the S&P 500® index. Weak performance from several gaming-related securities particularly hurt, especially our stake in Melco Resorts & Entertainment, which returned about -47% for the fund until I exited the position in November. One of the biggest individual detractors versus the benchmark was Nvidia, as our non-benchmark equity position in this chip designer returned -41% until I eliminated it in January.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2019

(by issuer, excluding cash equivalents)	% of fund's net assets
Ally Financial, Inc.	2.5
CCO Holdings LLC/CCO Holdings Capital Corp.	2.5
Bank of America Corp.	2.2
Community Health Systems, Inc.	1.7
JPMorgan Chase & Co.	1.6
10.5

Top Five Market Sectors as of April 30, 2019

% of fund's net assets
Energy	15.9
Banks & Thrifts	11.3
Technology	10.2
Healthcare	7.4
Telecommunications	6.2

Quality Diversification (% of fund's net assets)

As of April 30, 2019
AAA,AA,A	0.1%
BBB	5.8%
BB	27.2%
B	26.2%
CCC,CC,C	10.2%
D	0.4%
Not Rated	0.8%
Equities	22.0%
Short-Term Investments and Net Other Assets	7.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2019*
Nonconvertible Bonds	55.7%
Common Stocks	22.0%
Bank Loan Obligations	5.3%
Other Investments	9.7%
Short-Term Investments and Net Other Assets (Liabilities)	7.3%

 * Foreign investments - 17.1%

Schedule of Investments April 30, 2019

Showing Percentage of Net Assets

Corporate Bonds - 55.7%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.0%
Automotive & Auto Parts - 0.0%
Exide Technologies 7% 4/30/25 pay-in-kind (a)(b)	$2,881	$1,585
Nonconvertible Bonds - 55.7%
Aerospace - 2.3%
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (c)	4,405	4,515
Bombardier, Inc.:
6.125% 1/15/23 (c)	10,790	10,777
7.5% 12/1/24 (c)	2,990	3,042
7.5% 3/15/25 (c)	47,010	47,128
7.875% 4/15/27 (c)	33,840	34,052
BWX Technologies, Inc. 5.375% 7/15/26 (c)	8,510	8,680
DAE Funding LLC 4% 8/1/20 (c)	5,145	5,157
TransDigm UK Holdings PLC 6.875% 5/15/26 (c)	35,725	35,904
TransDigm, Inc.:
6.25% 3/15/26 (c)	17,925	18,664
6.375% 6/15/26	61,985	62,140
6.5% 5/15/25	16,505	16,670
7.5% 3/15/27 (c)	18,012	18,575
		265,304
Air Transportation - 0.2%
Air Canada 2013-1 Pass Through Trust 5.375% 11/15/22 (c)	2,122	2,170
Continental Airlines, Inc. pass-thru trust certificates 6.903% 4/19/22	505	526
Delta Air Lines, Inc. pass-thru trust certificates 8.021% 2/10/24	5,298	5,818
Hawaiian Airlines pass-thru certificates Series 2013-1 Class B, 4.95% 7/15/23	3,615	3,656
U.S. Airways pass-thru certificates:
Series 2011-1 Class A, 7.125% 10/22/23	7,314	8,156
Series 2012-2 Class B, 6.75% 6/3/21	2,608	2,745
Series 2013-1 Class B, 5.375% 11/15/21	3,547	3,661
		26,732
Automotive & Auto Parts - 0.4%
Allison Transmission, Inc.:
5% 10/1/24 (c)	11,405	11,535
5.875% 6/1/29 (c)	7,960	8,189
Delphi Technologies PLC 5% 10/1/25 (c)	13,220	12,129
Exide Technologies 11% 4/30/22 pay-in-kind (a)(c)	2,821	2,313
LKQ Corp. 4.75% 5/15/23	2,190	2,206
Penske Automotive Group, Inc. 5.5% 5/15/26	8,565	8,544
Tenneco, Inc. 5% 7/15/26	8,345	6,822
		51,738
Banks & Thrifts - 2.5%
Ally Financial, Inc.:
8% 11/1/31	20,638	26,159
8% 11/1/31	206,609	264,440
		290,599
Broadcasting - 0.5%
Entercom Media Corp. 6.5% 5/1/27 (c)	6,320	6,446
iHeartCommunications, Inc. 11.25% 3/1/21 (c)(d)	11,660	8,162
Sirius XM Radio, Inc.:
4.625% 5/15/23 (c)	4,925	4,968
5% 8/1/27 (c)	14,525	14,644
5.375% 4/15/25 (c)	12,000	12,300
5.375% 7/15/26 (c)	11,315	11,640
		58,160
Building Materials - 0.1%
Summit Materials LLC/Summit Materials Finance Corp. 5.125% 6/1/25 (c)	5,095	5,070
U.S. Concrete, Inc. 6.375% 6/1/24	5,535	5,687
USG Corp. 4.875% 6/1/27 (c)	3,170	3,202
		13,959
Cable/Satellite TV - 4.0%
CCO Holdings LLC/CCO Holdings Capital Corp.:
5% 2/1/28 (c)	77,775	77,678
5.125% 2/15/23	30,665	31,125
5.125% 5/1/23 (c)	14,050	14,401
5.125% 5/1/27 (c)	69,885	70,933
5.375% 5/1/25 (c)	14,050	14,542
5.5% 5/1/26 (c)	17,605	18,168
5.75% 9/1/23	9,495	9,709
5.75% 1/15/24	11,275	11,557
5.75% 2/15/26 (c)	20,340	21,281
5.875% 5/1/27 (c)	17,965	18,661
CSC Holdings LLC:
5.375% 2/1/28 (c)	23,655	24,039
5.5% 5/15/26 (c)	50,968	52,338
6.5% 2/1/29 (c)	24,795	26,624
7.5% 4/1/28 (c)	14,375	15,687
Videotron Ltd. 5.125% 4/15/27 (c)	12,060	12,331
Virgin Media Finance PLC 4.875% 2/15/22	10,880	10,672
Ziggo Bond Finance BV:
5.875% 1/15/25 (c)	1,175	1,175
6% 1/15/27 (c)	11,435	11,206
Ziggo Secured Finance BV 5.5% 1/15/27 (c)	22,875	22,818
		464,945
Capital Goods - 0.1%
AECOM 5.125% 3/15/27	11,885	11,930
Stevens Holding Co., Inc. 6.125% 10/1/26 (c)	3,245	3,415
		15,345
Chemicals - 1.6%
CF Industries Holdings, Inc.:
4.95% 6/1/43	12,120	10,632
5.15% 3/15/34	12,120	11,726
5.375% 3/15/44	12,110	11,083
Element Solutions, Inc. 5.875% 12/1/25 (c)	18,605	19,047
Hexion, Inc. 10.375% 2/1/22 (c)(d)	4,420	3,459
LSB Industries, Inc. 9.625% 5/1/23 (c)	6,090	6,318
Neon Holdings, Inc. 10.125% 4/1/26 (c)	12,060	12,422
NOVA Chemicals Corp.:
4.875% 6/1/24 (c)	15,135	14,794
5.25% 6/1/27 (c)	12,980	12,753
OCI NV 6.625% 4/15/23 (c)	5,370	5,593
Starfruit Finco BV / Starfruit U.S. Holdco LLC 8% 10/1/26 (c)	24,565	25,210
The Chemours Co. LLC 5.375% 5/15/27	18,470	18,424
TPC Group, Inc. 8.75% 12/15/20 (c)	14,165	14,006
Tronox Finance PLC 5.75% 10/1/25 (c)	5,510	5,379
Valvoline, Inc. 5.5% 7/15/24	4,170	4,274
Versum Materials, Inc. 5.5% 9/30/24 (c)	5,910	6,287
		181,407
Consumer Products - 0.2%
Energizer Holdings, Inc. 7.75% 1/15/27 (c)	14,945	16,197
First Quality Finance Co., Inc. 5% 7/1/25 (c)	9,675	9,627
		25,824
Containers - 0.2%
Crown Cork & Seal, Inc.:
7.375% 12/15/26	4,845	5,426
7.5% 12/15/96	12,871	13,128
Plastipak Holdings, Inc. 6.25% 10/15/25 (c)	3,540	3,310
		21,864
Diversified Financial Services - 3.4%
AssuredPartners, Inc. 7% 8/15/25 (c)	4,865	4,597
FLY Leasing Ltd. 5.25% 10/15/24	9,470	9,210
Grinding Media, Inc./MC Grinding Media Canada, Inc. 7.375% 12/15/23 (c)	7,120	6,960
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.375% 12/15/25	54,810	57,139
6.75% 2/1/24	10,075	10,541
James Hardie International Finance Ltd.:
4.75% 1/15/25 (c)	8,815	8,749
5% 1/15/28 (c)	8,900	8,666
MSCI, Inc.:
5.25% 11/15/24 (c)	6,725	6,927
5.75% 8/15/25 (c)	7,185	7,526
Navient Corp.:
5.5% 1/25/23	44,765	45,548
5.875% 10/25/24	28,294	28,435
6.125% 3/25/24	15,595	15,951
6.5% 6/15/22	27,055	28,392
7.25% 1/25/22	27,370	29,320
7.25% 9/25/23	5,688	6,157
Park Aerospace Holdings Ltd.:
4.5% 3/15/23 (c)	4,315	4,362
5.25% 8/15/22 (c)	9,140	9,515
5.5% 2/15/24 (c)	790	833
Springleaf Financial Corp.:
6.875% 3/15/25	51,610	55,352
7.125% 3/15/26	38,380	40,740
Venator Finance SARL/Venator Capital Management Ltd. 5.75% 7/15/25 (c)	10,265	9,675
		394,595
Diversified Media - 0.5%
Block Communications, Inc. 6.875% 2/15/25 (c)	9,080	9,421
Liberty Media Corp.:
8.25% 2/1/30	12,298	12,728
8.5% 7/15/29	7,900	8,236
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (c)	6,170	6,140
Quebecor Media, Inc. 5.75% 1/15/23	15,820	16,492
WMG Acquisition Corp. 5.625% 4/15/22 (c)	1,920	1,948
		54,965
Energy - 11.8%
American Energy-Permian Basin LLC/AEPB Finance Corp. 13% 11/30/20 (c)	18,325	17,775
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375% 9/15/24	4,420	4,506
Antero Resources Corp.:
5.125% 12/1/22	840	843
5.625% 6/1/23 (Reg. S)	10,850	10,975
Antero Resources Finance Corp. 5.375% 11/1/21	5,830	5,874
Callon Petroleum Co. 6.125% 10/1/24	4,090	4,201
Carrizo Oil & Gas, Inc. 6.25% 4/15/23	7,400	7,195
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27	12,490	13,021
5.875% 3/31/25	14,620	15,753
7% 6/30/24	13,100	14,688
Cheniere Energy Partners LP 5.625% 10/1/26 (c)	12,250	12,654
Chesapeake Energy Corp. 8% 1/15/25	6,650	6,733
Citgo Holding, Inc. 10.75% 2/15/20 (c)	50,085	51,588
CNX Midstream Partners LP 6.5% 3/15/26 (c)	6,675	6,450
Compressco Partners LP/Compressco Finance, Inc. 7.5% 4/1/25 (c)	12,190	11,840
Comstock Escrow Corp. 9.75% 8/15/26 (c)	60,245	54,823
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 6.3609% 6/15/22 (a)(c)(e)	3,025	3,010
6.5% 5/15/26 (c)	12,170	12,413
6.875% 6/15/25 (c)	6,050	6,232
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (c)	18,015	17,947
5.75% 4/1/25	8,985	9,210
6.25% 4/1/23	9,260	9,492
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	20,970	21,311
DCP Midstream LLC 5.85% 5/21/43 (a)(c)	18,335	16,960
Denbury Resources, Inc.:
4.625% 7/15/23	13,470	9,193
5.5% 5/1/22	37,342	28,287
6.375% 8/15/21	20,180	16,749
7.5% 2/15/24 (c)	27,670	25,456
9% 5/15/21 (c)	47,050	47,756
9.25% 3/31/22 (c)	7,030	7,118
Diamondback Energy, Inc.:
4.75% 11/1/24	9,930	10,141
5.375% 5/31/25	5,155	5,381
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (c)	9,698	10,110
5.75% 1/30/28 (c)	16,811	17,904
Energy Transfer Equity LP 5.5% 6/1/27	16,735	17,486
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% 5/15/26 (c)	76,525	68,107
8% 11/29/24 (c)	12,020	8,174
Exterran Energy Solutions LP 8.125% 5/1/25	11,280	11,675
Exterran Partners LP/EXLP Finance Corp. 6% 10/1/22	8,075	8,136
Extraction Oil & Gas, Inc. 7.375% 5/15/24 (c)	7,165	6,449
Forum Energy Technologies, Inc. 6.25% 10/1/21	13,870	13,038
Genesis Energy LP/Genesis Energy Finance Corp. 6.25% 5/15/26	9,130	9,039
Hess Infrastructure Partners LP 5.625% 2/15/26 (c)	15,535	15,885
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (c)	9,920	9,846
5.75% 10/1/25 (c)	11,285	11,370
6.25% 11/1/28 (c)	12,280	12,510
Holly Energy Partners LP/Holly Finance Corp. 6% 8/1/24 (c)	7,145	7,451
Indigo Natural Resources LLC 6.875% 2/15/26 (c)	22,135	20,530
Jonah Energy LLC 7.25% 10/15/25 (c)	18,030	10,773
Murphy Oil U.S.A., Inc. 5.625% 5/1/27	6,030	6,271
NextEra Energy Partners LP:
4.25% 9/15/24 (c)	8,025	8,051
4.5% 9/15/27 (c)	5,580	5,482
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% 3/1/25	11,920	11,813
7.5% 4/15/26 (c)	12,005	12,410
NGPL PipeCo LLC:
4.375% 8/15/22 (c)	2,995	3,070
4.875% 8/15/27 (c)	3,000	3,098
Nine Energy Service, Inc. 8.75% 11/1/23 (c)	6,245	6,448
Parsley Energy LLC/Parsley:
5.25% 8/15/25 (c)	7,215	7,278
5.625% 10/15/27 (c)	5,885	6,017
6.25% 6/1/24 (c)	8,115	8,414
PBF Holding Co. LLC/PBF Finance Corp.:
7% 11/15/23	32,600	33,537
7.25% 6/15/25	22,875	23,561
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	8,455	8,644
PDC Energy, Inc. 6.125% 9/15/24	3,555	3,608
QEP Resources, Inc. 5.25% 5/1/23	12,370	12,030
Range Resources Corp. 5% 3/15/23	18,145	17,653
Sabine Pass Liquefaction LLC 5% 3/15/27	8,570	9,112
Sanchez Energy Corp.:
6.125% 1/15/23	34,330	4,592
7.25% 2/15/23 (c)	24,505	20,645
SemGroup Corp.:
6.375% 3/15/25	5,990	5,705
7.25% 3/15/26	11,220	10,855
SESI LLC 7.75% 9/15/24	7,245	5,343
SM Energy Co.:
5.625% 6/1/25	5,480	5,138
6.625% 1/15/27	9,590	9,039
6.75% 9/15/26	4,550	4,357
Southern Natural Gas Co.:
7.35% 2/15/31	23,497	29,324
8% 3/1/32	12,475	16,754
Southern Star Central Corp. 5.125% 7/15/22 (c)	6,750	6,794
Southwestern Energy Co.:
4.1% 3/15/22	15,400	15,092
7.5% 4/1/26	9,070	9,206
7.75% 10/1/27	8,135	8,237
SRC Energy, Inc. 6.25% 12/1/25	7,435	7,065
Summit Midstream Holdings LLC 5.75% 4/15/25	8,365	7,717
Sunoco LP/Sunoco Finance Corp.:
4.875% 1/15/23	9,145	9,294
5.5% 2/15/26	11,640	11,844
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5% 1/15/28	12,180	11,966
5.125% 2/1/25	5,750	5,894
5.375% 2/1/27	5,750	5,836
5.875% 4/15/26	18,255	19,219
6.5% 7/15/27 (c)	6,180	6,620
6.875% 1/15/29 (c)	10,935	11,810
Teine Energy Ltd. 6.875% 9/30/22 (c)	11,950	12,189
Tennessee Gas Pipeline Co. 7.625% 4/1/37	5,445	7,032
TerraForm Power Operating LLC:
4.25% 1/31/23 (c)	6,270	6,199
5% 1/31/28 (c)	6,295	6,208
6.625% 6/15/25 (a)(c)	7,915	8,271
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 6.375% 5/1/24	4,570	4,801
Transocean, Inc.:
7.5% 1/15/26 (c)	12,910	12,716
9% 7/15/23 (c)	26,532	28,389
Ultra Resources, Inc. 11% 7/12/24 pay-in-kind	10,509	5,149
Unit Corp. 6.625% 5/15/21	2,202	2,158
W&T Offshore, Inc. 9.75% 11/1/23 (c)	41,795	42,526
Weatherford International Ltd.:
6.75% 9/15/40	4,190	2,661
7% 3/15/38	2,995	1,902
8.25% 6/15/23	3,590	2,477
Weatherford International, Inc.:
6.8% 6/15/37	7,925	4,993
9.875% 3/1/25	10,855	7,599
Whiting Petroleum Corp. 6.625% 1/15/26	8,380	8,349
WPX Energy, Inc.:
5.25% 9/15/24	8,725	9,009
5.75% 6/1/26	9,125	9,433
6% 1/15/22	15,850	16,484
		1,377,446
Entertainment/Film - 0.2%
Lions Gate Entertainment Corp. 5.875% 11/1/24 (c)	3,865	3,942
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (a)(c)	27,152	13,576
		17,518
Environmental - 0.5%
ADS Waste Holdings, Inc. 5.625% 11/15/24 (c)	10,140	10,647
CD&R Waterworks Merger Sub LLC 6.125% 8/15/25 (c)	4,700	4,665
Covanta Holding Corp.:
5.875% 3/1/24	7,775	7,999
5.875% 7/1/25	3,205	3,285
6% 1/1/27	12,335	12,551
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner U.S.A. 8.375% 12/1/22 (c)	9,525	9,942
Tervita Escrow Corp. 7.625% 12/1/21 (c)	5,500	5,569
		54,658
Food/Beverage/Tobacco - 2.1%
B&G Foods, Inc. 4.625% 6/1/21	10,575	10,575
ESAL GmbH 6.25% 2/5/23 (c)	28,980	29,415
JBS Investments GmbH 7.25% 4/3/24 (c)	37,820	39,185
JBS Investments II GmbH 7% 1/15/26 (c)	11,630	12,101
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (c)	24,630	25,277
5.875% 7/15/24 (c)	10,810	11,121
6.75% 2/15/28 (c)	18,350	19,405
JBS U.S.A. Lux SA / JBS Food Co. 6.5% 4/15/29 (c)	29,320	31,079
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (c)	7,660	7,774
4.875% 11/1/26 (c)	7,740	7,856
Pilgrim's Pride Corp. 5.75% 3/15/25 (c)	17,930	18,199
Post Holdings, Inc.:
5% 8/15/26 (c)	17,030	16,966
5.5% 3/1/25 (c)	10,085	10,325
5.75% 3/1/27 (c)	7,710	7,903
		247,181
Gaming - 2.1%
Boyd Gaming Corp.:
6% 8/15/26	6,435	6,684
6.375% 4/1/26	4,150	4,368
Churchill Downs, Inc. 4.75% 1/15/28 (c)	9,130	8,947
Eldorado Resorts, Inc.:
6% 4/1/25	2,175	2,246
6% 9/15/26	8,170	8,476
GLP Capital LP/GLP Financing II, Inc.:
5.25% 6/1/25	12,085	12,701
5.75% 6/1/28	9,515	10,217
International Game Technology PLC 6.25% 1/15/27 (c)	17,215	18,098
Jacobs Entertainment, Inc. 7.875% 2/1/24 (c)	2,820	3,032
LHMC Finco SARL 7.875% 12/20/23 (c)	12,210	12,639
MCE Finance Ltd.:
4.875% 6/6/25 (c)	30,275	30,223
5.25% 4/26/26 (c)	12,015	11,940
MGM Growth Properties Operating Partnership LP 5.625% 5/1/24	6,770	7,117
MGM Mirage, Inc.:
4.625% 9/1/26	9,495	9,397
5.75% 6/15/25	20,003	21,159
Penn National Gaming, Inc. 5.625% 1/15/27 (c)	2,295	2,266
Stars Group Holdings BV 7% 7/15/26 (c)	16,055	16,838
Station Casinos LLC 5% 10/1/25 (c)	12,105	11,893
Transocean, Inc. 7.25% 11/1/25 (c)	12,270	12,147
Wynn Macau Ltd.:
4.875% 10/1/24 (c)	12,170	11,971
5.5% 10/1/27 (c)	24,385	23,787
		246,146
Healthcare - 5.1%
Catalent Pharma Solutions 4.875% 1/15/26 (c)	4,000	4,010
Centene Escrow Corp. 5.375% 6/1/26 (c)	30,420	31,751
Community Health Systems, Inc.:
6.875% 2/1/22	69,864	45,717
8% 3/15/26 (c)	29,960	29,136
8.125% 6/30/24 (c)	67,698	50,097
8.625% 1/15/24 (c)	48,790	49,522
11% 6/30/23 (c)(f)	36,023	29,179
Encompass Health Corp.:
5.125% 3/15/23	6,440	6,512
5.75% 11/1/24	22,135	22,439
Enterprise Merger Sub, Inc. 8.75% 10/15/26 (c)	17,790	16,767
Hologic, Inc.:
4.375% 10/15/25 (c)	6,295	6,236
4.625% 2/1/28 (c)	4,255	4,175
Inventiv Group Holdings, Inc. / Investment 7.5% 10/1/24 (c)	4,033	4,225
MPH Acquisition Holdings LLC 7.125% 6/1/24 (c)	6,095	6,127
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27	25,968	26,033
5.25% 8/1/26	7,453	7,593
6.375% 3/1/24	3,970	4,180
Polaris Intermediate Corp. 8.5% 12/1/22 pay-in-kind (a)(c)	20,880	20,776
Sabra Health Care LP/Sabra Capital Corp. 5.375% 6/1/23	4,945	5,025
Teleflex, Inc. 4.625% 11/15/27	4,975	4,954
Tenet Healthcare Corp.:
4.625% 7/15/24	6,055	6,072
5.125% 5/1/25	6,055	6,108
6.25% 2/1/27 (c)	17,930	18,692
Valeant Pharmaceuticals International, Inc.:
5.5% 11/1/25 (c)	60,612	62,033
5.75% 8/15/27 (c)	3,120	3,251
5.875% 5/15/23 (c)	2,552	2,572
6.5% 3/15/22 (c)	11,985	12,404
7% 3/15/24 (c)	17,980	18,946
8.5% 1/31/27 (c)	21,745	23,688
9% 12/15/25 (c)	32,070	35,518
Vizient, Inc.:
6.25% 5/15/27 (c)(g)	2,760	2,857
10.375% 3/1/24 (c)	12,515	13,499
Wellcare Health Plans, Inc.:
5.25% 4/1/25	9,245	9,545
5.375% 8/15/26 (c)	7,920	8,295
		597,934
Homebuilders/Real Estate - 1.3%
Communications Sales & Leasing, Inc. 8.25% 10/15/23	11,980	11,156
Howard Hughes Corp. 5.375% 3/15/25 (c)	12,730	12,838
Lennar Corp. 4.75% 11/29/27	12,205	12,442
LGI Homes, Inc. 6.875% 7/15/26 (c)	12,190	12,342
Mattamy Group Corp. 6.875% 12/15/23 (c)	8,755	9,061
Odebrecht Finance Ltd.:
4.375% 4/25/25 (c)(d)	12,020	1,958
5.25% 6/27/29 (c)(d)	10,987	1,758
7.125% 6/26/42 (c)(d)	5,370	860
Starwood Property Trust, Inc. 4.75% 3/15/25	11,625	11,654
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (c)	14,750	14,759
5.625% 3/1/24 (c)	1,312	1,325
5.875% 4/15/23 (c)	8,405	8,647
Toll Brothers Finance Corp.:
4.375% 4/15/23	6,162	6,254
5.625% 1/15/24	3,075	3,256
TRI Pointe Homes, Inc.:
4.375% 6/15/19	6,675	6,664
5.875% 6/15/24	16,130	16,325
West Street Merger Sub, Inc. 6.375% 9/1/25 (c)	6,060	5,863
William Lyon Homes, Inc.:
5.875% 1/31/25	7,125	6,911
6% 9/1/23	7,430	7,356
		151,429
Hotels - 0.6%
Choice Hotels International, Inc. 5.75% 7/1/22	3,035	3,232
FelCor Lodging LP 6% 6/1/25	10,935	11,400
Hilton Domestic Operating Co., Inc. 5.125% 5/1/26 (c)	18,255	18,689
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.625% 4/1/25	17,975	18,200
4.875% 4/1/27	8,435	8,551
Marriott Ownership Resorts, Inc. 6.5% 9/15/26 (c)	9,495	9,970
		70,042
Insurance - 0.5%
Acrisure LLC / Acrisure Finance, Inc.:
7% 11/15/25 (c)	17,915	16,213
8.125% 2/15/24 (c)	8,620	9,013
AmWINS Group, Inc. 7.75% 7/1/26 (c)	6,100	6,146
HUB International Ltd. 7% 5/1/26 (c)	11,770	11,873
USIS Merger Sub, Inc. 6.875% 5/1/25 (c)	12,080	12,035
		55,280
Leisure - 1.0%
Cedar Fair LP/Canada's Wonderland Co. 5.375% 4/15/27	6,830	6,968
LTF Merger Sub, Inc. 8.5% 6/15/23 (c)	7,365	7,577
Merlin Entertainments PLC 5.75% 6/15/26 (c)	12,170	12,623
NVA Holdings, Inc. 6.875% 4/1/26 (c)	6,560	6,626
Silversea Cruises 7.25% 2/1/25 (c)	4,765	5,128
Six Flags Entertainment Corp.:
4.875% 7/31/24 (c)	14,040	14,040
5.5% 4/15/27 (c)	7,460	7,617
Studio City Co. Ltd.:
5.875% 11/30/19 (c)	7,565	7,622
7.25% 11/30/21 (c)	19,685	20,325
Viking Cruises Ltd. 5.875% 9/15/27 (c)	11,595	11,537
Voc Escrow Ltd. 5% 2/15/28 (c)	10,755	10,674
		110,737
Metals/Mining - 1.5%
Alcoa Nederland Holding BV:
6.125% 5/15/28 (c)	3,565	3,708
6.75% 9/30/24 (c)	7,705	8,129
7% 9/30/26 (c)	6,385	6,880
Aleris International, Inc. 6% 6/1/20 (b)(c)	151	151
Constellium NV 5.875% 2/15/26 (c)	5,030	5,105
First Quantum Minerals Ltd.:
6.5% 3/1/24 (c)	9,135	8,621
6.875% 3/1/26 (c)	23,415	21,922
7% 2/15/21 (c)	3,641	3,707
7.25% 5/15/22 (c)	7,715	7,802
7.25% 4/1/23 (c)	11,390	11,282
7.5% 4/1/25 (c)	18,975	18,335
FMG Resources (August 2006) Pty Ltd.:
4.75% 5/15/22 (c)	7,950	8,049
5.125% 3/15/23 (c)	12,860	13,149
5.125% 5/15/24 (c)	9,780	9,927
Freeport-McMoRan, Inc. 5.45% 3/15/43	5,135	4,634
Joseph T Ryerson & Son, Inc. 11% 5/15/22 (c)	6,445	6,832
Mineral Resources Ltd. 8.125% 5/1/27 (c)	18,015	18,488
Murray Energy Corp.:
11.25% 4/15/21 (c)	8,915	4,413
12% 4/15/24 pay-in-kind (a)(c)	10,343	3,723
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.5% 6/15/25 (c)	9,795	9,881
		174,738
Paper - 0.1%
Boise Cascade Co. 5.625% 9/1/24 (c)	4,105	4,105
Flex Acquisition Co., Inc. 6.875% 1/15/25 (c)	5,230	4,916
NewPage Corp.:
3 month U.S. LIBOR + 6.250% 6.7159% 5/1/12 (a)(b)(d)(e)	6,337	0
11.375% 12/31/2014 (b)(d)	12,582	0
		9,021
Publishing/Printing - 0.2%
Getty Images, Inc. 9.75% 3/1/27 (c)	20,665	21,027
Restaurants - 1.2%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 5% 10/15/25 (c)	65,605	65,031
Golden Nugget, Inc.:
6.75% 10/15/24 (c)	22,555	23,062
8.75% 10/1/25 (c)	24,245	25,397
KFC Holding Co./Pizza Hut Holding LLC:
4.75% 6/1/27 (c)	9,215	9,149
5% 6/1/24 (c)	8,800	8,998
5.25% 6/1/26 (c)	8,800	9,075
		140,712
Services - 0.5%
Avantor, Inc. 6% 10/1/24 (c)	12,090	12,615
CDK Global, Inc. 5.875% 6/15/26	4,545	4,784
IHS Markit Ltd.:
4% 3/1/26 (c)	5,380	5,365
4.75% 2/15/25 (c)	4,225	4,420
KAR Auction Services, Inc. 5.125% 6/1/25 (c)	10,355	10,355
Laureate Education, Inc. 8.25% 5/1/25 (c)	2,725	2,950
Ritchie Bros. Auctioneers, Inc. 5.375% 1/15/25 (c)	3,510	3,607
The Brink's Co. 4.625% 10/15/27 (c)	12,180	11,754
United Rentals North America, Inc. 5.5% 5/15/27	7,325	7,545
		63,395
Steel - 0.7%
Algoma Steel SCA 0% 12/31/23 (b)	1,982	1,982
Big River Steel LLC/BRS Finance Corp. 7.25% 9/1/25 (c)	9,390	9,996
Cleveland-Cliffs, Inc.:
4.875% 1/15/24 (c)	12,165	12,165
5.75% 3/1/25	12,105	12,029
5.875% 6/1/27 (c)(g)	18,030	17,421
Commercial Metals Co. 5.75% 4/15/26	9,135	9,226
JMC Steel Group, Inc. 9.875% 6/15/23 (c)	7,500	7,922
United States Steel Corp. 6.25% 3/15/26	12,205	10,954
		81,695
Super Retail - 1.4%
Netflix, Inc.:
4.375% 11/15/26	11,520	11,419
4.875% 4/15/28	28,755	28,565
5.375% 11/15/29 (c)	11,075	11,213
5.75% 3/1/24	10,485	11,265
5.875% 2/15/25	27,663	29,824
5.875% 11/15/28	64,825	68,390
		160,676
Technology - 2.4%
Ascend Learning LLC:
6.875% 8/1/25 (c)	11,865	12,058
6.875% 8/1/25 (c)	4,115	4,166
Balboa Merger Sub, Inc. 11.375% 12/1/21 (c)	23,415	24,908
Banff Merger Sub, Inc. 9.75% 9/1/26 (c)	25,578	25,642
Camelot Finance SA 7.875% 10/15/24 (c)	5,065	5,331
CDW LLC/CDW Finance Corp.:
5% 9/1/23	10,930	11,173
5% 9/1/25	6,380	6,547
Ensemble S Merger Sub, Inc. 9% 9/30/23 (c)	19,115	19,832
j2 Cloud Services LLC/j2 Global Communications, Inc. 6% 7/15/25 (c)	8,065	8,428
JDA Escrow LLC/JDA Bond Finance, Inc. 7.375% 10/15/24 (c)	4,060	4,227
Open Text Corp. 5.875% 6/1/26 (c)	8,535	8,940
Parametric Technology Corp. 6% 5/15/24	3,490	3,656
Qorvo, Inc. 5.5% 7/15/26 (c)	6,085	6,344
Sensata Technologies BV 5% 10/1/25 (c)	11,210	11,490
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (c)	11,535	12,184
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (c)	29,985	32,534
Symantec Corp. 5% 4/15/25 (c)	10,050	10,248
TTM Technologies, Inc. 5.625% 10/1/25 (c)	4,060	4,009
Uber Technologies, Inc.:
7.5% 11/1/23 (c)	17,165	18,023
8% 11/1/26 (c)	24,575	26,234
Veritas U.S., Inc./Veritas Bermuda Ltd.:
7.5% 2/1/23 (c)	6,245	6,058
10.5% 2/1/24 (c)	11,963	10,886
		272,918
Telecommunications - 4.4%
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (c)	10,690	10,701
Citizens Communications Co.:
7.875% 1/15/27	9,275	4,777
9% 8/15/31	13,178	7,479
CyrusOne LP/CyrusOne Finance Corp.:
5% 3/15/24	3,190	3,262
5.375% 3/15/27	2,735	2,844
Equinix, Inc. 5.375% 5/15/27	9,265	9,808
Frontier Communications Corp. 8.5% 4/1/26 (c)	31,445	29,637
GCI, Inc. 6.875% 4/15/25	10,905	11,423
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc. 9.875% 5/1/24 (c)	24,025	24,566
GTT Communications, Inc. 7.875% 12/31/24 (c)	5,565	5,245
Sable International Finance Ltd.:
5.75% 9/7/27 (c)	15,035	14,922
6.875% 8/1/22 (c)	22,188	23,186
SFR Group SA:
7.375% 5/1/26 (c)	125,670	127,319
8.125% 2/1/27 (c)	7,635	7,979
Sprint Capital Corp.:
6.875% 11/15/28	29,939	28,648
8.75% 3/15/32	37,051	38,904
Sprint Corp.:
7.125% 6/15/24	13,013	13,041
7.625% 2/15/25	26,620	26,886
7.625% 3/1/26	34,025	33,993
7.875% 9/15/23	1,130	1,175
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (c)	25,600	25,408
U.S. West Communications 7.25% 9/15/25	1,480	1,617
UPCB Finance IV Ltd. 5.375% 1/15/25 (c)	11,930	12,195
Zayo Group LLC/Zayo Capital, Inc.:
5.75% 1/15/27 (c)	31,195	31,663
6% 4/1/23	11,035	11,214
6.375% 5/15/25	2,440	2,483
		510,375
Textiles/Apparel - 0.0%
Eagle Intermediate Global Holding BV 7.5% 5/1/25 (c)	4,685	4,650
Transportation Ex Air/Rail - 0.3%
Avolon Holdings Funding Ltd.:
5.125% 10/1/23 (c)	3,310	3,440
5.25% 5/15/24 (c)	17,970	18,751
5.5% 1/15/23 (c)	5,305	5,555
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (c)	2,850	2,366
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (c)	10,180	9,315
		39,427
Utilities - 1.8%
EnLink Midstream Partners LP:
4.15% 6/1/25	8,545	8,225
4.4% 4/1/24	8,560	8,496
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22	2,720	2,740
7% 6/15/23	11,295	11,295
NRG Energy, Inc.:
5.75% 1/15/28	34,385	36,413
6.625% 1/15/27	26,747	28,619
Pacific Gas & Electric Co.:
3.75% 8/15/42 (d)	2,995	2,561
3.95% 12/1/47 (d)	18,580	16,072
4.25% 3/15/46 (d)	2,400	2,154
4.3% 3/15/45 (d)	5,995	5,425
6.05% 3/1/34 (d)	17,975	18,649
Pattern Energy Group, Inc. 5.875% 2/1/24 (c)	5,475	5,640
Talen Energy Supply LLC:
6.5% 6/1/25	3,580	3,141
10.5% 1/15/26 (c)	3,669	3,833
The AES Corp. 4.5% 3/15/23	5,175	5,259
Vistra Operations Co. LLC:
5.5% 9/1/26 (c)	16,965	17,474
5.625% 2/15/27 (c)	28,195	28,935
		204,931

TOTAL NONCONVERTIBLE BONDS		6,477,373

TOTAL CORPORATE BONDS
(Cost $6,356,053)		6,478,958
	Shares	Value (000s)

Common Stocks - 22.0%
Aerospace - 0.5%
Huntington Ingalls Industries, Inc.	84,100	18,719
TransDigm Group, Inc. (h)	72,100	34,790

TOTAL AEROSPACE		53,509

Air Transportation - 0.7%
Air Canada (h)	3,438,100	82,533
Automotive & Auto Parts - 0.3%
Allison Transmission Holdings, Inc.	285,200	13,364
Chassix Holdings, Inc. warrants 7/29/20 (b)(h)	37,382	468
Exide Technologies (b)(h)	9,824	10
Exide Technologies (b)(h)	32,746	23
UC Holdings, Inc. (b)(h)	677,217	18,535

TOTAL AUTOMOTIVE & AUTO PARTS		32,400

Banks & Thrifts - 0.4%
Bank of America Corp.	747,115	22,847
JPMorgan Chase & Co.	250,380	29,057

TOTAL BANKS & THRIFTS		51,904

Broadcasting - 0.4%
Nexstar Broadcasting Group, Inc. Class A	376,429	44,061
Cable/Satellite TV - 0.7%
Altice U.S.A., Inc. Class A	1,930,500	45,483
Comcast Corp. Class A	938,600	40,857

TOTAL CABLE/SATELLITE TV		86,340

Capital Goods - 0.5%
Ingersoll-Rand PLC	228,200	27,980
Thermo Fisher Scientific, Inc.	90,700	25,165

TOTAL CAPITAL GOODS		53,145

Chemicals - 0.6%
DowDuPont, Inc.	506,200	19,463
Olin Corp.	261,308	5,668
The Chemours Co. LLC	987,600	35,563
Westlake Chemical Corp.	61,613	4,298

TOTAL CHEMICALS		64,992

Consumer Products - 0.0%
Reddy Ice Holdings, Inc. (b)(h)	496,439	496
Containers - 0.2%
Crown Holdings, Inc. (h)	479,700	27,885
Diversified Financial Services - 0.5%
American Express Co.	270,700	31,734
OneMain Holdings, Inc.	764,900	25,984
Penson Worldwide, Inc. Class A (b)(h)	10,322,034	0
PJT Partners, Inc.	5,092	220

TOTAL DIVERSIFIED FINANCIAL SERVICES		57,938

Diversified Media - 0.1%
Discovery Communications, Inc. Class A (h)	527,600	16,303
Energy - 0.8%
Chaparral Energy, Inc. Class A (h)(i)	146,806	1,022
Cheniere Energy, Inc. (h)	475,200	30,579
Diamondback Energy, Inc.	220,200	23,427
Forbes Energy Services Ltd. (h)	193,218	580
Goodrich Petroleum Corp. (h)	129,527	1,773
Harvest Oil & Gas Corp. (h)	254,828	4,054
Parsley Energy, Inc. Class A (h)	683,900	13,651
Pioneer Natural Resources Co.	127,200	21,174
Ultra Petroleum Corp. warrants 7/14/25 (h)	211,400	0
VNR Finance Corp. (h)	119,961	2
VNR Finance Corp. (c)(h)	577,714	10

TOTAL ENERGY		96,272

Food & Drug Retail - 0.1%
Southeastern Grocers, Inc. (b)(h)	183,263	6,429
Food/Beverage/Tobacco - 0.7%
Darling International, Inc. (h)	1,038,617	22,652
JBS SA	12,222,900	61,627

TOTAL FOOD/BEVERAGE/TOBACCO		84,279

Gaming - 1.5%
Boyd Gaming Corp.	1,699,600	48,914
Eldorado Resorts, Inc. (h)	1,155,936	57,069
Penn National Gaming, Inc. (h)	1,369,900	29,686
Red Rock Resorts, Inc.	1,079,097	29,114
Studio City International Holdings Ltd. ADR	695,700	11,966

TOTAL GAMING		176,749

Healthcare - 1.8%
Alexion Pharmaceuticals, Inc. (h)	182,800	24,885
Cigna Corp.	134,900	21,428
Encompass Health Corp.	34	2
Humana, Inc.	105,400	26,920
IQVIA Holdings, Inc. (h)	393,500	54,657
Jazz Pharmaceuticals PLC (h)	197,900	25,681
Regeneron Pharmaceuticals, Inc. (h)	51,500	17,672
Rotech Healthcare, Inc. (b)(h)	185,710	1,924
UnitedHealth Group, Inc.	144,600	33,702

TOTAL HEALTHCARE		206,871

Homebuilders/Real Estate - 0.0%
American Tower Corp.	11,612	2,268
Leisure - 0.2%
Royal Caribbean Cruises Ltd.	148,900	18,008
Metals/Mining - 0.1%
Aleris Corp. (b)(h)	127,520	0
Elah Holdings, Inc. (b)(h)	906	60
First Quantum Minerals Ltd.	752,000	7,943

TOTAL METALS/MINING		8,003

Publishing/Printing - 0.0%
Houghton Mifflin Harcourt Co. warrants 6/22/19 (h)(j)	127,577	0
Services - 2.3%
Air Lease Corp. Class A	479,700	18,497
HD Supply Holdings, Inc. (h)	1,088,200	49,720
MasterCard, Inc. Class A	274,400	69,763
Novus Holdings Ltd.	100,408	28
Penhall Acquisition Co.:
Class A (b)(h)	26,163	2,201
Class B (b)(h)	8,721	734
United Rentals, Inc. (h)	524,794	73,954
Visa, Inc. Class A	322,340	53,002

TOTAL SERVICES		267,899

Steel - 0.0%
Algoma Steel GP (b)	198,162	1,056
Algoma Steel SCA (b)	198,162	1,056

TOTAL STEEL		2,112

Super Retail - 0.4%
Amazon.com, Inc. (h)	22,800	43,925
Arena Brands Holding Corp. Class B (b)(h)(j)	659,302	1,886

TOTAL SUPER RETAIL		45,811

Technology - 6.4%
Adobe, Inc. (h)	256,400	74,164
Alphabet, Inc. Class A (h)	70,100	84,047
CDW Corp.	247,000	26,083
Dell Technologies, Inc. (h)	275,400	18,565
EPAM Systems, Inc. (h)	261,900	46,974
Facebook, Inc. Class A (h)	179,300	34,677
First Data Corp. Class A (h)	1,699,500	43,949
Global Payments, Inc.	456,924	66,743
Lam Research Corp.	144,000	29,870
Lyft, Inc. (i)	66,700	3,989
Microchip Technology, Inc. (i)	695,300	69,454
Micron Technology, Inc. (h)	305,400	12,845
Microsoft Corp.	340,900	44,522
ON Semiconductor Corp. (h)	1,863,138	42,964
PayPal Holdings, Inc. (h)	609,400	68,722
Skyworks Solutions, Inc.	137,500	12,125
SS&C Technologies Holdings, Inc.	919,300	62,200

TOTAL TECHNOLOGY		741,893

Telecommunications - 1.8%
Alibaba Group Holding Ltd. sponsored ADR (h)	643,800	119,470
Crown Castle International Corp.	293,400	36,904
T-Mobile U.S., Inc. (h)	810,400	59,151

TOTAL TELECOMMUNICATIONS		215,525

Transportation Ex Air/Rail - 0.0%
Tricer Holdco SCA:
Class A1 (b)(h)(j)	598,287	1
Class A2 (b)(h)(j)	598,287	1
Class A3 (b)(h)(j)	598,287	1
Class A4 (b)(h)(j)	598,287	1
Class A5 (b)(h)(j)	598,287	1
Class A6 (b)(h)(j)	598,287	1
Class A7 (b)(h)(j)	598,287	1
Class A8 (b)(h)(j)	598,287	1
Class A9 (b)(h)(j)	598,287	1
U.S. Shipping Partners Corp. (b)(h)	51,736	0
U.S. Shipping Partners Corp. warrants 12/31/29 (b)(h)	484,379	0

TOTAL TRANSPORTATION EX AIR/RAIL		9

Utilities - 1.0%
NRG Energy, Inc.	651,500	26,822
Portland General Electric Co.	14,817	775
Vistra Energy Corp.	3,126,400	85,194

TOTAL UTILITIES		112,791

TOTAL COMMON STOCKS
(Cost $1,913,787)		2,556,425

Preferred Stocks - 0.0%
Convertible Preferred Stocks - 0.0%
Consumer Products - 0.0%
Reddy Ice Holdings, Inc. 7.00% pay-in-kind (b)(h)	199,717	1,732
Nonconvertible Preferred Stocks - 0.0%
Transportation Ex Air/Rail - 0.0%
Tricer Holdco SCA (b)(h)(j)	287,159,690	97
TOTAL PREFERRED STOCKS
(Cost $11,676)		1,829
	Principal Amount (000s)	Value (000s)

Bank Loan Obligations - 5.3%
Air Transportation - 0.0%
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.6024% 4/4/26 (a)(e)	1,197	1,202
Tranche B 2LN, term loan 3 month U.S. LIBOR + 4.000% 6.6024% 4/4/26 (a)(e)	643	646

TOTAL AIR TRANSPORTATION		1,848

Automotive & Auto Parts - 0.2%
Wand NewCo 3, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.9771% 2/5/26 (a)(e)	17,925	18,037
Banks & Thrifts - 0.0%
Citadel Securities LP Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.9785% 2/22/26 (a)(b)(e)	2,995	3,010
Building Materials - 0.0%
Traverse Midstream Partners Ll Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.59% 9/27/24 (a)(e)	2,965	2,949
Cable/Satellite TV - 0.2%
CSC Holdings LLC Tranche B4 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.4726% 4/6/27 (a)(e)	17,960	18,000
Energy - 2.0%
BCP Raptor II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7.3651% 11/3/25 (a)(e)	6,070	5,871
BCP Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.8789% 6/22/24 (a)(e)	8,892	8,580
California Resources Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 12.8535% 12/31/21 (a)(e)	98,190	100,829
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7.2285% 12/31/22 (a)(e)	77,095	74,589
Epic Crude Services LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.49% 3/1/26 (a)(e)	35,950	35,740
Forbes Energy Services LLC Tranche B, term loan 14% 4/13/21 (a)(b)	2,154	2,171

TOTAL ENERGY		227,780

Healthcare - 0.5%
RegionalCare Hospital Partners Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.9874% 11/16/25 (a)(e)	30,374	30,499
Valeant Pharmaceuticals International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.4735% 6/1/25 (a)(e)	2,151	2,159
VVC Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 7.197% 2/11/26 (a)(e)	23,950	24,060

TOTAL HEALTHCARE		56,718

Hotels - 0.2%
Travelport Finance Luxembourg SARL Tranche B 2LN, term loan 3 month U.S. LIBOR + 9.000% 3/18/27 (b)(e)(k)	23,945	23,227
Insurance - 0.0%
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.3363% 4/25/25 (a)(e)	5,399	5,340
Metals/Mining - 0.1%
Murray Energy Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.8789% 10/17/22 (a)(e)	22,602	17,974
Paper - 0.1%
Flex Acquisition Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.8761% 6/29/25 (a)(e)	17,339	17,043
Services - 0.6%
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.851% 6/13/25 (a)(e)	46,476	46,263
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 6.101% 6/13/24 (a)(e)	14,437	14,305
KUEHG Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 10.851% 8/22/25 (a)(e)	6,055	5,994

TOTAL SERVICES		66,562

Technology - 1.4%
Boxer Parent Co., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.851% 10/2/25 (a)(e)	36,922	36,680
Digicert Holdings, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 4.000% 6.4831% 10/31/24 (a)(e)	17,463	17,477
3 month U.S. LIBOR + 8.000% 10.4831% 10/31/25 (a)(e)	13,644	13,559
Kronos, Inc. 2LN, term loan 3 month U.S. LIBOR + 8.250% 10.9863% 11/1/24 (a)(e)	19,695	20,298
Landesk Group, Inc. term loan:
3 month U.S. LIBOR + 4.250% 6.73% 1/20/24 (a)(e)	3,100	3,078
3 month U.S. LIBOR + 9.000% 11.48% 1/20/25 (a)(e)	10,270	10,026
McAfee LLC Tranche B, term loan:
3 month U.S. LIBOR + 3.750% 6.2285% 9/29/24 (a)(e)	4,622	4,648
3 month U.S. LIBOR + 8.500% 10.9785% 9/29/25 (a)(e)	25,836	26,095
Ultimate Software Group, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.750% 4/8/26 (e)(k)	3,540	3,563
Web.com Group, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 10.234% 10/11/26 (a)(e)	15,014	14,751
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.234% 10/11/25 (a)(e)	11,054	10,990

TOTAL TECHNOLOGY		161,165

TOTAL BANK LOAN OBLIGATIONS
(Cost $622,914)		619,653

Preferred Securities - 9.7%
Banks & Thrifts - 8.4%
Bank of America Corp.:
5.125% (a)(l)	40,150	40,940
5.2% (a)(l)	61,440	63,916
5.875% (a)(l)	102,630	106,736
6.25% (a)(l)	28,555	31,044
Barclays PLC 7.75% (a)(l)	30,535	31,868
Citigroup, Inc.:
5.8% (a)(l)	41,925	43,414
5.9% (a)(l)	27,015	28,258
5.95% (a)(l)	51,015	53,717
6.25% (a)(l)	17,065	18,502
6.3% (a)(l)	5,610	5,997
Credit Agricole SA 7.875% (a)(c)(l)	8,515	9,320
Credit Suisse Group AG 7.5% (a)(c)(l)	38,400	41,290
Goldman Sachs Group, Inc.:
5% (a)(l)	84,915	82,856
5.375% (a)(l)	31,615	33,158
5.7% (a)(l)	35,166	36,206
Huntington Bancshares, Inc. 5.7% (a)(l)	12,990	13,055
JPMorgan Chase & Co.:
5% (a)(l)	43,545	44,376
5.3% (a)(l)	16,855	17,600
6% (a)(l)	69,385	73,878
6.125% (a)(l)	17,585	18,599
6.75% (a)(l)	8,330	9,366
Royal Bank of Scotland Group PLC 8.625% (a)(l)	41,759	45,207
Wells Fargo & Co.:
5.875% (a)(l)	50,420	55,568
5.9% (a)(l)	63,075	66,936

TOTAL BANKS & THRIFTS		971,807

Energy - 1.3%
Andeavor Logistics LP 6.875% (a)(l)	30,450	31,258
DCP Midstream Partners LP 7.375% (a)(l)	15,260	15,455
Energy Transfer Partners LP:
6.25% (a)(l)	70,123	67,635
6.625% (a)(l)	27,290	26,300
Summit Midstream Partners LP 9.5% (a)(l)	15,260	14,585

TOTAL ENERGY		155,233

Homebuilders/Real Estate - 0.0%
Odebrecht Finance Ltd. 7.5% (c)(d)(l)	2,940	456
TOTAL PREFERRED SECURITIES
(Cost $1,096,921)		1,127,496
	Shares	Value (000s)

Money Market Funds - 6.7%
Fidelity Cash Central Fund, 2.49% (m)	746,265,580	746,415
Fidelity Securities Lending Cash Central Fund 2.49% (m)(n)	25,317,411	25,320
TOTAL MONEY MARKET FUNDS
(Cost $771,689)		771,735
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $10,773,040)		11,556,096
NET OTHER ASSETS (LIABILITIES) - 0.6%		75,026
NET ASSETS - 100%		$11,631,122

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Level 3 security

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,973,694,000 or 34.2% of net assets.

 (d) Non-income producing - Security is in default.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (h) Non-income producing

 (i) Security or a portion of the security is on loan at period end.

 (j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,992,000 or 0.0% of net assets.

 (k) The coupon rate will be determined upon settlement of the loan after period end.

 (l) Security is perpetual in nature with no stated maturity date.

 (m) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (n) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 1/12/99	$21,592
Houghton Mifflin Harcourt Co. warrants 6/22/19	6/22/12	$246
Tricer Holdco SCA	10/16/09 - 12/30/17	$10,248
Tricer Holdco SCA Class A1	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A2	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A3	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A4	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A5	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A6	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A7	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A8	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A9	10/16/09 - 10/29/09	$1,655

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$18,734
Fidelity Securities Lending Cash Central Fund	143
Total	$18,877

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$324,579	$324,579	$--	$--
Consumer Discretionary	379,074	358,152	--	20,922
Consumer Staples	92,936	84,279	--	8,657
Energy	96,272	96,272	--	--
Financials	109,842	109,842	--	--
Health Care	232,036	230,112	--	1,924
Industrials	326,615	323,574	--	3,041
Information Technology	741,945	741,945	--	--
Materials	102,992	100,820	--	2,172
Real Estate	39,172	39,172	--	--
Utilities	112,791	112,791	--	--
Corporate Bonds	6,478,958	--	6,475,240	3,718
Bank Loan Obligations	619,653	--	591,245	28,408
Preferred Securities	1,127,496	--	1,127,496	--
Money Market Funds	771,735	771,735	--	--
Total Investments in Securities:	$11,556,096	$3,293,273	$8,193,981	$68,842

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.9%
Canada	4.8%
Cayman Islands	2.8%
United Kingdom	1.4%
Multi-National	1.3%
France	1.3%
Others (Individually Less Than 1%)	5.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		April 30, 2019
Assets
Investment in securities, at value (including securities loaned of $24,953) — See accompanying schedule: Unaffiliated issuers (cost $10,001,351)	$10,784,361
Fidelity Central Funds (cost $771,689)	771,735
Total Investment in Securities (cost $10,773,040)		$11,556,096
Cash		1,504
Receivable for investments sold		57,308
Receivable for fund shares sold		10,914
Dividends receivable		282
Interest receivable		124,778
Distributions receivable from Fidelity Central Funds		1,565
Prepaid expenses		6
Other receivables		616
Total assets		11,753,069
Liabilities
Payable for investments purchased
Regular delivery	$51,354
Delayed delivery	20,091
Payable for fund shares redeemed	13,533
Distributions payable	4,481
Accrued management fee	5,308
Other affiliated payables	1,192
Other payables and accrued expenses	665
Collateral on securities loaned	25,323
Total liabilities		121,947
Net Assets		$11,631,122
Net Assets consist of:
Paid in capital		$10,755,220
Total distributable earnings (loss)		875,902
Net Assets, for 1,153,771 shares outstanding		$11,631,122
Net Asset Value, offering price and redemption price per share ($11,631,122 ÷ 1,153,771 shares)		$10.08

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended April 30, 2019
Investment Income
Dividends		$77,137
Interest		499,418
Income from Fidelity Central Funds		18,877
Total income		595,432
Expenses
Management fee	$65,322
Transfer agent fees	13,513
Accounting and security lending fees	1,457
Custodian fees and expenses	145
Independent trustees' fees and expenses	68
Registration fees	188
Audit	132
Legal	308
Miscellaneous	81
Total expenses before reductions	81,214
Expense reductions	(406)
Total expenses after reductions		80,808
Net investment income (loss)		514,624
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	78,446
Fidelity Central Funds	2
Foreign currency transactions	172
Total net realized gain (loss)		78,620
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	114,341
Fidelity Central Funds	1
Assets and liabilities in foreign currencies	(5)
Total change in net unrealized appreciation (depreciation)		114,337
Net gain (loss)		192,957
Net increase (decrease) in net assets resulting from operations		$707,581

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2019	Year ended April 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$514,624	$557,270
Net realized gain (loss)	78,620	179,670
Change in net unrealized appreciation (depreciation)	114,337	(109,828)
Net increase (decrease) in net assets resulting from operations	707,581	627,112
Distributions to shareholders	(807,791)	–
Distributions to shareholders from net investment income	–	(475,182)
Distributions to shareholders from net realized gain	–	(119,664)
Total distributions	(807,791)	(594,846)
Share transactions
Proceeds from sales of shares	2,212,313	2,505,049
Reinvestment of distributions	721,792	531,851
Cost of shares redeemed	(3,255,515)	(2,247,228)
Net increase (decrease) in net assets resulting from share transactions	(321,410)	789,672
Redemption fees	–	389
Total increase (decrease) in net assets	(421,620)	822,327
Net Assets
Beginning of period	12,052,742	11,230,415
End of period	$11,631,122	$12,052,742
Other Information
Undistributed net investment income end of period		$127,075
Shares
Sold	223,038	244,684
Issued in reinvestment of distributions	73,721	52,177
Redeemed	(333,577)	(219,719)
Net increase (decrease)	(36,818)	77,142

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Capital & Income Fund

Years ended April 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.12	$10.09	$9.24	$9.99	$10.07
Income from Investment Operations
Net investment income (loss)A	.432	.482	.430	.404	.416
Net realized and unrealized gain (loss)	.207	.065	.824	(.710)	.276
Total from investment operations	.639	.547	1.254	(.306)	.692
Distributions from net investment income	(.487)	(.410)	(.405)	(.387)	(.411)
Distributions from net realized gain	(.192)	(.107)	–	(.058)	(.362)
Total distributions	(.679)	(.517)	(.405)	(.445)	(.773)
Redemption fees added to paid in capitalA	–	–B	.001	.001	.001
Net asset value, end of period	$10.08	$10.12	$10.09	$9.24	$9.99
Total ReturnC	6.74%	5.51%	13.85%	(3.05)%	7.17%
Ratios to Average Net AssetsD,E
Expenses before reductions	.69%	.67%	.73%	.75%	.72%
Expenses net of fee waivers, if any	.69%	.67%	.73%	.75%	.72%
Expenses net of all reductions	.69%	.67%	.73%	.74%	.72%
Net investment income (loss)	4.37%	4.71%	4.45%	4.30%	4.16%
Supplemental Data
Net assets, end of period (in millions)	$11,631	$12,053	$11,230	$10,188	$11,160
Portfolio turnover rateF	43%	39%	39%	35%	41%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity Capital & Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $511 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,139,400
Gross unrealized depreciation	(307,360)
Net unrealized appreciation (depreciation)	$832,040
Tax Cost	$10,724,056

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,106
Undistributed long-term capital gain	$35,272
Net unrealized appreciation (depreciation) on securities and other investments	$832,036

The tax character of distributions paid was as follows:

	April 30, 2019	April 30, 2018
Ordinary Income	$578,310	$ 477,419
Long-term Capital Gains	229,481	117,427
Total	$807,791	$ 594,846

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,640,736 and $4,763,692, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .11% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $48 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $32 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $143, including $1 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $300 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $42.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $64.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Litigation.

The Fund and other entities managed by FMR or its affiliates were named as defendants in a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contend that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In January 2015, the Court of Appeals ruled that JPMorgan, as administrative agent for all of the debtholders, released the security interest on certain collateral securing the debt prior to the 2009 payments. In September 2017, an opinion was issued in a trial intended to help determine the value of any remaining, unreleased collateral. In May 2019, the parties reached a settlement that has been approved by the Bankruptcy Court, but is not yet final. Given this contingency, Management cannot determine the amount of loss that may be realized, but expects the amount to be less than the $100,876 received in 2009. The Fund is also incurring legal costs in defending the case.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Capital & Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Capital & Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2019, the related statement of operations for the year ended April 30, 2019, the statement of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2019 and the financial highlights for each of the five years in the period ended April 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 14, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 289 funds. Mr. Wiley oversees 195 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2018 to April 30, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period-B November 1, 2018 to April 30, 2019
Actual	.69%	$1,000.00	$1,077.60	$3.55
Hypothetical-C		$1,000.00	$1,021.37	$3.46

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Capital & Income Fund voted to pay on June 10, 2019, to shareholders of record at the opening of business on June 7, 2019, a distribution of $0.032 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2019, $81,782,493, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.98% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $155,543,367 of distributions paid during the period January 1, 2019 to April 30, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Capital & Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Capital & Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods (ended June 30 for 2018 and December 31 for prior periods) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Capital & Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and equal to the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

CAI-ANN-0619
1.703159.121

Fidelity® Focused High Income Fund Annual Report April 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Focused High Income Fund	7.21%	4.16%	7.52%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Focused High Income Fund on April 30, 2009.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofAML® BB US High Yield Constrained Index performed over the same period.

Period Ending Values
$20,640	Fidelity® Focused High Income Fund
$24,275	ICE® BofAML® BB US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds gained 6.71% for the year ending April 30, 2019, as measured by the ICE BofAML® US High Yield Constrained Index. High yield began the year on a high note after enduring an historically volatile final quarter of 2018. With investors shedding conservatism and embracing risk assets, the index rose 8.90% year to date, its strongest opening four-month stretch since 2009. Notable drivers included upbeat company earnings/outlooks and signs the U.S. Federal Reserve may pause on interest rate hikes. The uptrend was in contrast to the fourth quarter of 2018, when rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from stocks and other risk assets as they were already gripped by uncertainty about global trade and the Fed picking up the pace of interest rate hikes. With its concentration in energy-related companies, the high-yield market was particularly hampered by a significant decline in oil prices during the fourth quarter. For the full year, higher-quality bonds made the strongest advances, averaging roughly 7% for the core BB- and B-rated credit tiers, while the lower-quality “CCC and below” rung gained only 3%. By industry, returns were resoundingly positive. The top performers were health care and cable/satellite TV (+10%), followed by super retail, food/drug retail and utilities (each +9%). In contrast, energy gained about 3%, while automotive & auto parts and transportation ex air/rail each rose roughly 4%.

Comments from Co-Portfolio Managers Michael Weaver and Alexandre Karam:  For the fiscal year, the fund gained 7.21%, roughly in line with the 7.29% advance of the benchmark, the ICE BofAML® BB US High Yield Constrained Index. The fund’s core high-yield bond portfolio finished notably ahead of the benchmark the past 12 months, boosting relative performance. Here, security selection was the biggest driver, while industry positioning helped to a lesser degree. Bond picks were strongest among banks &thrifts, with an overweighting in Bank of America a top contributor. The combination of a sizable overweighting in the cable/satellite TV segment and good picks here – led by Charter Communications (CCO Holdings) – was beneficial, as was security selection among gaming companies. In contrast, the biggest individual detractors were Sanchez Energy, a holding the managers exited when the company declared bankruptcy, and airline leasing company AerCap. Lastly, the fund’s non-benchmark allocation to floating-rate bank loans lagged high yield and therefore detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 1, 2018, former Co-Manager Matt Conti retired from the firm, leaving Mike Weaver and Alexandre Karam, who assume management responsibilities for the fund on June 30, 2018, and December 31, 2018, respectively, as co-managers.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2019

(by issuer, excluding cash equivalents)	% of fund's net assets
CCO Holdings LLC/CCO Holdings Capital Corp.	3.6
Ally Financial, Inc.	2.6
Navient Corp.	2.5
Sirius XM Radio, Inc.	2.3
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	2.1
13.1

Top Five Market Sectors as of April 30, 2019

% of fund's net assets
Energy	14.7
Telecommunications	9.0
Diversified Financial Services	8.4
Healthcare	8.1
Cable/Satellite TV	7.9

Quality Diversification (% of fund's net assets)

As of April 30, 2019
BBB	7.0%
BB	65.7%
B	21.0%
Short-Term Investments and Net Other Assets	6.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2019*
Nonconvertible Bonds	88.1%
Convertible Bonds, Preferred Stocks	0.6%
Bank Loan Obligations	1.0%
Other Investments	4.0%
Short-Term Investments and Net Other Assets (Liabilities)	6.3%

 * Foreign investments - 19.0%

Schedule of Investments April 30, 2019

Showing Percentage of Net Assets

Corporate Bonds - 88.7%
	Principal Amount	Value
Convertible Bonds - 0.6%
Broadcasting - 0.6%
DISH Network Corp.:
2.375% 3/15/24	$1,230,000	$1,069,127
3.375% 8/15/26	680,000	623,773
		1,692,900
Nonconvertible Bonds - 88.1%
Aerospace - 1.5%
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (a)	1,620,000	1,660,500
BWX Technologies, Inc. 5.375% 7/15/26 (a)	1,500,000	1,530,000
TransDigm, Inc. 6.25% 3/15/26 (a)	1,305,000	1,358,831
		4,549,331
Air Transportation - 0.6%
Aercap Global Aviation Trust 6.5% 6/15/45 (a)(b)	1,665,000	1,698,300
Banks & Thrifts - 3.1%
Ally Financial, Inc.:
5.125% 9/30/24	770,000	813,544
5.75% 11/20/25	4,130,000	4,475,888
8% 11/1/31	1,995,000	2,553,600
Royal Bank of Scotland Group PLC 5.125% 5/28/24	1,600,000	1,663,197
		9,506,229
Broadcasting - 2.3%
Sirius XM Radio, Inc.:
3.875% 8/1/22 (a)	1,695,000	1,692,881
5% 8/1/27 (a)	2,285,000	2,303,737
5.375% 7/15/26 (a)	800,000	823,000
6% 7/15/24 (a)	2,195,000	2,266,338
		7,085,956
Cable/Satellite TV - 7.9%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4% 3/1/23 (a)	1,750,000	1,754,375
5% 2/1/28 (a)	3,055,000	3,051,181
5.125% 5/1/23 (a)	1,105,000	1,132,625
5.125% 5/1/27 (a)	2,110,000	2,141,650
5.5% 5/1/26 (a)	1,150,000	1,186,800
5.875% 5/1/27 (a)	1,630,000	1,693,163
CSC Holdings LLC:
5.375% 7/15/23 (a)	3,745,000	3,829,263
5.5% 4/15/27 (a)	1,320,000	1,359,772
DISH DBS Corp.:
5.875% 11/15/24	1,330,000	1,147,125
7.75% 7/1/26	815,000	729,425
Virgin Media Secured Finance PLC 5.5% 8/15/26 (a)	1,460,000	1,496,544
Ziggo Secured Finance BV 5.5% 1/15/27 (a)	4,455,000	4,443,863
		23,965,786
Capital Goods - 1.1%
AECOM:
5.125% 3/15/27	2,000,000	2,007,520
5.875% 10/15/24	1,155,000	1,224,300
		3,231,820
Chemicals - 2.8%
CF Industries Holdings, Inc. 5.15% 3/15/34	80,000	77,400
NOVA Chemicals Corp. 4.875% 6/1/24 (a)	825,000	806,438
OCI NV 6.625% 4/15/23 (a)	1,270,000	1,322,705
Olin Corp.:
5% 2/1/30	360,000	356,400
5.125% 9/15/27	1,695,000	1,718,306
The Chemours Co. LLC:
5.375% 5/15/27	1,000,000	997,500
7% 5/15/25	730,000	771,975
Valvoline, Inc. 4.375% 8/15/25	1,065,000	1,033,050
W. R. Grace & Co.-Conn. 5.625% 10/1/24 (a)	1,200,000	1,287,000
		8,370,774
Containers - 2.4%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 4.625% 5/15/23 (a)	2,090,000	2,109,730
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26	1,770,000	1,723,538
OI European Group BV 4% 3/15/23 (a)	1,230,000	1,211,550
Owens-Brockway Glass Container, Inc. 5.375% 1/15/25 (a)	460,000	469,200
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.125% 7/15/23 (a)	890,000	902,914
Silgan Holdings, Inc. 4.75% 3/15/25	810,000	801,900
		7,218,832
Diversified Financial Services - 8.4%
FLY Leasing Ltd. 5.25% 10/15/24	1,385,000	1,346,913
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	4,185,000	4,226,850
6.25% 2/1/22	1,970,000	2,029,652
MSCI, Inc.:
4.75% 8/1/26 (a)	2,350,000	2,408,280
5.375% 5/15/27 (a)	545,000	572,931
Navient Corp.:
5.5% 1/25/23	1,670,000	1,699,225
5.875% 10/25/24	110,000	110,550
6.125% 3/25/24	210,000	214,788
6.5% 6/15/22	460,000	482,724
6.625% 7/26/21	2,370,000	2,482,575
7.25% 1/25/22	605,000	648,106
7.25% 9/25/23	1,765,000	1,910,613
Park Aerospace Holdings Ltd.:
4.5% 3/15/23 (a)	375,000	379,095
5.25% 8/15/22 (a)	965,000	1,004,565
5.5% 2/15/24 (a)	1,775,000	1,871,028
Quicken Loans, Inc. 5.25% 1/15/28 (a)	1,830,000	1,775,100
Springleaf Financial Corp.:
6.875% 3/15/25	1,105,000	1,185,113
7.125% 3/15/26	1,040,000	1,103,960
		25,452,068
Diversified Media - 1.1%
Nielsen Co. SARL (Luxembourg):
5% 2/1/25 (a)	890,000	876,650
5.5% 10/1/21 (a)	135,000	135,675
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (a)	2,300,000	2,288,638
		3,300,963
Energy - 13.6%
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27	990,000	1,032,075
5.875% 3/31/25	1,590,000	1,713,225
7% 6/30/24	2,245,000	2,517,206
Cheniere Energy Partners LP:
5.25% 10/1/25	2,585,000	2,636,700
5.625% 10/1/26 (a)	1,155,000	1,193,069
Consolidated Energy Finance SA 3 month U.S. LIBOR + 3.750% 6.3609% 6/15/22 (a)(b)(c)	1,290,000	1,283,592
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.75% 4/1/25	2,795,000	2,864,875
6.25% 4/1/23	845,000	866,125
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	1,130,000	1,148,363
DCP Midstream Operating LP 5.375% 7/15/25	1,060,000	1,114,283
Duke Energy Field Services 8.125% 8/16/30	315,000	376,425
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (a)	195,000	203,288
5.75% 1/30/28 (a)	195,000	207,675
Hess Infrastructure Partners LP 5.625% 2/15/26 (a)	2,090,000	2,137,025
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (a)	2,755,000	2,734,338
5.75% 10/1/25 (a)	1,294,000	1,303,705
Jonah Energy LLC 7.25% 10/15/25 (a)	750,000	448,125
Magnolia Oil & Gas Operating LLC 6% 8/1/26 (a)	740,000	754,800
Nabors Industries, Inc. 5.5% 1/15/23	490,000	466,725
NextEra Energy Partners LP:
4.25% 9/15/24 (a)	1,760,000	1,765,720
4.5% 9/15/27 (a)	255,000	250,538
Parsley Energy LLC/Parsley 5.25% 8/15/25 (a)	1,850,000	1,866,188
PBF Holding Co. LLC/PBF Finance Corp. 7% 11/15/23	1,200,000	1,234,500
Rose Rock Midstream LP/Rose Rock Finance Corp.:
5.625% 7/15/22	105,000	104,081
5.625% 11/15/23	1,000,000	950,000
SemGroup Corp.:
6.375% 3/15/25	35,000	33,338
7.25% 3/15/26	1,510,000	1,460,925
Summit Midstream Holdings LLC 5.75% 4/15/25	1,575,000	1,452,938
Sunoco LP/Sunoco Finance Corp. 5.5% 2/15/26	800,000	814,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25% 11/15/23	1,135,000	1,137,838
5.125% 2/1/25	780,000	799,500
5.375% 2/1/27	390,000	395,850
5.875% 4/15/26	1,840,000	1,937,175
Teine Energy Ltd. 6.875% 9/30/22 (a)	577,000	588,540
TerraForm Power Operating LLC:
4.25% 1/31/23 (a)	355,000	351,006
5% 1/31/28 (a)	385,000	379,706
6.625% 6/15/25 (a)(b)	652,000	681,340
		41,204,802
Food/Beverage/Tobacco - 3.5%
C&S Group Enterprises LLC 5.375% 7/15/22 (a)	905,000	902,738
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (a)	2,215,000	2,273,144
5.875% 7/15/24 (a)	2,340,000	2,407,275
6.75% 2/15/28 (a)	280,000	296,100
JBS U.S.A. Lux SA / JBS Food Co. 6.5% 4/15/29 (a)	765,000	810,900
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (a)	875,000	888,020
4.875% 11/1/26 (a)	565,000	573,475
Vector Group Ltd. 6.125% 2/1/25 (a)	2,895,000	2,598,263
		10,749,915
Gaming - 4.2%
GLP Capital LP/GLP Financing II, Inc. 5.25% 6/1/25	995,000	1,045,685
MCE Finance Ltd. 4.875% 6/6/25 (a)	1,225,000	1,222,877
MGM Growth Properties Operating Partnership LP:
4.5% 9/1/26	3,300,000	3,258,750
4.5% 1/15/28	1,525,000	1,464,000
5.75% 2/1/27 (a)	270,000	284,175
MGM Mirage, Inc. 5.75% 6/15/25	1,320,000	1,396,296
Scientific Games Corp. 5% 10/15/25 (a)	1,000,000	995,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (a)	1,930,000	1,886,575
Wynn Macau Ltd. 4.875% 10/1/24 (a)	1,115,000	1,096,809
		12,650,167
Healthcare - 8.1%
Charles River Laboratories International, Inc. 5.5% 4/1/26 (a)	425,000	444,656
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	1,195,000	1,234,053
HCA Holdings, Inc.:
5% 3/15/24	255,000	269,978
5.25% 6/15/26	1,545,000	1,650,256
Hologic, Inc.:
4.375% 10/15/25 (a)	780,000	772,688
4.625% 2/1/28 (a)	150,000	147,188
IMS Health, Inc. 5% 10/15/26 (a)	1,500,000	1,531,875
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27	1,710,000	1,714,275
5.25% 8/1/26	1,455,000	1,482,281
6.375% 3/1/24	880,000	926,640
Sabra Health Care LP/Sabra Capital Corp. 5.375% 6/1/23	995,000	1,011,169
Teleflex, Inc.:
4.625% 11/15/27	505,000	502,834
4.875% 6/1/26	1,955,000	1,994,100
Tenet Healthcare Corp.:
4.375% 10/1/21	1,100,000	1,112,375
4.625% 7/15/24	2,520,000	2,527,100
5.125% 5/1/25	1,200,000	1,210,500
6.25% 2/1/27 (a)	470,000	489,975
Valeant Pharmaceuticals International, Inc. 7% 3/15/24 (a)	2,540,000	2,676,525
Wellcare Health Plans, Inc.:
5.25% 4/1/25	500,000	516,250
5.375% 8/15/26 (a)	2,205,000	2,309,297
		24,524,015
Homebuilders/Real Estate - 0.6%
Howard Hughes Corp. 5.375% 3/15/25 (a)	1,345,000	1,356,379
Starwood Property Trust, Inc. 4.75% 3/15/25	440,000	441,100
		1,797,479
Hotels - 1.2%
Hilton Escrow Issuer LLC 4.25% 9/1/24	1,345,000	1,346,816
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.625% 4/1/25	750,000	759,375
4.875% 4/1/27	445,000	451,119
Wyndham Hotels & Resorts, Inc. 5.375% 4/15/26 (a)	1,020,000	1,040,400
		3,597,710
Leisure - 0.3%
Mattel, Inc. 6.75% 12/31/25 (a)	895,000	895,280
Metals/Mining - 1.0%
Freeport-McMoRan, Inc.:
3.55% 3/1/22	1,905,000	1,888,331
4.55% 11/14/24	340,000	337,875
Nufarm Australia Ltd. 5.75% 4/30/26 (a)	900,000	837,000
		3,063,206
Restaurants - 0.7%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4.25% 5/15/24 (a)	825,000	812,625
KFC Holding Co./Pizza Hut Holding LLC 5% 6/1/24 (a)	1,300,000	1,329,250
		2,141,875
Services - 1.4%
Aramark Services, Inc. 4.75% 6/1/26	2,460,000	2,496,900
CDK Global, Inc. 4.875% 6/1/27	505,000	510,050
Corrections Corp. of America:
4.625% 5/1/23	145,000	140,875
5% 10/15/22	530,000	530,000
Prime Security One MS, Inc. 4.875% 7/15/32 (a)	695,000	575,113
		4,252,938
Super Retail - 0.2%
The William Carter Co. 5.625% 3/15/27 (a)	465,000	480,694
Technology - 6.0%
Entegris, Inc. 4.625% 2/10/26 (a)	1,400,000	1,400,000
Fair Isaac Corp. 5.25% 5/15/26 (a)	1,305,000	1,357,200
First Data Corp. 5.375% 8/15/23 (a)	1,255,000	1,283,112
Gartner, Inc. 5.125% 4/1/25 (a)	390,000	399,446
Nuance Communications, Inc. 5.625% 12/15/26	1,495,000	1,526,769
Open Text Corp. 5.875% 6/1/26 (a)	2,015,000	2,110,713
Qorvo, Inc. 5.5% 7/15/26 (a)	1,330,000	1,386,525
Sensata Technologies BV 5% 10/1/25 (a)	1,915,000	1,962,875
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (a)	435,000	459,469
SoftBank Corp. 5.375% 7/30/22 (Reg. S)	1,000,000	1,030,000
Symantec Corp. 5% 4/15/25 (a)	3,710,000	3,782,928
TTM Technologies, Inc. 5.625% 10/1/25 (a)	1,665,000	1,644,188
		18,343,225
Telecommunications - 8.5%
Altice Financing SA:
6.625% 2/15/23 (a)	2,240,000	2,296,000
7.5% 5/15/26 (a)	433,000	439,495
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (a)	460,000	460,455
7.5% 10/15/26 (a)	1,355,000	1,405,813
Equinix, Inc. 5.875% 1/15/26	1,625,000	1,716,406
Level 3 Financing, Inc.:
5.25% 3/15/26	1,186,000	1,204,167
5.375% 5/1/25	900,000	916,740
5.625% 2/1/23	2,000,000	2,020,000
Millicom International Cellular SA:
6% 3/15/25 (a)	110,000	113,850
6.625% 10/15/26 (a)	1,880,000	2,009,532
Neptune Finco Corp. 6.625% 10/15/25 (a)	4,600,000	4,887,482
Qwest Corp. 6.75% 12/1/21	510,000	544,568
SBA Communications Corp. 4.875% 9/1/24	600,000	609,383
SFR Group SA 7.375% 5/1/26 (a)	1,300,000	1,317,063
T-Mobile U.S.A., Inc.:
4.5% 2/1/26	845,000	848,515
6% 3/1/23	1,175,000	1,208,781
6.5% 1/15/24	1,160,000	1,200,600
Telecom Italia Capital SA:
6% 9/30/34	295,000	272,875
6.375% 11/15/33	165,000	160,411
Telecom Italia SpA 5.303% 5/30/24 (a)	375,000	373,594
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (a)	1,200,000	1,191,000
U.S. West Communications 7.25% 9/15/25	560,000	611,852
		25,808,582
Transportation Ex Air/Rail - 1.2%
Avolon Holdings Funding Ltd.:
5.125% 10/1/23 (a)	2,045,000	2,125,225
5.25% 5/15/24 (a)	520,000	542,594
5.5% 1/15/23 (a)	820,000	858,597
		3,526,416
Utilities - 6.4%
Clearway Energy Operating LLC 5.75% 10/15/25 (a)	525,000	536,813
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	3,140,000	3,375,500
InterGen NV 7% 6/30/23 (a)	1,635,000	1,502,156
NRG Energy, Inc.:
5.75% 1/15/28	515,000	545,370
6.25% 5/1/24	360,000	371,592
6.625% 1/15/27	2,390,000	2,557,300
NRG Yield Operating LLC 5% 9/15/26	790,000	769,760
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (a)	2,906,221	3,124,187
The AES Corp.:
4.875% 5/15/23	1,605,000	1,629,974
6% 5/15/26	1,880,000	1,988,100
Vistra Operations Co. LLC 5.5% 9/1/26 (a)	3,020,000	3,110,600
		19,511,352

TOTAL NONCONVERTIBLE BONDS		266,927,715

TOTAL CORPORATE BONDS
(Cost $263,140,972)		268,620,615

Bank Loan Obligations - 1.0%
Energy - 0.5%
Consolidated Energy Finance SA Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.9726% 5/7/25 (b)(c)	1,533,388	1,510,387
Telecommunications - 0.5%
Frontier Communications Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.24% 6/15/24 (b)(c)	1,507,329	1,469,646
TOTAL BANK LOAN OBLIGATIONS
(Cost $2,938,134)		2,980,033

Preferred Securities - 4.0%
Banks & Thrifts - 3.4%
Bank of America Corp.:
6.1% (b)(d)	1,335,000	1,441,746
6.25% (b)(d)	3,180,000	3,457,235
6.5% (b)(d)	450,000	493,529
Barclays PLC 7.875% (Reg. S) (b)(d)	1,690,000	1,797,835
Royal Bank of Scotland Group PLC 7.5% (b)(d)	1,065,000	1,102,638
Wells Fargo & Co. 5.9% (b)(d)	2,000,000	2,122,412

TOTAL BANKS & THRIFTS		10,415,395

Energy - 0.6%
Andeavor Logistics LP 6.875% (b)(d)	1,700,000	1,745,090
TOTAL PREFERRED SECURITIES
(Cost $11,665,240)		12,160,485
	Shares	Value

Money Market Funds - 5.1%
Fidelity Cash Central Fund, 2.49% (e)
(Cost $15,470,454)	15,467,361	15,470,454
TOTAL INVESTMENT IN SECURITIES - 98.8%
(Cost $293,214,800)		299,231,587
NET OTHER ASSETS (LIABILITIES) - 1.2%		3,549,675
NET ASSETS - 100%		$302,781,262

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $145,008,185 or 47.9% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security is perpetual in nature with no stated maturity date.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$150,215
Total	$150,215

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$268,620,615	$--	$268,620,615	$--
Bank Loan Obligations	2,980,033	--	2,980,033	--
Preferred Securities	12,160,485	--	12,160,485	--
Money Market Funds	15,470,454	15,470,454	--	--
Total Investments in Securities:	$299,231,587	$15,470,454	$283,761,133	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.0%
Netherlands	3.4%
Luxembourg	3.3%
Cayman Islands	3.0%
Canada	2.4%
United Kingdom	2.2%
Multi-National	1.9%
Ireland	1.3%
Others (Individually Less Than 1%)	1.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $277,744,346)	$283,761,133
Fidelity Central Funds (cost $15,470,454)	15,470,454
Total Investment in Securities (cost $293,214,800)		$299,231,587
Cash		3,639
Receivable for investments sold		2,406,991
Receivable for fund shares sold		253,371
Interest receivable		3,650,995
Distributions receivable from Fidelity Central Funds		22,659
Prepaid expenses		179
Total assets		305,569,421
Liabilities
Payable for investments purchased	$1,890,006
Payable for fund shares redeemed	426,181
Distributions payable	215,006
Accrued management fee	138,759
Other affiliated payables	47,348
Other payables and accrued expenses	70,859
Total liabilities		2,788,159
Net Assets		$302,781,262
Net Assets consist of:
Paid in capital		$308,025,591
Total distributable earnings (loss)		(5,244,329)
Net Assets, for 35,014,520 shares outstanding		$302,781,262
Net Asset Value, offering price and redemption price per share ($302,781,262 ÷ 35,014,520 shares)		$8.65

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2019
Investment Income
Dividends		$1,461,181
Interest		15,880,808
Income from Fidelity Central Funds		150,215
Total income		17,492,204
Expenses
Management fee	$1,759,886
Transfer agent fees	480,776
Accounting fees and expenses	131,562
Custodian fees and expenses	7,005
Independent trustees' fees and expenses	1,925
Registration fees	27,861
Audit	85,413
Legal	562
Miscellaneous	2,675
Total expenses before reductions	2,497,665
Expense reductions	(7,751)
Total expenses after reductions		2,489,914
Net investment income (loss)		15,002,290
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	28,658
Fidelity Central Funds	(177)
Total net realized gain (loss)		28,481
Change in net unrealized appreciation (depreciation) on investment securities		5,646,422
Net gain (loss)		5,674,903
Net increase (decrease) in net assets resulting from operations		$20,677,193

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2019	Year ended April 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,002,290	$21,066,675
Net realized gain (loss)	28,481	10,037,866
Change in net unrealized appreciation (depreciation)	5,646,422	(19,868,398)
Net increase (decrease) in net assets resulting from operations	20,677,193	11,236,143
Distributions to shareholders	(15,270,755)	–
Distributions to shareholders from net investment income	–	(20,060,899)
Total distributions	(15,270,755)	(20,060,899)
Share transactions
Proceeds from sales of shares	41,191,306	89,436,320
Reinvestment of distributions	11,912,459	15,741,265
Cost of shares redeemed	(153,578,554)	(247,556,955)
Net increase (decrease) in net assets resulting from share transactions	(100,474,789)	(142,379,370)
Redemption fees	–	83,202
Total increase (decrease) in net assets	(95,068,351)	(151,120,924)
Net Assets
Beginning of period	397,849,613	548,970,537
End of period	$302,781,262	$397,849,613
Other Information
Undistributed net investment income end of period		$1,274,871
Shares
Sold	4,881,029	10,296,385
Issued in reinvestment of distributions	1,418,128	1,815,188
Redeemed	(18,271,518)	(28,429,361)
Net increase (decrease)	(11,972,361)	(16,317,788)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Focused High Income Fund

Years ended April 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.47	$8.67	$8.22	$8.73	$9.12
Income from Investment Operations
Net investment income (loss)A	.399	.380	.397	.396	.390
Net realized and unrealized gain (loss)	.190	(.219)	.423	(.519)	(.116)
Total from investment operations	.589	.161	.820	(.123)	.274
Distributions from net investment income	(.409)	(.362)	(.373)	(.389)	(.388)
Distributions from net realized gain	–	–	–	–	(.278)
Total distributions	(.409)	(.362)	(.373)	(.389)	(.666)
Redemption fees added to paid in capitalA	–	.001	.003	.002	.002
Net asset value, end of period	$8.65	$8.47	$8.67	$8.22	$8.73
Total ReturnB	7.21%	1.86%	10.22%	(1.30)%	3.20%
Ratios to Average Net AssetsC,D
Expenses before reductions	.79%	.80%	.83%	.85%	.85%
Expenses net of fee waivers, if any	.79%	.80%	.83%	.85%	.85%
Expenses net of all reductions	.78%	.79%	.82%	.85%	.85%
Net investment income (loss)	4.73%	4.38%	4.70%	4.80%	4.40%
Supplemental Data
Net assets, end of period (000 omitted)	$302,781	$397,850	$548,971	$769,732	$625,413
Portfolio turnover rateE	49%	47%	51%	47%	62%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2019

1. Organization.

Fidelity Focused High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$8,519,751
Gross unrealized depreciation	(1,747,126)
Net unrealized appreciation (depreciation)	$6,772,625
Tax Cost	$292,458,962

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$73,262
Capital loss carryforward	$(12,090,215)
Net unrealized appreciation (depreciation) on securities and other investments	$6,772,625

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(12,090,215)

The tax character of distributions paid was as follows:

	April 30, 2019	April 30, 2018
Ordinary Income	$15,270,755	$ 20,060,899

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $148,561,394 and $253,178,914, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .15% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .04%.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $889 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5,686.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $2,065.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Focused High Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Focused High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2019, the related statement of operations for the year ended April 30, 2019, the statement of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2019 and the financial highlights for each of the five years in the period ended April 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 14, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 289 funds. Mr. Wiley oversees 195 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2018 to April 30, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period-B November 1, 2018 to April 30, 2019
Actual	.79%	$1,000.00	$1,063.50	$4.04
Hypothetical-C		$1,000.00	$1,020.88	$3.96

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.25% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $3,677,131 of distributions paid during the period January 1, 2019 to April 30, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Focused High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The fund had portfolio manager changes in June 2018 and November 2018. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Focused High Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods (ended June 30 for 2018 and December 31 for prior periods) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Focused High Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

FFH-ANN-0619
1.801606.114

Fidelity® Series High Income Fund Annual Report April 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2019	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series High Income Fund	6.12%	4.69%	5.88%

 A From March 10, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series High Income Fund on March 10, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofAML® US High Yield Constrained Index performed over the same period.

Period Ending Values
$15,924	Fidelity® Series High Income Fund
$16,438	ICE® BofAML® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds gained 6.71% for the year ending April 30, 2019, as measured by the ICE BofAML® US High Yield Constrained Index. High yield began the year on a high note after enduring an historically volatile final quarter of 2018. With investors shedding conservatism and embracing risk assets, the index rose 8.90% year to date, its strongest opening four-month stretch since 2009. Notable drivers included upbeat company earnings/outlooks and signs the U.S. Federal Reserve may pause on interest rate hikes. The uptrend was in contrast to the fourth quarter of 2018, when rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from stocks and other risk assets as they were already gripped by uncertainty about global trade and the Fed picking up the pace of interest rate hikes. With its concentration in energy-related companies, the high-yield market was particularly hampered by a significant decline in oil prices during the fourth quarter. For the full year, higher-quality bonds made the strongest advances, averaging roughly 7% for the core BB- and B-rated credit tiers, while the lower-quality “CCC and below” rung gained only 3%. By industry, returns were resoundingly positive. The top performers were health care and cable/satellite TV (+10%), followed by super retail, food/drug retail and utilities (each +9%). In contrast, energy gained about 3%, while automotive & auto parts and transportation ex air/rail each rose roughly 4%.

Comments from Co-Portfolio Managers Michael Weaver and Alexandre Karam:  For the fiscal year, the fund gained 6.12%, trailing the 6.71% advance of the benchmark, the ICE BofAML® US High Yield Constrained Index. The fund’s core high-yield bond portfolio modestly trailed the benchmark the past 12 months, partly due to the lagging performance of holdings we eliminated or significantly reduced since assuming management of the portfolio, including Tervita, Navios Maritime and First Quantum Minerals. Bond picks were strongest among food/beverage/tobacco companies, with our large overweighting in JBS Group accounting for most of the outperformance in this sector. Choices among cable/satellite TV companies helped, led by an overweighting in Charter Communications, which was no longer held at period end, as did out-of-benchmark exposure to Talen Energy, the single biggest individual contributor. Non-benchmark exposure to health care company Valeant Pharmaceuticals also provided a relative boost. Holdings in floating-rate bank loans, which were not in the index, performed roughly in line with the benchmark and therefore had a negligible effect on relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On September 29, 2018, Frederick Hoff retired from the firm, leaving Mike Weaver as sole portfolio manager of the fund until December 1, 2018, when Alexandre Karam joined Mike as co-manager.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2019

(by issuer, excluding cash equivalents)	% of fund's net assets
CCO Holdings LLC/CCO Holdings Capital Corp.	2.8
Ally Financial, Inc.	2.4
Tenet Healthcare Corp.	2.3
Cheniere Energy Partners LP	2.2
Sirius XM Radio, Inc.	2.0
11.7

Top Five Market Sectors as of April 30, 2019

% of fund's net assets
Energy	18.0
Telecommunications	10.5
Healthcare	9.9
Diversified Financial Services	6.8
Cable/Satellite TV	6.7

Quality Diversification (% of fund's net assets)

As of April 30, 2019
BBB	3.6%
BB	41.3%
B	35.0%
CCC,CC,C	14.8%
Equities	2.0%
Short-Term Investments and Net Other Assets	3.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2019*
Nonconvertible Bonds	90.2%
Convertible Bonds, Preferred Stocks	1.5%
Common Stocks	1.1%
Bank Loan Obligations	1.3%
Other Investments	2.6%
Short-Term Investments and Net Other Assets (Liabilities)	3.3%

 * Foreign investments - 23.6%

Schedule of Investments April 30, 2019

Showing Percentage of Net Assets

Corporate Bonds - 90.8%
	Principal Amount	Value
Convertible Bonds - 0.6%
Broadcasting - 0.6%
DISH Network Corp.:
2.375% 3/15/24	$690,000	$599,754
3.375% 8/15/26	8,720,000	7,998,966
		8,598,720
Nonconvertible Bonds - 90.2%
Aerospace - 3.6%
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (a)	6,845,000	7,016,125
Bombardier, Inc.:
7.5% 12/1/24 (a)	5,840,000	5,942,200
7.5% 3/15/25 (a)	9,540,000	9,563,850
7.875% 4/15/27 (a)	4,585,000	4,613,656
BWX Technologies, Inc. 5.375% 7/15/26 (a)	5,625,000	5,737,500
TransDigm UK Holdings PLC 6.875% 5/15/26 (a)	1,435,000	1,442,175
TransDigm, Inc.:
6.25% 3/15/26 (a)	11,415,000	11,885,869
6.5% 7/15/24	7,940,000	8,044,213
		54,245,588
Air Transportation - 0.6%
Aercap Global Aviation Trust 6.5% 6/15/45 (a)(b)	8,310,000	8,476,200
Banks & Thrifts - 2.4%
Ally Financial, Inc.:
4.25% 4/15/21	1,210,000	1,225,125
5.75% 11/20/25	24,320,000	26,356,800
8% 11/1/31	7,280,000	9,318,400
		36,900,325
Broadcasting - 2.0%
Sirius XM Radio, Inc.:
3.875% 8/1/22 (a)	2,610,000	2,606,738
5% 8/1/27 (a)	7,200,000	7,259,040
5.375% 4/15/25 (a)	6,223,960	6,379,559
5.375% 7/15/26 (a)	6,393,000	6,576,799
6% 7/15/24 (a)	6,770,000	6,990,025
		29,812,161
Cable/Satellite TV - 6.7%
Altice SA 7.75% 5/15/22 (a)	3,755,000	3,825,406
CCO Holdings LLC/CCO Holdings Capital Corp.:
5% 2/1/28 (a)	1,905,000	1,902,619
5.125% 5/1/27 (a)	4,720,000	4,790,800
5.375% 5/1/25 (a)	4,525,000	4,683,375
5.5% 5/1/26 (a)	7,025,000	7,249,800
5.75% 2/15/26 (a)	7,320,000	7,658,550
5.875% 4/1/24 (a)	7,805,000	8,153,962
5.875% 5/1/27 (a)	8,075,000	8,387,906
CSC Holdings LLC:
5.125% 12/15/21 (a)	3,760,000	3,769,400
5.5% 5/15/26 (a)	10,185,000	10,458,722
5.5% 4/15/27 (a)	3,810,000	3,924,795
7.5% 4/1/28 (a)	1,885,000	2,057,006
7.75% 7/15/25 (a)	3,770,000	4,051,574
DISH DBS Corp.:
5.875% 7/15/22	4,135,000	4,034,520
7.75% 7/1/26	5,935,000	5,311,825
Virgin Media Secured Finance PLC:
5.25% 1/15/26 (a)	995,000	1,012,124
5.5% 8/15/26 (a)	2,675,000	2,741,955
Ziggo Bond Finance BV 5.875% 1/15/25 (a)	7,325,000	7,325,000
Ziggo Secured Finance BV 5.5% 1/15/27 (a)	9,790,000	9,765,525
		101,104,864
Capital Goods - 0.7%
AECOM:
5.125% 3/15/27	6,930,000	6,956,057
5.875% 10/15/24	4,005,000	4,245,300
		11,201,357
Chemicals - 2.9%
CF Industries Holdings, Inc. 5.15% 3/15/34	7,525,000	7,280,438
Element Solutions, Inc. 5.875% 12/1/25 (a)	3,890,000	3,982,388
NOVA Chemicals Corp. 4.875% 6/1/24 (a)	4,110,000	4,017,525
OCI NV 6.625% 4/15/23 (a)	5,725,000	5,962,588
The Chemours Co. LLC:
5.375% 5/15/27	860,000	857,850
6.625% 5/15/23	3,519,000	3,645,508
7% 5/15/25	2,335,000	2,469,263
TPC Group, Inc. 8.75% 12/15/20 (a)	9,040,000	8,938,300
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.375% 9/1/25 (a)	1,705,000	1,658,113
Valvoline, Inc. 5.5% 7/15/24	2,075,000	2,126,875
W. R. Grace & Co.-Conn.:
5.125% 10/1/21 (a)	1,155,000	1,195,425
5.625% 10/1/24 (a)	1,475,000	1,581,938
		43,716,211
Containers - 0.9%
Ard Securities Finance SARL 8.75% 1/31/23 pay-in-kind (a)(b)	1,828,167	1,803,030
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 6% 2/15/25 (a)	6,492,000	6,540,690
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.125% 7/15/23 (a)	2,510,000	2,546,420
7% 7/15/24 (a)	2,985,000	3,085,744
		13,975,884
Diversified Financial Services - 6.8%
Crown Americas LLC/Crown Americas Capital Corp. IV 4.75% 2/1/26	8,679,000	8,820,034
FLY Leasing Ltd.:
5.25% 10/15/24	5,980,000	5,815,550
6.375% 10/15/21	5,167,000	5,244,505
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.25% 2/1/22	4,975,000	5,125,643
6.375% 12/15/25	6,150,000	6,411,375
6.75% 2/1/24	2,995,000	3,133,519
MSCI, Inc.:
5.25% 11/15/24 (a)	4,755,000	4,897,650
5.75% 8/15/25 (a)	1,635,000	1,712,663
Navient Corp.:
5% 10/26/20	2,425,000	2,458,344
6.125% 3/25/24	3,555,000	3,636,054
6.5% 6/15/22	5,030,000	5,278,482
6.75% 6/25/25	6,740,000	6,874,800
6.75% 6/15/26	1,710,000	1,722,979
7.25% 1/25/22	925,000	990,906
7.25% 9/25/23	3,045,000	3,296,213
Park Aerospace Holdings Ltd.:
4.5% 3/15/23 (a)	1,540,000	1,556,817
5.25% 8/15/22 (a)	2,815,000	2,930,415
5.5% 2/15/24 (a)	5,950,000	6,271,895
Quicken Loans, Inc. 5.25% 1/15/28 (a)	4,535,000	4,398,950
Radiate Holdco LLC/Radiate Financial Service Ltd. 6.875% 2/15/23 (a)	4,485,000	4,485,000
Springleaf Financial Corp.:
6.875% 3/15/25	1,735,000	1,860,788
7.125% 3/15/26	7,725,000	8,200,088
Tempo Acquisition LLC 6.75% 6/1/25 (a)	7,110,000	7,261,088
		102,383,758
Diversified Media - 1.0%
E.W. Scripps Co. 5.125% 5/15/25 (a)	1,250,000	1,187,500
MDC Partners, Inc. 6.5% 5/1/24 (a)	5,343,000	4,514,835
Nielsen Co. SARL (Luxembourg) 5% 2/1/25 (a)	2,455,000	2,418,175
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (a)	6,945,000	6,910,692
		15,031,202
Energy - 16.7%
Archrock Partners LP / Archrock Partners Finance Corp. 6.875% 4/1/27 (a)	2,110,000	2,197,038
California Resources Corp. 8% 12/15/22 (a)	14,855,000	11,345,506
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27	1,745,000	1,819,163
7% 6/30/24	4,515,000	5,062,444
Cheniere Energy Partners LP:
5.25% 10/1/25	29,895,000	30,492,865
5.625% 10/1/26 (a)	2,270,000	2,344,819
Chesapeake Energy Corp. 8% 1/15/25	1,555,000	1,574,438
Citgo Petroleum Corp. 6.25% 8/15/22 (a)	6,128,000	6,112,680
Comstock Escrow Corp. 9.75% 8/15/26 (a)	5,800,000	5,278,000
Consolidated Energy Finance SA:
6.5% 5/15/26 (a)	4,185,000	4,268,700
6.875% 6/15/25 (a)	3,085,000	3,177,550
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.25% 4/1/23	7,355,000	7,538,875
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	2,900,000	2,947,125
DCP Midstream Operating LP 5.375% 7/15/25	4,895,000	5,145,673
Denbury Resources, Inc.:
7.5% 2/15/24 (a)	5,410,000	4,977,200
9.25% 3/31/22 (a)	3,757,000	3,803,963
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (a)	1,235,000	1,287,488
5.75% 1/30/28 (a)	1,240,000	1,320,600
Ensco PLC:
5.2% 3/15/25	2,605,000	2,092,180
7.75% 2/1/26	2,870,000	2,475,375
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% 5/15/26 (a)	4,365,000	3,884,850
8% 11/29/24 (a)	9,975,000	6,783,000
Hess Infrastructure Partners LP 5.625% 2/15/26 (a)	6,070,000	6,206,575
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (a)	3,252,000	3,227,610
5.75% 10/1/25 (a)	1,975,000	1,989,813
Jonah Energy LLC 7.25% 10/15/25 (a)	8,900,000	5,317,750
Magnolia Oil & Gas Operating LLC 6% 8/1/26 (a)	2,570,000	2,621,400
MEG Energy Corp. 7% 3/31/24 (a)	3,765,000	3,570,877
Nabors Industries, Inc. 5.75% 2/1/25	4,080,000	3,712,800
NextEra Energy Partners LP 4.25% 9/15/24 (a)	4,285,000	4,298,926
Noble Holding International Ltd. 7.875% 2/1/26 (a)	2,770,000	2,679,975
Parsley Energy LLC/Parsley:
5.25% 8/15/25 (a)	3,450,000	3,480,188
5.375% 1/15/25 (a)	2,185,000	2,226,515
5.625% 10/15/27 (a)	1,410,000	1,441,725
6.25% 6/1/24 (a)	1,030,000	1,067,981
PBF Holding Co. LLC/PBF Finance Corp.:
7% 11/15/23	5,195,000	5,344,356
7.25% 6/15/25	700,000	721,000
Sanchez Energy Corp. 7.25% 2/15/23 (a)	11,110,000	9,360,175
SemGroup Corp.:
6.375% 3/15/25	11,175,000	10,644,188
7.25% 3/15/26	10,768,000	10,418,040
Southwestern Energy Co.:
7.5% 4/1/26	1,985,000	2,014,775
7.75% 10/1/27	1,713,000	1,734,413
Summit Midstream Holdings LLC 5.75% 4/15/25	6,475,000	5,973,188
Sunoco LP/Sunoco Finance Corp.:
4.875% 1/15/23	2,395,000	2,433,919
5.5% 2/15/26	1,280,000	1,302,400
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25% 11/15/23	4,185,000	4,195,463
5.875% 4/15/26	9,140,000	9,622,706
6.75% 3/15/24	1,490,000	1,555,188
Teine Energy Ltd. 6.875% 9/30/22 (a)	4,495,000	4,584,900
TerraForm Power Operating LLC:
4.25% 1/31/23 (a)	2,750,000	2,719,063
5% 1/31/28 (a)	1,295,000	1,277,194
6.625% 6/15/25 (a)(b)	3,195,000	3,338,775
U.S.A. Compression Partners LP:
6.875% 4/1/26	3,560,000	3,733,550
6.875% 9/1/27 (a)	2,015,000	2,120,788
Weatherford International Ltd. 9.875% 2/15/24	2,095,000	1,466,500
Weatherford International, Inc.:
6.8% 6/15/37	1,720,000	1,083,600
9.875% 3/1/25	12,130,000	8,491,000
		251,906,848
Environmental - 1.2%
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	13,015,000	12,673,356
Tervita Escrow Corp. 7.625% 12/1/21 (a)	5,935,000	6,009,188
		18,682,544
Food/Beverage/Tobacco - 4.2%
C&S Group Enterprises LLC 5.375% 7/15/22 (a)	8,710,000	8,688,225
Cott Holdings, Inc. 5.5% 4/1/25 (a)	2,875,000	2,910,938
JBS Investments GmbH 7.25% 4/3/24 (a)	4,035,000	4,180,664
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (a)	14,575,000	14,957,594
5.875% 7/15/24 (a)	2,655,000	2,731,331
6.75% 2/15/28 (a)	10,910,000	11,537,325
JBS U.S.A. Lux SA / JBS Food Co. 6.5% 4/15/29 (a)	4,625,000	4,902,500
Lamb Weston Holdings, Inc. 4.875% 11/1/26 (a)	1,045,000	1,060,675
Pilgrim's Pride Corp. 5.75% 3/15/25 (a)	845,000	857,675
Post Holdings, Inc.:
5% 8/15/26 (a)	2,555,000	2,545,419
5.75% 3/1/27 (a)	2,255,000	2,311,375
Vector Group Ltd. 6.125% 2/1/25 (a)	7,975,000	7,157,563
		63,841,284
Gaming - 5.0%
Boyd Gaming Corp. 6% 8/15/26	2,160,000	2,243,700
CRC Escrow Issuer LLC/CRC Finance LLC 5.25% 10/15/25 (a)	9,050,000	8,846,375
Eldorado Resorts, Inc.:
6% 4/1/25	3,750,000	3,872,016
6% 9/15/26	1,290,000	1,338,375
GLP Capital LP/GLP Financing II, Inc.:
5.25% 6/1/25	3,380,000	3,552,177
5.375% 4/15/26	1,200,000	1,267,272
Golden Entertainment, Inc. 7.625% 4/15/26 (a)	3,125,000	3,132,813
MCE Finance Ltd. 4.875% 6/6/25 (a)	2,855,000	2,850,052
MGM Growth Properties Operating Partnership LP:
4.5% 9/1/26	4,845,000	4,784,438
5.625% 5/1/24	7,470,000	7,852,838
5.75% 2/1/27 (a)	1,340,000	1,410,350
MGM Mirage, Inc. 5.75% 6/15/25	3,130,000	3,310,914
Scientific Games Corp. 5% 10/15/25 (a)	6,630,000	6,596,850
Stars Group Holdings BV 7% 7/15/26 (a)	10,025,000	10,513,719
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (a)	4,485,000	4,384,088
Wynn Macau Ltd.:
4.875% 10/1/24 (a)	6,455,000	6,349,687
5.5% 10/1/27 (a)	3,795,000	3,701,890
		76,007,554
Healthcare - 9.9%
Catalent Pharma Solutions 4.875% 1/15/26 (a)	955,000	957,388
Charles River Laboratories International, Inc. 5.5% 4/1/26 (a)	2,550,000	2,667,938
Community Health Systems, Inc.:
6.25% 3/31/23	5,895,000	5,740,256
8% 3/15/26 (a)	4,460,000	4,337,350
8.625% 1/15/24 (a)	7,940,000	8,059,100
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	4,465,000	4,610,916
HCA Holdings, Inc.:
5.25% 6/15/26	2,865,000	3,060,183
5.375% 9/1/26	2,935,000	3,075,000
5.875% 5/1/23	7,350,000	7,883,610
6.25% 2/15/21	5,100,000	5,348,625
Hologic, Inc. 4.375% 10/15/25 (a)	2,845,000	2,818,328
MPT Operating Partnership LP/MPT Finance Corp.:
5.25% 8/1/26	1,895,000	1,930,531
5.5% 5/1/24	1,515,000	1,549,088
6.375% 3/1/24	2,595,000	2,732,535
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	7,260,000	7,377,975
5.5% 2/1/21	4,015,000	4,050,131
Teleflex, Inc. 4.875% 6/1/26	3,145,000	3,207,900
Tenet Healthcare Corp.:
5.125% 5/1/25	1,775,000	1,790,531
6.25% 2/1/27 (a)	4,115,000	4,289,888
6.75% 6/15/23	10,005,000	10,205,100
8.125% 4/1/22	16,860,000	17,988,946
THC Escrow Corp. III 7% 8/1/25	5,835,000	5,907,938
Valeant Pharmaceuticals International, Inc.:
5.5% 11/1/25 (a)	3,645,000	3,730,439
5.875% 5/15/23 (a)	3,308,000	3,333,472
6.125% 4/15/25 (a)	6,305,000	6,383,813
7% 3/15/24 (a)	2,945,000	3,103,294
8.5% 1/31/27 (a)	2,855,000	3,110,166
9% 12/15/25 (a)	4,735,000	5,244,013
9.25% 4/1/26 (a)	3,945,000	4,388,813
Vizient, Inc. 6.25% 5/15/27 (a)(c)	360,000	372,600
Wellcare Health Plans, Inc.:
5.25% 4/1/25	4,005,000	4,135,163
5.375% 8/15/26 (a)	5,620,000	5,885,826
		149,276,856
Homebuilders/Real Estate - 0.6%
Howard Hughes Corp. 5.375% 3/15/25 (a)	5,535,000	5,581,826
Starwood Property Trust, Inc. 4.75% 3/15/25	3,205,000	3,213,013
		8,794,839
Hotels - 0.8%
Hilton Domestic Operating Co., Inc. 5.125% 5/1/26 (a)	9,375,000	9,597,656
Hilton Escrow Issuer LLC 4.25% 9/1/24	2,000,000	2,002,700
		11,600,356
Insurance - 0.4%
AmWINS Group, Inc. 7.75% 7/1/26 (a)	1,705,000	1,717,788
USIS Merger Sub, Inc. 6.875% 5/1/25 (a)	4,605,000	4,587,731
		6,305,519
Leisure - 0.2%
Mattel, Inc. 6.75% 12/31/25 (a)	3,165,000	3,165,989
Metals/Mining - 1.1%
First Quantum Minerals Ltd.:
6.5% 3/1/24 (a)	2,350,000	2,217,813
7.25% 4/1/23 (a)	3,135,000	3,105,218
Freeport-McMoRan, Inc.:
3.875% 3/15/23	1,835,000	1,816,650
6.875% 2/15/23	4,810,000	5,074,550
Nufarm Australia Ltd. 5.75% 4/30/26 (a)	4,635,000	4,310,550
		16,524,781
Paper - 0.4%
Flex Acquisition Co., Inc.:
6.875% 1/15/25 (a)	5,515,000	5,184,100
7.875% 7/15/26 (a)	1,430,000	1,340,196
NewPage Corp. 11.375% 12/31/2014 (d)(e)	56,458,756	6
		6,524,302
Restaurants - 0.8%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4.25% 5/15/24 (a)	4,498,000	4,430,530
5% 10/15/25 (a)	1,705,000	1,690,081
Golden Nugget, Inc. 6.75% 10/15/24 (a)	6,335,000	6,477,538
		12,598,149
Services - 2.5%
APX Group, Inc.:
7.625% 9/1/23	6,550,000	5,731,250
7.875% 12/1/22	5,390,000	5,376,525
Aramark Services, Inc.:
5% 4/1/25 (a)	3,880,000	3,986,700
5.125% 1/15/24	2,405,000	2,486,169
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (a)	3,785,000	3,557,900
CDK Global, Inc. 5.875% 6/15/26	2,710,000	2,852,275
Corrections Corp. of America:
4.625% 5/1/23	1,285,000	1,248,442
5% 10/15/22	5,430,000	5,430,000
Frontdoor, Inc. 6.75% 8/15/26 (a)	1,855,000	1,945,431
Laureate Education, Inc. 8.25% 5/1/25 (a)	5,525,000	5,980,813
		38,595,505
Super Retail - 0.3%
The William Carter Co. 5.625% 3/15/27 (a)	4,085,000	4,222,869
Technology - 4.1%
Ascend Learning LLC:
6.875% 8/1/25 (a)	570,000	577,125
6.875% 8/1/25 (a)	4,405,000	4,476,581
Ensemble S Merger Sub, Inc. 9% 9/30/23 (a)	1,525,000	1,582,188
Fair Isaac Corp. 5.25% 5/15/26 (a)	1,490,000	1,549,600
Nuance Communications, Inc. 5.625% 12/15/26	4,595,000	4,692,644
Open Text Corp. 5.875% 6/1/26 (a)	3,300,000	3,456,750
Qorvo, Inc. 5.5% 7/15/26 (a)	4,150,000	4,326,375
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (a)	16,310,000	17,696,350
SS&C Technologies, Inc. 5.5% 9/30/27 (a)	5,380,000	5,517,863
Symantec Corp.:
4.2% 9/15/20	2,145,000	2,172,812
5% 4/15/25 (a)	7,145,000	7,285,450
TTM Technologies, Inc. 5.625% 10/1/25 (a)	8,885,000	8,773,938
		62,107,676
Telecommunications - 9.7%
Altice Financing SA:
6.625% 2/15/23 (a)	2,450,000	2,511,250
7.5% 5/15/26 (a)	9,405,000	9,546,075
Altice Finco SA:
7.625% 2/15/25 (a)	7,260,000	6,792,638
8.125% 1/15/24 (a)	2,320,000	2,401,200
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (a)	835,000	835,827
7.5% 10/15/26 (a)	7,195,000	7,464,813
Citizens Utilities Co. 7.05% 10/1/46	11,825,000	5,912,500
Cogent Communications Group, Inc. 5.375% 3/1/22 (a)	2,450,000	2,529,625
Frontier Communications Corp. 8% 4/1/27 (a)	3,890,000	4,021,288
Intelsat Jackson Holdings SA 8.5% 10/15/24 (a)	4,390,000	4,346,100
Level 3 Financing, Inc.:
5.375% 1/15/24	14,510,000	14,691,375
5.375% 5/1/25	120,000	122,232
Millicom International Cellular SA:
6% 3/15/25 (a)	945,000	978,075
6.625% 10/15/26 (a)	6,925,000	7,402,133
Neptune Finco Corp. 6.625% 10/15/25 (a)	9,465,000	10,056,563
Sable International Finance Ltd. 6.875% 8/1/22 (a)	2,856,000	2,984,520
SFR Group SA:
7.375% 5/1/26 (a)	10,520,000	10,658,075
8.125% 2/1/27 (a)	1,710,000	1,786,950
Sprint Communications, Inc. 6% 11/15/22	10,315,000	10,379,469
Sprint Corp.:
7.125% 6/15/24	4,865,000	4,875,642
7.875% 9/15/23	10,375,000	10,790,000
T-Mobile U.S.A., Inc. 6% 4/15/24	5,105,000	5,328,344
Telecom Italia Capital SA:
6% 9/30/34	2,620,000	2,423,500
6.375% 11/15/33	1,470,000	1,429,119
Telecom Italia SpA 5.303% 5/30/24 (a)	2,955,000	2,943,919
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (a)	5,000,000	4,962,500
Zayo Group LLC/Zayo Capital, Inc.:
5.75% 1/15/27 (a)	1,915,000	1,943,725
6.375% 5/15/25	6,040,000	6,145,700
		146,263,157
Transportation Ex Air/Rail - 1.0%
Avolon Holdings Funding Ltd.:
5.125% 10/1/23 (a)	4,539,000	4,717,065
5.25% 5/15/24 (a)	2,500,000	2,608,625
5.5% 1/15/23 (a)	6,980,000	7,308,549
		14,634,239
Utilities - 3.7%
Dynegy, Inc. 7.625% 11/1/24	2,926,000	3,083,273
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22	1,250,000	1,259,375
7% 6/15/23	3,105,000	3,105,000
InterGen NV 7% 6/30/23 (a)	15,853,000	14,564,944
NRG Energy, Inc. 5.75% 1/15/28	2,180,000	2,308,555
NRG Yield Operating LLC 5% 9/15/26	1,735,000	1,690,549
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (a)	2,781,255	2,989,849
Talen Energy Supply LLC:
6.5% 6/1/25	3,985,000	3,496,838
10.5% 1/15/26 (a)	12,212,000	12,757,876
The AES Corp. 5.125% 9/1/27	1,700,000	1,768,000
Vistra Operations Co. LLC 5.5% 9/1/26 (a)	8,035,000	8,276,050
		55,300,309

TOTAL NONCONVERTIBLE BONDS		1,363,200,326

TOTAL CORPORATE BONDS
(Cost $1,346,478,933)		1,371,799,046
	Shares	Value

Common Stocks - 1.1%
Automotive & Auto Parts - 0.1%
Chassix Holdings, Inc. warrants 7/29/20 (e)(f)	48,708	609,824
Food & Drug Retail - 1.0%
Southeastern Grocers, Inc. (e)(f)	436,231	15,302,983
Metals/Mining - 0.0%
Aleris Corp. (e)(f)	46,900	0
Elah Holdings, Inc. (e)(f)	333	21,978

TOTAL METALS/MINING		21,978

TOTAL COMMON STOCKS
(Cost $16,160,228)		15,934,785

Convertible Preferred Stocks - 0.9%
Energy - 0.5%
Chesapeake Energy Corp. Series A, 5.75%	16,430	8,426,447
Telecommunications - 0.1%
Crown Castle International Corp. Series A, 6.875%	1,400	1,612,956
Utilities - 0.3%
Vistra Energy Corp. 7.00%	39,000	3,919,974
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $14,793,409)		13,959,377
	Principal Amount	Value

Bank Loan Obligations - 1.3%
Energy - 0.4%
California Resources Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7.2285% 12/31/22 (b)(g)	4,110,000	3,976,425
Consolidated Energy Finance SA Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.9726% 5/7/25 (b)(g)	1,766,650	1,740,150

TOTAL ENERGY		5,716,575

Insurance - 0.2%
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.3363% 4/25/25 (b)(g)	3,614,726	3,574,964
Telecommunications - 0.7%
Frontier Communications Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.24% 6/15/24 (b)(g)	8,712,200	8,494,395
Radiate Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.4831% 2/1/24 (b)(g)	2,030,161	2,022,914

TOTAL TELECOMMUNICATIONS		10,517,309

TOTAL BANK LOAN OBLIGATIONS
(Cost $19,941,424)		19,808,848

Preferred Securities - 2.6%
Banks & Thrifts - 2.2%
Bank of America Corp. 6.25% (b)(h)	10,115,000	10,996,833
Barclays PLC:
7.75% (b)(h)	1,690,000	1,763,765
7.875% (Reg. S) (b)(h)	6,715,000	7,143,469
Royal Bank of Scotland Group PLC:
7.5% (b)(h)	4,950,000	5,124,939
8.625% (b)(h)	2,080,000	2,251,766
Wells Fargo & Co. 5.9% (b)(h)	5,950,000	6,314,176

TOTAL BANKS & THRIFTS		33,594,948

Energy - 0.4%
DCP Midstream Partners LP 7.375% (b)(h)	1,740,000	1,762,198
Summit Midstream Partners LP 9.5% (b)(h)	3,400,000	3,249,569

TOTAL ENERGY		5,011,767

TOTAL PREFERRED SECURITIES
(Cost $37,713,976)		38,606,715
	Shares	Value

Money Market Funds - 1.9%
Fidelity Cash Central Fund, 2.49% (i)
(Cost $29,333,146)	29,330,218	29,336,085
TOTAL INVESTMENT IN SECURITIES - 98.6%
(Cost $1,464,421,116)		1,489,444,856
NET OTHER ASSETS (LIABILITIES) - 1.4%		21,296,624
NET ASSETS - 100%		$1,510,741,480

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $839,140,983 or 55.5% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Non-income producing - Security is in default.

 (e) Level 3 security

 (f) Non-income producing

 (g) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,562,071
Fidelity Securities Lending Cash Central Fund	2,603
Total	$2,564,674

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$609,824	$--	$--	$609,824
Consumer Staples	15,302,983	--	--	15,302,983
Energy	8,426,447	--	8,426,447	--
Materials	21,978	--	--	21,978
Real Estate	1,612,956	--	1,612,956	--
Utilities	3,919,974	--	3,919,974	--
Corporate Bonds	1,371,799,046	--	1,371,799,040	6
Bank Loan Obligations	19,808,848	--	19,808,848	--
Preferred Securities	38,606,715	--	38,606,715	--
Money Market Funds	29,336,085	29,336,085	--	--
Total Investments in Securities:	$1,489,444,856	$29,336,085	$1,444,173,980	$15,934,791

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Consumer Staples
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	1,246,095
Net Unrealized Gain (Loss) on Investment Securities	2,019,749
Cost of Purchases	23,283,014
Proceeds of Sales	(11,245,875)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$15,302,983
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2019	$2,019,749
Other Investments in Securities
Beginning Balance	$7,295,357
Net Realized Gain (Loss) on Investment Securities	(8,081,475)
Net Unrealized Gain (Loss) on Investment Securities	4,954,631
Cost of Purchases	16,094
Proceeds of Sales	(3,552,799)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$631,808
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2019	$19,072

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	76.4%
Canada	5.1%
Luxembourg	4.2%
Netherlands	4.0%
Cayman Islands	2.9%
Multi-National	2.2%
United Kingdom	1.8%
Others (Individually Less Than 1%)	3.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,435,087,970)	$1,460,108,771
Fidelity Central Funds (cost $29,333,146)	29,336,085
Total Investment in Securities (cost $1,464,421,116)		$1,489,444,856
Cash		26,470
Receivable for investments sold		4,183,525
Receivable for fund shares sold		284,603
Dividends receivable		260,244
Interest receivable		22,379,709
Distributions receivable from Fidelity Central Funds		85,561
Other receivables		150
Total assets		1,516,665,118
Liabilities
Payable for investments purchased
Regular delivery	$4,789,975
Delayed delivery	360,000
Payable for fund shares redeemed	762,836
Other payables and accrued expenses	10,827
Total liabilities		5,923,638
Net Assets		$1,510,741,480
Net Assets consist of:
Paid in capital		$1,782,570,234
Total distributable earnings (loss)		(271,828,754)
Net Assets		$1,510,741,480
Net Asset Value and Maximum Offering Price
Net Asset Value, offering price and redemption price per share ($1,510,741,480 ÷ 159,071,677 shares)		$9.50

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2019
Investment Income
Dividends		$4,720,142
Interest		157,407,413
Income from Fidelity Central Funds		2,564,674
Total income		164,692,229
Expenses
Custodian fees and expenses	$36,420
Independent trustees' fees and expenses	15,472
Commitment fees	7,280
Total expenses before reductions	59,172
Expense reductions	(30,135)
Total expenses after reductions		29,037
Net investment income (loss)		164,663,192
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(76,862,599)
Fidelity Central Funds	6,847
Foreign currency transactions	(8,833)
Total net realized gain (loss)		(76,864,585)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	54,064,148
Fidelity Central Funds	(6,969)
Total change in net unrealized appreciation (depreciation)		54,057,179
Net gain (loss)		(22,807,406)
Net increase (decrease) in net assets resulting from operations		$141,855,786

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2019	Year ended April 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$164,663,192	$182,294,882
Net realized gain (loss)	(76,864,585)	24,517,266
Change in net unrealized appreciation (depreciation)	54,057,179	(67,648,258)
Net increase (decrease) in net assets resulting from operations	141,855,786	139,163,890
Distributions to shareholders	(167,180,454)	–
Distributions to shareholders from net investment income	–	(176,063,609)
Total distributions	(167,180,454)	(176,063,609)
Share transactions - net increase (decrease)	(1,347,738,745)	141,241,043
Total increase (decrease) in net assets	(1,373,063,413)	104,341,324
Net Assets
Beginning of period	2,883,804,893	2,779,463,569
End of period	$1,510,741,480	$2,883,804,893
Other Information
Undistributed net investment income end of period		$28,150,020

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series High Income Fund

Years ended April 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.56	$9.68	$8.96	$9.87	$10.58
Income from Investment Operations
Net investment income (loss)A	.607	.623	.557	.550	.565
Net realized and unrealized gain (loss)	(.051)	(.141)	.687	(.867)	(.382)
Total from investment operations	.556	.482	1.244	(.317)	.183
Distributions from net investment income	(.616)	(.602)	(.524)	(.546)	(.552)
Distributions from net realized gain	–	–	–	(.047)	(.341)
Total distributions	(.616)	(.602)	(.524)	(.593)	(.893)
Net asset value, end of period	$9.50	$9.56	$9.68	$8.96	$9.87
Total ReturnB	6.12%	5.08%	14.25%	(3.08)%	1.86%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	.06%	.69%	.69%	.69%
Expenses net of fee waivers, if any	- %E	.05%	.69%	.69%	.69%
Expenses net of all reductions	- %E	.05%	.69%	.69%	.69%
Net investment income (loss)	6.44%	6.44%	6.00%	6.07%	5.51%
Supplemental Data
Net assets, end of period (000 omitted)	$1,510,741	$2,883,805	$1,285,072	$2,417,317	$2,835,891
Portfolio turnover rateF	69%	49%	44%	34%	31%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2019

1. Organization.

Fidelity Series High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective August 28, 2017, the Fund no longer offered Class F shares, and all outstanding shares of Class F were exchanged for shares of Series High Income.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$15,912,807	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	4.0 - 5.6 / 5.5	Increase
			Discount for lack of marketability	10.0% - 15.0% / 10.2%	Decrease
			Discount rate	10.0% - 15.0% / 10.2%	Decrease
		Book value	Book value multiple	0.0	Increase
Corporate Bonds	$ 6	Recovery value	Recovery value	0.0%	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2019, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, certain conversion ratio adjustments, equity-debt classifications, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$54,671,485
Gross unrealized depreciation	(23,221,137)
Net unrealized appreciation (depreciation)	$31,450,348
Tax Cost	$1,457,994,508

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,153,237
Capital loss carryforward	$(310,428,616)
Net unrealized appreciation (depreciation) on securities and other investments	$31,450,348

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-Term	$(18,430,279)
Long-Term	$(291,998,337)
Total capital loss carryforward	$(310,428,616)

The tax character of distributions paid was as follows:

	April 30, 2019	April 30, 2018
Ordinary Income	$167,180,454	$ 176,063,609

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,620,483,726 and $2,737,574,358, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,888.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,280 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,603. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $30,135.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2019	Year ended April 30, 2018
Distributions to shareholders
Series High Income	$167,180,454	$–
Total	$167,180,454	$–
From net investment income
Series High Income	$–	$149,099,935
Class F	–	26,963,674
Total	$–	$176,063,609

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2019	Year ended April 30, 2018	Year ended April 30, 2019	Year ended April 30, 2018
Series High Income
Shares sold	16,663,280	176,504,625	$156,636,382	$1,705,652,741
Reinvestment of distributions	17,863,731	15,078,574	167,180,454	145,891,047
Shares redeemed	(177,266,032)	(22,564,457)	(1,671,555,581)	(218,685,661)
Net increase (decrease)	(142,739,021)	169,018,742	$(1,347,738,745)	$1,632,858,127
Class F
Shares sold	–	4,069,818	$–	$39,433,422
Reinvestment of distributions	–	2,131,566	–	20,689,896
Shares redeemed	–	(160,622,473)	–	(1,551,740,402)
Net increase (decrease)	–	(154,421,089)	$–	$(1,491,617,084)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Series High Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series High Income Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

June 18, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 289 funds. Mr. Wiley oversees 195 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2018 to April 30, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period-B November 1, 2018 to April 30, 2019
Series High Income	- %-C
Actual		$1,000.00	$1,051.40	$--D
Hypothetical-E		$1,000.00	$1,024.79	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series High Income Fund voted to pay on June 10, 2019, to shareholders of record at the opening of business on June 7, 2019, a distribution of $0.004 per share derived from capital gains realized from sales of portfolio securities.

A total of 0.47% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund with certain exceptions.

In connection with the renewal of the Advisory Contracts, the Board also approved amendments to the management contract for the fund to clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program. The Board considered that the amendments would not change the services provided to the fund or the party responsible for making such payments under the current management contract.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.014% through June 30, 2020.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

FSH-ANN-0619
1.924270.108

Fidelity® Global High Income Fund Annual Report April 30, 2019 Includes Fidelity and Fidelity Advisor share classes

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2019	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 4.00% sales charge)	(0.28)%	3.12%	4.39%
Class M (incl. 4.00% sales charge)	(0.28)%	3.12%	4.38%
Class C (incl. contingent deferred sales charge)	2.12%	3.20%	4.13%
Fidelity® Global High Income Fund	4.03%	4.23%	5.19%
Class I	4.03%	4.23%	5.19%

 A From May 11, 2011

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global High Income Fund, a class of the fund, on May 11, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofAML® Global High Yield and Emerging Markets Plus Index performed over the same period.

Period Ending Values
$14,976	Fidelity® Global High Income Fund
$15,144	ICE® BofAML® Global High Yield and Emerging Markets Plus Index

Management's Discussion of Fund Performance

Market Recap:  Global high-yield bonds rose 4.87% for the 12 months ending April 30, 2019, as measured by the Fidelity Global High Income Composite Index℠. The asset class overcame a sharp decline in the fourth quarter of 2018 amid ongoing trade tension, concerns about global interest rates and heightened uncertainty around the path of the U.S. Federal Reserve. In addition, foreign exchange effects tempered market performance. However, sentiment turned positive in 2019, as developments in China–U.S. trade talks, a dovish Fed rate outlook and receding fears about China’s economy spurred a “risk on” environment. For the full 12 months, Asia benefited from positive developments in China, as reflected in the 7.26% gain of the ICE BofAML® Asian Dollar High Yield Corporate Constrained Index. U.S. high-yield bonds rose 6.71%, as measured by the ICE BofAML® US High Yield Constrained Index, partly due to strong corporate earnings. Emerging-markets corporate debt gained on investors’ increased appetite for yield, manageable new issuance, strong technicals and a reasonable fundamental backdrop, with the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified advancing 6.11%. European high yield returned -4.67%, according to the ICE BofAML Euro High Yield Constrained Index, hurt by widening credit spreads and the stronger U.S. dollar this period, as well as a generally weaker economic environment in Europe.

Comments from Lead Portfolio Manager John Carlson:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned about 3% to 4%, trailing the 4.87% result of the Fidelity Global High Income Composite Index℠. Versus the Composite index, asset allocation decisions were a net positive the past 12 months, but overall security selection within the fund’s regional subportfolios detracted. Security selection in the fund’s emerging-markets corporate debt sleeve hurt relative performance most this period, particularly an overweighting in Argentina. Argentina was compelled to seek an International Monetary Fund package to help instill investor confidence after its currency fell by 50% on weaker trade and a tough fiscal environment. Selections in Asian high yield hurt to a lesser degree. These negatives were somewhat offset by positive security selection in European high yield, where security choices and positioning in Italy helped the most. From an asset allocation perspective, an underweighting in European debt contributed most because it was the only regional benchmark component to decline. Overweighted positions in Asian and U.S. high yield also added relative value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 1, 2019, former Co-Manager Ian Spreadbury retired from Fidelity, leaving Co-Manager James Durance with sole responsibility for the fund's European high-yield subportfolio.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2019

(by issuer, excluding cash equivalents)	% of fund's net assets
CCO Holdings LLC/CCO Holdings Capital Corp.	1.5
NRG Energy, Inc.	1.3
Ally Financial, Inc.	1.3
Tenet Healthcare Corp.	1.3
Sprint Capital Corp.	1.1
6.5

Top Five Countries as of April 30, 2019

(excluding cash equivalents)	% of fund's net assets
United States of America	44.9
Cayman Islands	8.5
Netherlands	7.2
Luxembourg	4.7
Canada	2.6

Top Five Market Sectors as of April 30, 2019

% of fund's net assets
Energy	15.4
Telecommunications	8.1
Healthcare	7.9
Banks & Thrifts	6.8
Homebuilders/Real Estate	5.8

Quality Diversification (% of fund's net assets)

As of April 30, 2019
AAA,AA,A	0.9%
BBB	3.8%
BB	36.6%
B	35.6%
CCC,CC,C	11.6%
Not Rated	3.6%
Equities	1.4%
Short-Term Investments and Net Other Assets	6.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2019*
Corporate Bonds	80.7%
Government Obligations	0.9%
Stocks II	1.4%
Preferred Securities	5.9%
Other Investments	4.6%
Short-Term Investments and Net Other Assets (Liabilities)	6.5%

 * Foreign investments - 48.6%

Schedule of Investments April 30, 2019

Showing Percentage of Net Assets

Corporate Bonds - 80.7%
		Principal Amount(a)	Value
Convertible Bonds - 0.2%
Steel - 0.0%
Vallourec SA 4.125% 10/4/22	EUR	$4,298	$25,367
Utilities - 0.2%
SolarCity Corp. 1.625% 11/1/19		223,000	216,373

TOTAL CONVERTIBLE BONDS			241,740

Nonconvertible Bonds - 80.5%
Aerospace - 1.1%
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (b)		30,000	30,750
Bombardier, Inc.:
7.5% 12/1/24 (b)		96,000	97,680
7.5% 3/15/25 (b)		40,000	40,100
7.875% 4/15/27 (b)		425,000	427,656
BWX Technologies, Inc. 5.375% 7/15/26 (b)		65,000	66,300
DAE Funding LLC 4.5% 8/1/22 (b)		50,000	50,750
TransDigm UK Holdings PLC 6.875% 5/15/26 (b)		200,000	201,000
TransDigm, Inc.:
6.25% 3/15/26 (b)		80,000	83,300
7.5% 3/15/27 (b)		285,000	293,906
			1,291,442
Air Transportation - 1.0%
Aeropuertos Argentina 2000 SA 6.875% 2/1/27 (b)		450,000	406,220
Azul Investments LLP 5.875% 10/26/24 (b)		300,000	285,842
Rumo Luxembourg Sarl:
5.875% 1/18/25 (b)		200,000	202,661
7.375% 2/9/24 (b)		300,000	320,235
			1,214,958
Automotive - 0.1%
Schaeffler Finance BV 3.5% 5/15/22 (Reg. S)	EUR	100,000	112,280
Automotive & Auto Parts - 1.0%
Allison Transmission, Inc. 4.75% 10/1/27 (b)		300,000	293,943
Grupo Antolin Irausa SA 3.25% 4/30/24 (Reg. S)	EUR	100,000	105,112
Lkq Euro Holdings BV 3.625% 4/1/26	EUR	100,000	117,192
Metalsa SA de CV 4.9% 4/24/23 (b)		350,000	351,925
Panther BF Aggregator 2 LP / Panther Finance Co., Inc. 6.25% 5/15/26 (b)		40,000	41,752
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	100,000	103,752
Schaeffler AG 1.875% 3/26/24 (Reg. S)	EUR	25,000	28,790
Volvo Car AB 2.125% 4/2/24 (Reg. S)	EUR	100,000	113,204
			1,155,670
Banks & Thrifts - 3.7%
Access Bank PLC 10.5% 10/19/21 (b)		200,000	217,301
Akbank TAS/Ak Finansal Kiralama A/S 7.2% 3/16/27 (b)(c)		200,000	162,487
Ally Financial, Inc.:
5.75% 11/20/25		375,000	406,406
8% 11/1/31		155,000	196,463
8% 11/1/31		740,000	947,200
Banco Macro SA 6.75% 11/4/26 (b)(c)		300,000	234,788
Bank of Ireland 10% 12/19/22	EUR	100,000	143,004
Bankia SA 3.375% 3/15/27 (Reg. S) (c)	EUR	200,000	232,935
Industrial Senior Trust 5.5% 11/1/22 (b)		200,000	202,339
Intesa Sanpaolo SpA 3.928% 9/15/26 (Reg. S)	EUR	200,000	236,198
JSC BGEO Group 6% 7/26/23 (b)		400,000	406,000
Pearl Holding III Ltd. 9.5% 12/11/22		200,000	163,277
PT Bukit Makmur Mandiri Utama 7.75% 2/13/22 (b)		200,000	208,312
Roadster Finance Designated Activity Co. 2.375% 12/8/27	EUR	100,000	111,694
Turkiye Garanti Bankasi A/S 6.125% 5/24/27 (b)(c)		200,000	158,000
Turkiye Is Bankasi A/S 5.5% 4/21/22 (b)		300,000	274,125
Zenith Bank PLC 7.375% 5/30/22 (b)		200,000	208,500
			4,509,029
Broadcasting - 1.2%
AMC Networks, Inc.:
4.75% 12/15/22		100,000	100,970
4.75% 8/1/25		125,000	124,324
Entercom Media Corp. 6.5% 5/1/27 (b)		40,000	40,800
Gray Escrow, Inc. 7% 5/15/27 (b)		210,000	226,734
Sirius XM Radio, Inc.:
5% 8/1/27 (b)		125,000	126,025
5.375% 7/15/26 (b)		380,000	390,925
TV Azteca SA de CV 8.25% 8/9/24 (Reg. S)		400,000	384,932
			1,394,710
Building Materials - 1.2%
Alam Synergy Pte. Ltd. 11.5% 4/22/21 (Reg. S)		200,000	212,821
CEMEX Finance LLC:
4.625% 6/15/24	EUR	200,000	234,414
6% 4/1/24 (Reg. S)		200,000	205,455
CEMEX S.A.B. de CV 3.125% 3/19/26 (Reg. S)	EUR	200,000	229,367
Elementia S.A.B. de CV 5.5% 1/15/25 (b)		200,000	191,821
HD Supply, Inc. 5.375% 10/15/26 (b)		120,000	124,200
HMAN Finance Sub Corp. 6.375% 7/15/22 (b)		100,000	92,750
Titan Global Finance PLC 2.375% 11/16/24 (Reg. S)	EUR	100,000	112,200
Union Andina de Cementos SAA 5.875% 10/30/21 (Reg. S)		105,000	107,798
			1,510,826
Cable/Satellite TV - 4.6%
Altice SA:
6.25% 2/15/25 (Reg. S)	EUR	150,000	166,509
7.625% 2/15/25 (b)		700,000	659,750
7.75% 5/15/22 (b)		235,000	239,406
Cable One, Inc. 5.75% 6/15/22 (b)		55,000	55,910
Cablevision SA 6.5% 6/15/21 (b)		200,000	188,603
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23		85,000	86,275
5.125% 5/1/23 (b)		155,000	158,875
5.125% 5/1/27 (b)		890,000	903,350
5.5% 5/1/26 (b)		110,000	113,520
5.75% 1/15/24		315,000	322,875
5.75% 2/15/26 (b)		65,000	68,006
CSC Holdings LLC:
5.375% 2/1/28 (b)		165,000	167,681
5.5% 4/15/27 (b)		115,000	118,465
6.5% 2/1/29 (b)		165,000	177,169
7.5% 4/1/28 (b)		230,000	250,988
7.75% 7/15/25 (b)		105,000	112,842
Digi Communications NV 5% 10/15/23 (Reg. S)	EUR	130,000	151,539
DISH DBS Corp. 5% 3/15/23		470,000	430,638
UPC Holding BV 3.875% 6/15/29 (Reg. S)	EUR	100,000	115,231
Virgin Media Finance PLC 4.5% 1/15/25 (Reg. S)	EUR	100,000	116,184
VTR Finance BV 6.875% 1/15/24 (b)		539,000	558,221
Ziggo Bond Finance BV 6% 1/15/27 (b)		160,000	156,800
Ziggo Secured Finance BV:
3.75% 1/15/25 (Reg. S)	EUR	100,000	115,571
4.25% 1/15/27 (Reg. S)	EUR	100,000	116,911
			5,551,319
Capital Goods - 0.0%
Apergy Corp. 6.375% 5/1/26		30,000	30,975
Chemicals - 2.0%
Bayer AG 3% 7/1/75 (Reg S.) (c)	EUR	100,000	113,738
CF Industries Holdings, Inc.:
4.95% 6/1/43		270,000	236,841
5.15% 3/15/34		335,000	324,113
5.375% 3/15/44		105,000	96,096
CTC BondCo GmbH 5.25% 12/15/25	EUR	200,000	226,698
NOVA Chemicals Corp.:
4.875% 6/1/24 (b)		50,000	48,875
5.25% 6/1/27 (b)		60,000	58,950
OCI NV 6.625% 4/15/23 (b)		325,000	338,488
OCP SA 5.625% 4/25/24 (b)		200,000	210,250
Petkim Petrokimya Holding A/S 5.875% 1/26/23 (b)		200,000	184,500
Starfruit Finco BV / Starfruit U.S. Holdco LLC 8% 10/1/26 (b)		150,000	153,938
The Chemours Co. LLC 5.375% 5/15/27		25,000	24,938
TPC Group, Inc. 8.75% 12/15/20 (b)		405,000	400,444
			2,417,869
Consumer Products - 0.1%
International Design Group SpA 3 month EURIBOR + 6.000% 6% 11/15/25 (Reg. S) (c)(d)	EUR	100,000	111,066
Containers - 1.7%
ARD Finance SA 6.625% 9/15/23 pay-in-kind (c)	EUR	100,000	113,732
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
6% 2/15/25 (b)		200,000	201,500
6.75% 5/15/24 (Reg. S)	EUR	100,000	118,311
7.25% 5/15/24 (b)		130,000	136,962
Ball Corp.:
4.375% 12/15/23	EUR	300,000	385,101
4.875% 3/15/26		205,000	212,431
Berry Global, Inc. 4.5% 2/15/26 (b)		200,000	194,000
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26		60,000	58,425
Crown European Holdings SA 2.875% 2/1/26	EUR	100,000	117,688
OI European Group BV 6.75% 9/15/20 (Reg. S)	EUR	150,000	182,981
Plastipak Holdings, Inc. 6.25% 10/15/25 (b)		20,000	18,700
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20		276,196	277,024
			2,016,855
Diversified Financial Services - 4.8%
Arena Lux Finance Sarl 2.875% 11/1/24 (Reg. S)	EUR	100,000	115,263
Chobani LLC/Finance Corp., Inc. 7.5% 4/15/25 (b)		120,000	109,200
Comcel Trust 6.875% 2/6/24 (b)		350,000	362,136
Credito Real S.A.B. de CV 9.5% 2/7/26 (b)		200,000	215,600
Crown Americas LLC/Crown Americas Capital Corp. IV 4.75% 2/1/26		370,000	376,013
Financial & Risk U.S. Holdings, Inc. 6.875% 11/15/26 (Reg. S)	EUR	100,000	112,515
FLY Leasing Ltd. 5.25% 10/15/24		60,000	58,350
Garfunkelux Holdco 3 SA 7.5% 8/1/22 (Reg. S)	EUR	100,000	105,893
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22		270,000	272,700
6.375% 12/15/25		215,000	224,138
International Personal Finance PLC 5.75% 4/7/21 (Reg S.)	EUR	100,000	109,681
James Hardie International Finance Ltd. 4.75% 1/15/25 (b)		200,000	198,500
Lincoln Financing SARL 3.625% 4/1/24 (Reg. S)	EUR	125,000	143,740
MSCI, Inc.:
5.375% 5/15/27 (b)		500,000	525,625
5.75% 8/15/25 (b)		50,000	52,375
Navient Corp.:
5.875% 10/25/24		40,000	40,200
6.125% 3/25/24		200,000	204,560
6.75% 6/25/25		20,000	20,400
6.75% 6/15/26		445,000	448,378
7.25% 9/25/23		55,000	59,538
8% 3/25/20		190,000	196,888
Park Aerospace Holdings Ltd.:
4.5% 3/15/23 (b)		20,000	20,218
5.25% 8/15/22 (b)		95,000	98,895
5.5% 2/15/24 (b)		565,000	595,567
Radiate Holdco LLC/Radiate Financial Service Ltd.:
6.625% 2/15/25 (b)		185,000	181,763
6.875% 2/15/23 (b)		85,000	85,000
Springleaf Financial Corp.:
6.875% 3/15/25		75,000	80,438
7.125% 3/15/26		295,000	313,143
Transocean Poseidon Ltd. 6.875% 2/1/27 (b)		110,000	117,150
Verisure Holding AB 3.5% 5/15/23 (Reg. S)	EUR	100,000	116,326
Yihua Overseas Investment Ltd. 8.5% 10/23/20 (Reg. S)		200,000	153,850
			5,714,043
Diversified Media - 0.2%
E.W. Scripps Co. 5.125% 5/15/25 (b)		30,000	28,500
Viacom, Inc.:
5.875% 2/28/57 (c)		75,000	75,563
6.25% 2/28/57 (c)		90,000	92,484
			196,547
Energy - 13.9%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.75% 3/1/27 (b)		140,000	143,322
Areva SA 4.875% 9/23/24	EUR	200,000	249,377
California Resources Corp. 8% 12/15/22 (b)		705,000	538,444
Callon Petroleum Co.:
6.125% 10/1/24		25,000	25,680
6.375% 7/1/26		45,000	46,013
Centennial Resource Production LLC:
5.375% 1/15/26 (b)		75,000	73,688
6.875% 4/1/27 (b)		65,000	67,356
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27		230,000	239,775
5.875% 3/31/25		80,000	86,200
Cheniere Energy Partners LP 5.625% 10/1/26 (b)		90,000	92,966
Chesapeake Energy Corp.:
4.875% 4/15/22		70,000	68,863
5.75% 3/15/23		65,000	64,188
8% 6/15/27		185,000	180,889
China Jinjiang Environment Holding Co. Ltd. 6% 7/27/20 (Reg. S)		200,000	191,197
Citgo Holding, Inc. 10.75% 2/15/20 (b)		100,000	103,000
Comstock Escrow Corp. 9.75% 8/15/26 (b)		95,000	86,450
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 6.3609% 6/15/22 (b)(c)(d)		320,000	318,410
6.5% 5/15/26 (b)		185,000	188,700
6.875% 6/15/25 (b)		200,000	206,000
Covey Park Energy LLC 7.5% 5/15/25 (b)		30,000	27,900
DCP Midstream LLC 5.85% 5/21/43 (b)(c)		60,000	55,500
DCP Midstream Operating LP 5.375% 7/15/25		135,000	141,913
Denbury Resources, Inc.:
4.625% 7/15/23		10,000	6,825
5.5% 5/1/22		130,000	98,475
6.375% 8/15/21		35,000	29,050
7.5% 2/15/24 (b)		380,000	349,600
9.25% 3/31/22 (b)		45,000	45,563
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (b)		35,000	36,488
5.75% 1/30/28 (b)		35,000	37,275
EnLink Midstream LLC 5.375% 6/1/29		60,000	59,706
Ensco PLC:
5.2% 3/15/25		30,000	24,094
7.75% 2/1/26		85,000	73,313
Envision Energy Overseas Capital Co. Ltd. 7.5% 4/26/21		200,000	170,096
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% 5/15/26 (b)		700,000	623,000
8% 11/29/24 (b)		50,000	34,000
Exterran Partners LP/EXLP Finance Corp. 6% 10/1/22		200,000	201,500
GCL New Energy Holdings Ltd. 7.1% 1/30/21		200,000	175,987
Geo Coal International Pte Ltd. 8% 10/4/22 (Reg. S)		200,000	180,364
GeoPark Ltd. 6.5% 9/21/24 (b)		200,000	202,250
Greenko Dutch BV 5.25% 7/24/24		200,000	194,825
Hess Infrastructure Partners LP 5.625% 2/15/26 (b)		100,000	102,250
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (b)		275,000	272,938
5.75% 10/1/25 (b)		245,000	246,838
6.25% 11/1/28 (b)		140,000	142,625
HPCL-Mittal Energy Ltd. 5.25% 4/28/27		200,000	194,500
Indigo Natural Resources LLC 6.875% 2/15/26 (b)		95,000	88,113
Indika Energy Capital III Pte. Ltd. 5.875% 11/9/24 (b)		200,000	188,545
Jonah Energy LLC 7.25% 10/15/25 (b)		215,000	128,463
KLX Energy Services Holdings, Inc. 11.5% 11/1/25 (b)		95,000	99,750
Kosmos Energy Ltd. 7.125% 4/4/26 (b)		400,000	400,880
Magnolia Oil & Gas Operating LLC 6% 8/1/26 (b)		85,000	86,700
MEG Energy Corp.:
6.375% 1/30/23 (b)		120,000	113,400
7% 3/31/24 (b)		295,000	279,790
Mongolian Mining Corp. / Energy Resources LLC 9.25% 4/15/24 (Reg. S)		200,000	201,750
Nabors Industries, Inc.:
5.5% 1/15/23		65,000	61,913
5.75% 2/1/25		195,000	177,450
Neerg Energy Ltd. 6% 2/13/22 (Reg. S)		200,000	197,750
NextEra Energy Partners LP:
4.25% 9/15/24 (b)		50,000	50,163
4.5% 9/15/27 (b)		35,000	34,388
Nine Energy Service, Inc. 8.75% 11/1/23 (b)		15,000	15,488
Noble Holding International Ltd.:
6.05% 3/1/41		5,000	3,275
6.2% 8/1/40		85,000	57,163
7.75% 1/15/24		18,000	16,335
7.875% 2/1/26 (b)		80,000	77,400
Northern Oil & Gas, Inc. 9.5% 5/15/23 pay-in-kind		85,425	89,696
Nostrum Oil & Gas Finance BV 8% 7/25/22 (b)		400,000	285,420
Oasis Petroleum, Inc. 6.875% 3/15/22		43,000	43,161
Pacific Drilling Second Lien Escrow Issuer Ltd. 12% 4/1/24 pay-in-kind (b)(c)		8,583	8,926
Pan American Energy LLC 7.875% 5/7/21 (b)		400,000	396,642
Parsley Energy LLC/Parsley:
5.625% 10/15/27 (b)		435,000	444,788
6.25% 6/1/24 (b)		10,000	10,369
PBF Holding Co. LLC/PBF Finance Corp. 7.25% 6/15/25		70,000	72,100
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23		130,000	132,912
Peabody Securities Finance Corp.:
6% 3/31/22 (b)		20,000	20,300
6.375% 3/31/25 (b)		25,000	24,813
Petrobras Global Finance BV 7.375% 1/17/27		150,000	166,995
Petroleos Mexicanos 4.875% 1/18/24		300,000	298,470
Pride International, Inc. 7.875% 8/15/40		95,000	75,050
Puma International Financing SA 5.125% 10/6/24 (Reg. S)		200,000	180,500
Repsol International Finance BV 4.5% 3/25/75 (Reg. S) (c)	EUR	200,000	251,519
Rose Rock Midstream LP/Rose Rock Finance Corp. 5.625% 7/15/22		125,000	123,906
Sanchez Energy Corp.:
6.125% 1/15/23		235,000	31,431
7.25% 2/15/23 (b)		275,000	231,688
SemGroup Corp. 7.25% 3/15/26		185,000	178,988
SESI LLC 7.75% 9/15/24		40,000	29,500
Sibur Securities Dac 4.125% 10/5/23 (b)		200,000	195,250
SM Energy Co.:
5% 1/15/24		65,000	60,897
5.625% 6/1/25		110,000	103,125
6.625% 1/15/27		65,000	61,263
6.75% 9/15/26		25,000	23,938
Southwestern Energy Co.:
7.5% 4/1/26		65,000	65,975
7.75% 10/1/27		50,000	50,625
Summit Midstream Holdings LLC 5.75% 4/15/25		295,000	272,138
Sunoco LP/Sunoco Finance Corp.:
4.875% 1/15/23		90,000	91,463
5.5% 2/15/26		75,000	76,313
6% 4/15/27 (b)		175,000	181,563
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.125% 2/1/25		35,000	35,875
5.375% 2/1/27		35,000	35,525
5.875% 4/15/26		70,000	73,697
6.5% 7/15/27 (b)		40,000	42,850
6.875% 1/15/29 (b)		70,000	75,600
Teine Energy Ltd. 6.875% 9/30/22 (b)		85,000	86,700
TerraForm Power Operating LLC:
4.25% 1/31/23 (b)		40,000	39,550
5% 1/31/28 (b)		40,000	39,450
6.625% 6/15/25 (b)(c)		1,210,000	1,264,450
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 6.375% 5/1/24		45,000	47,278
Transportadora de Gas del Sur SA 6.75% 5/2/25 (b)		500,000	452,305
Tullow Oil PLC 6.25% 4/15/22 (b)		200,000	201,500
U.S.A. Compression Partners LP 6.875% 4/1/26		35,000	36,706
Ultra Resources, Inc. 11% 7/12/24 pay-in-kind		62,000	30,380
W&T Offshore, Inc. 9.75% 11/1/23 (b)		75,000	76,313
Weatherford International Ltd. 9.875% 2/15/24		80,000	56,000
Weatherford International, Inc. 9.875% 3/1/25		420,000	294,000
Whiting Petroleum Corp. 6.625% 1/15/26		55,000	54,795
YPF SA:
8.5% 3/23/21 (b)		175,000	170,524
8.5% 7/28/25 (b)		400,000	366,000
			16,735,331
Entertainment/Film - 0.4%
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (b)(c)		1,014,784	507,392
Environmental - 0.8%
CD&R Waterworks Merger Sub LLC 6.125% 8/15/25 (b)		25,000	24,813
Covanta Holding Corp.:
5.875% 3/1/24		110,000	113,163
5.875% 7/1/25		15,000	15,375
6% 1/1/27		135,000	137,363
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (b)		555,000	540,431
Paprec Holding 3 month EURIBOR + 3.500% 3.5% 3/31/25 (c)(d)	EUR	100,000	105,318
			936,463
Food & Drug Retail - 0.6%
Casino Guichard Perrachon SA 4.498% 3/7/24 (Reg. S) (c)	EUR	100,000	109,702
Cumberland Farms, Inc. 6.75% 5/1/25 (b)		25,000	26,375
Rite Aid Corp. 6.875% 12/15/28 (b)(c)		505,000	282,800
Sigma Holdco BV 5.75% 5/15/26 (Reg. S)	EUR	110,000	118,546
Tesco PLC 5.125% 4/10/47	EUR	100,000	147,510
Tops Markets LLC 13% 11/19/24 pay-in-kind (c)		29,464	29,759
			714,692
Food/Beverage/Tobacco - 2.4%
Central American Bottling Corp. 5.75% 1/31/27 (b)		200,000	205,925
ESAL GmbH 6.25% 2/5/23 (b)		105,000	106,575
JBS Investments II GmbH 7% 1/15/26 (b)		400,000	416,200
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (b)		30,000	30,788
5.875% 7/15/24 (b)		40,000	41,150
6.75% 2/15/28 (b)		185,000	195,638
JBS U.S.A. Lux SA / JBS Food Co. 6.5% 4/15/29 (b)		175,000	185,500
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (b)		45,000	45,670
4.875% 11/1/26 (b)		45,000	45,675
MHP SA 7.75% 5/10/24 (b)		300,000	302,592
Pilgrim's Pride Corp.:
5.75% 3/15/25 (b)		225,000	228,375
5.875% 9/30/27 (b)		245,000	252,963
Post Holdings, Inc.:
5% 8/15/26 (b)		255,000	254,044
5.625% 1/15/28 (b)		110,000	111,299
5.75% 3/1/27 (b)		160,000	164,000
Tbla International Pte. Ltd. 7% 1/24/23		200,000	197,355
Vector Group Ltd. 6.125% 2/1/25 (b)		90,000	80,775
			2,864,524
Gaming - 2.1%
Cleopatra Finance Ltd. 4.75% 2/15/23 (Reg. S)	EUR	100,000	122,250
Codere Finance (Luxembourg) SA 6.75% 11/1/21 (Reg. S)	EUR	100,000	107,302
CRC Escrow Issuer LLC/CRC Finance LLC 5.25% 10/15/25 (b)		300,000	293,250
Eldorado Resorts, Inc.:
6% 4/1/25		70,000	72,278
6% 9/15/26		35,000	36,313
GLP Capital LP/GLP Financing II, Inc.:
5.25% 6/1/25		95,000	99,839
5.375% 4/15/26		30,000	31,682
International Game Technology PLC 6.25% 1/15/27 (b)		50,000	52,566
MCE Finance Ltd. 5.25% 4/26/26 (b)		200,000	198,750
MGM Growth Properties Operating Partnership LP:
4.5% 1/15/28		350,000	336,000
5.75% 2/1/27 (b)		70,000	73,675
Penn National Gaming, Inc. 5.625% 1/15/27 (b)		15,000	14,813
Scientific Games Corp. 10% 12/1/22		147,000	154,718
Station Casinos LLC 5% 10/1/25 (b)		90,000	88,425
Transocean, Inc. 7.25% 11/1/25 (b)		160,000	158,400
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (b)		245,000	239,488
Wynn Macau Ltd.:
4.875% 10/1/24 (b)		200,000	196,737
5.5% 10/1/27 (b)		200,000	195,093
			2,471,579
Healthcare - 7.3%
Catalent Pharma Solutions 4.875% 1/15/26 (b)		25,000	25,063
Centene Escrow Corp. 5.375% 6/1/26 (b)		245,000	255,719
Charles River Laboratories International, Inc. 5.5% 4/1/26 (b)		65,000	68,006
Community Health Systems, Inc.:
5.125% 8/1/21		100,000	98,500
6.25% 3/31/23		815,000	793,606
8% 3/15/26 (b)		440,000	427,900
8.125% 6/30/24 (b)		55,000	40,700
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25		100,000	103,268
DaVita HealthCare Partners, Inc.:
5% 5/1/25		360,000	352,238
5.125% 7/15/24		290,000	290,000
Encompass Health Corp. 5.75% 9/15/25		15,000	15,397
Ephios Bondco PLC 6.25% 7/1/22	EUR	100,000	114,800
Eurofins Scientific SA 2.125% 7/25/24 (Reg. S)	EUR	100,000	111,904
HCA Holdings, Inc.:
4.5% 2/15/27		500,000	513,248
5.375% 9/1/26		85,000	89,055
5.625% 9/1/28		150,000	158,220
5.875% 2/15/26		85,000	91,349
5.875% 2/1/29		45,000	48,431
7.5% 2/15/22		180,000	198,000
Hologic, Inc.:
4.375% 10/15/25 (b)		75,000	74,297
4.625% 2/1/28 (b)		30,000	29,438
IMS Health, Inc.:
3.25% 3/15/25 (Reg. S)	EUR	200,000	228,200
5% 10/15/26 (b)		120,000	122,550
InRetail Pharma SA 5.375% 5/2/23 (b)		200,000	208,000
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27		330,000	330,825
5.25% 8/1/26		100,000	101,875
Polaris Intermediate Corp. 8.5% 12/1/22 pay-in-kind (b)(c)		145,000	144,275
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23		155,000	157,519
5.5% 2/1/21		120,000	121,050
Teleflex, Inc. 4.625% 11/15/27		30,000	29,871
Tenet Healthcare Corp.:
4.625% 7/15/24		160,000	160,451
5.125% 5/1/25		210,000	211,838
6.25% 2/1/27 (b)		195,000	203,288
6.75% 6/15/23		400,000	408,000
8.125% 4/1/22		515,000	549,484
Teva Pharmaceutical Finance Netherlands III BV:
1.125% 10/15/24	EUR	300,000	302,832
2.8% 7/21/23		350,000	318,396
Valeant Pharmaceuticals International, Inc.:
5.5% 3/1/23 (b)		56,000	56,210
5.5% 11/1/25 (b)		110,000	112,578
5.75% 8/15/27 (b)		20,000	20,840
5.875% 5/15/23 (b)		171,000	172,317
6.125% 4/15/25 (b)		155,000	156,938
6.5% 3/15/22 (b)		80,000	82,800
7% 3/15/24 (b)		160,000	168,600
8.5% 1/31/27 (b)		60,000	65,363
9.25% 4/1/26 (b)		230,000	255,875
Vizient, Inc.:
6.25% 5/15/27 (b)(e)		15,000	15,525
10.375% 3/1/24 (b)		80,000	86,288
Wellcare Health Plans, Inc.:
5.25% 4/1/25		50,000	51,625
5.375% 8/15/26 (b)		55,000	57,602
			8,800,154
Homebuilders/Real Estate - 5.1%
APL Realty Holdings Pte Ltd. 5.95% 6/2/24 (Reg. S)		200,000	172,750
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (b)		115,000	115,288
Cementos Progreso Trust 7.125% 11/6/23 (b)		200,000	206,757
China Aoyuan Property Group Ltd. 7.95% 2/19/23 (Reg. S)		200,000	206,500
China SCE Property Holdings Ltd. 8.75% 1/15/21 (Reg. S)		200,000	206,750
Easy Tactic Ltd.:
5.875% 2/13/23 (Reg. S)		200,000	190,967
8.625% 2/27/24 (Reg. S)		200,000	202,250
Evergrande Real Estate Group Ltd.:
8.25% 3/23/22 (Reg. S)		200,000	192,165
8.75% 6/28/25 (Reg. S)		200,000	183,250
Fantasia Holdings Group Co. Ltd. 7.375% 10/4/21 (Reg. S)		200,000	180,771
Jababeka International BV 6.5% 10/5/23 (Reg. S)		200,000	189,055
Jingrui Holdings Ltd.:
7.75% 4/12/20		200,000	196,301
9.45% 4/23/21 (Reg. S)		200,000	192,350
Kaisa Group Holdings Ltd.:
8.5% 6/30/22 (Reg. S)		200,000	183,519
11.75% 2/26/21 (Reg. S)		200,000	203,933
KWG Property Holding Ltd.:
5.2% 9/21/22 (Reg. S)		200,000	192,024
7.875% 9/1/23 (Reg. S)		200,000	202,250
Lennar Corp. 5.375% 10/1/22		55,000	57,613
Lodha Development Intrnl Mauritius Ltd. 12% 3/13/20 (Reg. S)		200,000	193,500
Mattamy Group Corp. 6.875% 12/15/23 (b)		25,000	25,875
Modernland Overseas Pte Ltd. 6.95% 4/13/24		200,000	193,000
MTN (Mauritius) Investments Ltd. 6.5% 10/13/26 (b)		300,000	308,250
Redco Group:
11% 8/29/20 (Reg. S)		200,000	201,750
13.5% 1/21/20 (Reg. S)		200,000	205,553
Ronshine China Holdings Ltd. 11.25% 8/22/21 (Reg. S)		200,000	213,500
Scenery Journey Ltd. 11% 11/6/20 (Reg. S)		200,000	207,750
Starwood Property Trust, Inc. 4.75% 3/15/25		75,000	75,188
Sunac China Holdings Ltd. 8.375% 1/15/21 (Reg. S)		200,000	206,849
Times China Holdings Ltd. 7.85% 6/4/21 (Reg. S)		200,000	205,500
Yango Justice International Ltd. 9.5% 4/3/21 (Reg. S) (e)		200,000	198,750
Yida China Holdings 6.95% 4/19/20 (Reg. S)		200,000	149,250
Yuzhou Properties Co. 8.625% 1/23/22 (Reg. S)		200,000	208,708
Zhenro Properties Group Ltd. 10.5% 6/28/20 (Reg. S)		200,000	206,627
			6,074,543
Hotels - 0.2%
Hilton Domestic Operating Co., Inc. 5.125% 5/1/26 (b)		230,000	235,463
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27		40,000	40,550
			276,013
Insurance - 0.5%
Acrisure LLC / Acrisure Finance, Inc.:
7% 11/15/25 (b)		115,000	104,075
8.125% 2/15/24 (b)		55,000	57,509
Alliant Holdings Co.-Issuer, Inc./Wayne Merger Sub LLC 8.25% 8/1/23 (b)		20,000	20,550
Assicurazioni Generali SpA 5.5% 10/27/47 (Reg. S) (c)	EUR	200,000	252,376
HUB International Ltd. 7% 5/1/26 (b)		90,000	90,788
USIS Merger Sub, Inc. 6.875% 5/1/25 (b)		75,000	74,719
			600,017
Leisure - 0.5%
Cedar Fair LP/Canada's Wonderland Co. 5.375% 4/15/27		35,000	35,707
NVA Holdings, Inc. 6.875% 4/1/26 (b)		50,000	50,500
Rivers Pittsburgh Borrower LP 6.125% 8/15/21 (b)		480,000	486,000
Voc Escrow Ltd. 5% 2/15/28 (b)		70,000	69,475
			641,682
Metals/Mining - 3.1%
Abja Investment Co. Pte Ltd. 5.45% 1/24/28		300,000	280,500
ABM Industries, Inc. 7.125% 8/1/22 (Reg. S)		200,000	196,721
Alpha Natural Resources, Inc. 9.75% 4/15/18 (f)(g)		210,000	0
Constellium NV 5.875% 2/15/26 (b)		250,000	253,750
First Quantum Minerals Ltd.:
6.5% 3/1/24 (b)		200,000	188,750
6.875% 3/1/26 (b)		200,000	187,250
7.25% 4/1/23 (b)		300,000	297,150
7.5% 4/1/25 (b)		200,000	193,250
FMG Resources (August 2006) Pty Ltd.:
4.75% 5/15/22 (b)		45,000	45,563
5.125% 3/15/23 (b)		95,000	97,138
Freeport-McMoRan, Inc. 6.875% 2/15/23		215,000	226,825
Joseph T Ryerson & Son, Inc. 11% 5/15/22 (b)		40,000	42,400
Minsur SA 6.25% 2/7/24 (Reg. S)		200,000	216,710
Polyus Finance PLC 5.25% 2/7/23 (b)		200,000	201,774
Qinghai Provincial Investment Group Co. Ltd. 7.875% 3/22/21 (Reg. S)		200,000	176,500
Stillwater Mining Co. 6.125% 6/27/22 (b)		200,000	198,162
Vedanta Resources PLC:
6.125% 8/9/24		200,000	180,607
6.375% 7/30/22 (b)		400,000	390,650
6.375% 7/30/22 (Reg. S)		200,000	195,325
Zhongrong International Resour 7.25% 10/26/20 (Reg. S)		200,000	138,500
			3,707,525
Paper - 0.5%
CommScope Finance LLC 6% 3/1/26 (b)		85,000	89,994
Progroup AG 3% 3/31/26 (Reg. S)	EUR	225,000	260,814
Smurfit Kappa Acquisitions 3.25% 6/1/21 (Reg. S)	EUR	200,000	236,658
			587,466
Publishing/Printing - 0.0%
Cengage Learning, Inc. 9.5% 6/15/24 (b)		55,000	51,150
Restaurants - 0.6%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 5% 10/15/25 (b)		140,000	138,775
Golden Nugget, Inc.:
6.75% 10/15/24 (b)		120,000	122,700
8.75% 10/1/25 (b)		65,000	68,088
KFC Holding Co./Pizza Hut Holding LLC:
4.75% 6/1/27 (b)		50,000	49,644
5% 6/1/24 (b)		195,000	199,388
5.25% 6/1/26 (b)		100,000	103,125
			681,720
Services - 2.1%
Algeco Scotsman Global Finance PLC 3 month EURIBOR + 6.250% 6.25% 2/15/23 (c)(d)	EUR	100,000	113,422
APX Group, Inc. 7.625% 9/1/23		140,000	122,500
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (b)		250,000	235,000
CDK Global, Inc.:
4.875% 6/1/27		105,000	106,050
5.875% 6/15/26		35,000	36,838
eHi Car Service Co. Ltd. 5.875% 8/14/22		200,000	187,169
Elis SA 2.875% 2/15/26 (Reg. S)	EUR	100,000	117,479
Global A&T Electronics Ltd. 8.5% 1/12/23		200,000	192,104
H&E Equipment Services, Inc. 5.625% 9/1/25		180,000	182,700
Herc Rentals, Inc.:
7.5% 6/1/22 (b)		31,000	32,240
7.75% 6/1/24 (b)		31,000	32,928
IHS Markit Ltd.:
4% 3/1/26 (b)		35,000	34,901
4.75% 2/15/25 (b)		65,000	68,000
Intrum Justitia AB 2.75% 7/15/22 (Reg. S)	EUR	100,000	111,180
IPD BV 4.5% 7/15/22 (Reg. S)	EUR	200,000	229,909
Jurassic Holdings III, Inc. 6.875% 2/15/21 (Reg. S) (b)		220,000	218,900
Laureate Education, Inc. 8.25% 5/1/25 (b)		495,000	535,838
			2,557,158
Steel - 1.0%
Big River Steel LLC/BRS Finance Corp. 7.25% 9/1/25 (b)		55,000	58,549
Cleveland-Cliffs, Inc. 5.75% 3/1/25		210,000	208,688
CSN Resources SA 7.625% 2/13/23 (b)		200,000	203,000
EVRAZ Group SA 5.375% 3/20/23 (b)		200,000	203,500
Metinvest BV 7.75% 4/23/23 (b)		300,000	293,250
Thyssenkrupp AG 3.125% 10/25/19 (Reg. S)	EUR	100,000	112,885
Vallourec SA 2.25% 9/30/24 (Reg. S)	EUR	100,000	78,775
			1,158,647
Super Retail - 0.4%
Netflix, Inc.:
3.875% 11/15/29 (Reg. S)	EUR	100,000	115,102
4.375% 11/15/26		110,000	109,032
4.875% 4/15/28		85,000	84,439
5.875% 11/15/28		140,000	147,700
			456,273
Technology - 2.9%
Balboa Merger Sub, Inc. 11.375% 12/1/21 (b)		360,000	382,950
Banff Merger Sub, Inc. 9.75% 9/1/26 (b)		330,000	330,825
Dr. Peng Holding Hong Kong Ltd. 5.05% 6/1/20 (Reg. S)		200,000	166,273
Energizer Gamma Acquistion BV 4.625% 7/15/26 (Reg. S)	EUR	100,000	115,399
Ensemble S Merger Sub, Inc. 9% 9/30/23 (b)		267,000	277,013
Entegris, Inc. 4.625% 2/10/26 (b)		85,000	85,000
Fair Isaac Corp. 5.25% 5/15/26 (b)		50,000	52,000
InterXion Holding N.V. 4.75% 6/15/25 (Reg. S)	EUR	100,000	119,669
Itron, Inc. 5% 1/15/26 (b)		30,000	29,775
j2 Cloud Services LLC/j2 Global Communications, Inc. 6% 7/15/25 (b)		45,000	47,025
Jain International Trading BV 7.125% 2/1/22 (Reg. S)		200,000	188,321
Match Group, Inc.:
5% 12/15/27 (b)		60,000	60,300
5.625% 2/15/29 (b)		65,000	66,463
Orano SA 3.375% 4/23/26 (Reg. S)	EUR	100,000	113,147
Sensata Technologies BV 4.875% 10/15/23 (b)		120,000	124,982
SoftBank Corp. 5% 4/15/28 (Reg. S)	EUR	200,000	240,864
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (b)		410,000	444,850
TTM Technologies, Inc. 5.625% 10/1/25 (b)		25,000	24,688
Uber Technologies, Inc. 8% 11/1/26 (b)		240,000	256,200
Veritas U.S., Inc./Veritas Bermuda Ltd.:
7.5% 2/1/23 (b)		40,000	38,800
10.5% 2/1/24 (b)		360,000	327,600
			3,492,144
Telecommunications - 7.4%
Altice Finco SA 7.625% 2/15/25 (b)		800,000	748,500
Axtel S.A.B. de CV 6.375% 11/14/24 (b)		300,000	300,119
Banglalink Digital Communications Ltd. 8.625% 5/6/19 (b)		200,000	200,000
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (b)		200,000	200,198
7.5% 10/15/26 (b)		100,000	103,750
Cellnex Telecom SA 2.375% 1/16/24 (Reg. S)	EUR	100,000	114,841
Colombia Telecomunicaciones SA 5.375% 9/27/22 (b)		200,000	203,000
CyrusOne LP/CyrusOne Finance Corp.:
5% 3/15/24		45,000	46,013
5.375% 3/15/27		40,000	41,600
Digicel Group Ltd. 6.75% 3/1/23 (b)		150,000	105,570
Equinix, Inc. 5.375% 5/15/27		50,000	52,930
Frontier Communications Corp.:
8% 4/1/27 (b)		115,000	118,881
8.5% 4/1/26 (b)		225,000	212,063
11% 9/15/25		215,000	139,213
GCI, Inc. 6.875% 4/15/25		85,000	89,038
Globo Comunicacao e Participacoes SA:
4.875% 4/11/22 (Reg. S)		250,000	253,991
5.125% 3/31/27 (b)		200,000	194,952
GTH Finance BV 7.25% 4/26/23 (b)		400,000	433,546
GTT Communications, Inc. 7.875% 12/31/24 (b)		180,000	169,650
Intelsat Jackson Holdings SA 8% 2/15/24 (b)		190,000	198,313
Millicom International Cellular SA 5.125% 1/15/28 (b)		200,000	196,000
MTS International Funding Ltd. 5% 5/30/23 (b)		350,000	354,813
Sable International Finance Ltd. 5.75% 9/7/27 (b)		125,000	124,063
SFR Group SA:
7.375% 5/1/26 (b)		150,000	151,969
8.125% 2/1/27 (b)		245,000	256,025
Sprint Capital Corp.:
6.875% 11/15/28		190,000	181,806
6.9% 5/1/19		1,115,000	1,115,000
8.75% 3/15/32		145,000	152,250
Sprint Corp.:
7.125% 6/15/24		200,000	200,438
7.625% 3/1/26		70,000	69,934
T-Mobile U.S.A., Inc. 4.5% 2/1/26		250,000	251,040
TBG Global Pte. Ltd. 5.25% 2/10/22 (Reg. S)		400,000	403,000
Telecom Italia SpA:
4% 4/11/24 (Reg. S)	EUR	100,000	117,507
5.25% 3/17/55	EUR	200,000	222,929
Telefonica Celular del Paraguay SA 5.875% 4/15/27 (b)		200,000	206,500
Telenet Finance Luxembourg Notes SARL 3.5% 3/1/28 (Reg. S)	EUR	200,000	227,959
Turk Telekomunikasyon A/S 6.875% 2/28/25 (b)		200,000	191,036
Turkcell Iletisim Hizmet A/S 5.8% 4/11/28 (b)		200,000	173,750
Wind Tre SpA 5% 1/20/26 (b)		200,000	182,800
Zayo Group LLC/Zayo Capital, Inc. 5.75% 1/15/27 (b)		135,000	137,025
			8,842,012
Textiles/Apparel - 0.3%
CBR Fashion Finance BV 5.125% 10/1/22 (Reg. S)	EUR	100,000	107,959
Delta Merlin Dunia Tekstil PT 8.625% 3/12/24 (Reg. S)		200,000	204,667
Eagle Intermediate Global Holding BV 7.5% 5/1/25 (b)		35,000	34,738
			347,364
Transportation Ex Air/Rail - 1.0%
Atlantia SpA 1.625% 2/3/25 (Reg. S)	EUR	100,000	110,339
Autostrade per L'italia SpA 1.625% 6/12/23	EUR	50,000	57,403
Avolon Holdings Funding Ltd.:
5.125% 10/1/23 (b)		290,000	301,377
5.25% 5/15/24 (b)		135,000	140,866
5.5% 1/15/23 (b)		95,000	99,472
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (b)		235,000	195,050
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (b)		90,000	58,950
11.25% 8/15/22 (b)		135,000	91,125
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (b)		35,000	32,025
Teekay Corp. 8.5% 1/15/20		145,000	149,350
			1,235,957
Utilities - 4.7%
ContourGlobal Power Holdings SA 4.125% 8/1/25 (Reg. S)	EUR	125,000	147,672
DTEK Finance PLC 10.75% 12/31/24 pay-in-kind (c)		150,000	145,880
Dynegy, Inc.:
5.875% 6/1/23		70,000	71,400
7.625% 11/1/24		239,000	251,846
Energias de Portugal SA 4.496% 4/30/79 (Reg. S) (c)	EUR	100,000	120,216
Greenko Investment Co. 4.875% 8/16/23 (Reg. S)		200,000	190,541
InterGen NV 7% 6/30/23 (b)		845,000	776,344
Listrindo Capital BV 4.95% 9/14/26 (b)		200,000	193,001
NRG Energy, Inc. 5.75% 1/15/28		1,345,000	1,424,273
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (b)		285,745	307,176
Pattern Energy Group, Inc. 5.875% 2/1/24 (b)		30,000	30,906
Petrobras Global Finance BV:
6.25% 3/17/24		200,000	215,350
8.75% 5/23/26		200,000	239,760
Star Energy Geothermal Wayang Windu Ltd. 6.75% 4/24/33 (Reg. S)		196,600	196,109
Talen Energy Supply LLC:
6.5% 6/1/25		95,000	83,363
10.5% 1/15/26 (b)		80,000	83,576
TerraForm Global, Inc. 6.125% 3/1/26 (b)		145,000	145,000
The AES Corp.:
4% 3/15/21		195,000	196,287
5.125% 9/1/27		55,000	57,200
TVO Power Co.:
2.125% 2/4/25 (Reg. S)	EUR	100,000	114,740
2.5% 3/17/21 (Reg. S)	EUR	100,000	116,416
Vertiv Group Corp. 9.25% 10/15/24 (b)		60,000	58,650
Vistra Operations Co. LLC:
5.5% 9/1/26 (b)		115,000	118,450
5.625% 2/15/27 (b)		185,000	189,856
Wind Tre SpA 3.125% 1/20/25 (Reg. S)	EUR	200,000	214,200
			5,688,212

TOTAL NONCONVERTIBLE BONDS			96,655,607

TOTAL CORPORATE BONDS
(Cost $98,011,235)			96,897,347

Government Obligations - 0.9%
Germany - 0.9%
German Federal Republic:
0% 10/13/23	EUR	700,000	801,684
2% 8/15/23	EUR	200,000	248,569
TOTAL GOVERNMENT OBLIGATIONS
(Cost $1,061,950)			1,050,253
		Shares	Value

Common Stocks - 1.2%
Automotive & Auto Parts - 0.1%
UC Holdings, Inc. (g)(h)		3,510	96,069
Energy - 0.4%
Contura Energy, Inc. (h)		160	9,016
Pacific Drilling SA (h)		18,059	268,176
Pacific Drilling SA (h)		1,047	15,548
Tidewater, Inc.:
warrants 11/14/42 (h)		5,448	139,523
warrants 11/14/42 (h)		1,897	48,582
Ultra Petroleum Corp. warrants 7/14/25 (h)		1,260	0

TOTAL ENERGY			480,845

Food & Drug Retail - 0.1%
Southeastern Grocers, Inc. (g)(h)		1,789	62,758
Tops Markets Corp. (g)		165	58,007
Tops Markets Corp. (Escrow) (g)(i)		165,000	2

TOTAL FOOD & DRUG RETAIL			120,767

Gaming - 0.3%
Boyd Gaming Corp.		4,800	138,144
Golden Entertainment, Inc. (h)		8,300	130,559
Penn National Gaming, Inc. (h)		4,600	99,682

TOTAL GAMING			368,385

Healthcare - 0.1%
HCA Holdings, Inc.		600	76,338
Metals/Mining - 0.0%
Warrior Metropolitan Coal, Inc.		69	2,139
Services - 0.1%
United Rentals, Inc. (h)		1,000	140,920
Utilities - 0.1%
NRG Energy, Inc.		3,200	131,744
TOTAL COMMON STOCKS
(Cost $1,673,882)			1,417,207

Convertible Preferred Stocks - 0.2%
Utilities - 0.2%
Vistra Energy Corp. 7.00%
(Cost $208,891)		2,400	241,229
		Principal Amount(a)	Value

Bank Loan Obligations - 4.6%
Aerospace - 0.4%
TransDigm, Inc.:
Tranche E, term loan 3 month U.S. LIBOR + 2.500% 4.9831% 5/30/25 (c)(d)		124,800	124,181
Tranche F, term loan 3 month U.S. LIBOR + 2.500% 4.9831% 6/9/23 (c)(d)		78,804	78,504
Tranche G, term loan 3 month U.S. LIBOR + 2.500% 4.9831% 8/22/24 (c)(d)		217,733	216,644

TOTAL AEROSPACE			419,329

Cable/Satellite TV - 0.6%
CSC Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.9726% 1/25/26 (c)(d)		24,750	24,699
Mediacom Illinois LLC Tranche N, term loan 3 month U.S. LIBOR + 1.750% 4.18% 2/15/24 (c)(d)		128,700	127,960
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.7374% 8/19/23 (c)(d)		580,512	569,523
Zayo Group LLC Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.250% 4.7331% 1/19/24 (c)(d)		5,000	4,996

TOTAL CABLE/SATELLITE TV			727,178

Chemicals - 0.1%
Invictus U.S. Newco LLC Tranche 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.4831% 3/28/25 (c)(d)		4,950	4,946
Oxea Corp. Tranche B2, term loan 3 month U.S. LIBOR + 3.500% 6.125% 10/11/24 (c)(d)		9,150	9,167
PQ Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 5.0828% 2/8/25 (c)(d)		4,568	4,564
Starfruit U.S. Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.7294% 10/1/25 (c)(d)		45,000	44,803

TOTAL CHEMICALS			63,480

Diversified Financial Services - 0.3%
BCP Renaissance Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 6.0828% 10/31/24 (c)(d)		14,888	14,951
Financial & Risk U.S. Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.2331% 10/1/25 (c)(d)		300,000	296,625
HarbourVest Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.7226% 3/1/25 (c)(d)		18,200	18,200
UFC Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4/26/26 (d)(j)		65,000	65,162

TOTAL DIVERSIFIED FINANCIAL SERVICES			394,938

Energy - 0.7%
BCP Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.8789% 6/22/24 (c)(d)		49,125	47,406
California Resources Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 12.8535% 12/31/21 (c)(d)		230,000	236,182
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7.2285% 12/31/22 (c)(d)		185,000	178,988
Citgo Petroleum Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.5998% 3/27/24 (c)(d)		155,000	154,354
Epic Crude Services LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.49% 3/1/26 (c)(d)		270,000	268,426

TOTAL ENERGY			885,356

Entertainment/Film - 0.1%
Cinemark U.S.A., Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.24% 3/29/25 (c)(d)		162,938	162,211
Food & Drug Retail - 0.6%
BI-LO LLC Tranche B, term loan 3 month U.S. LIBOR + 8.000% 10.6451% 5/31/24 (c)(d)		694,750	671,010
Tops Markets LLC 1LN, term loan 3 month U.S. LIBOR + 8.500% 11.125% 11/19/23 (c)(d)(g)		66,871	66,587

TOTAL FOOD & DRUG RETAIL			737,597

Gaming - 0.0%
Gateway Casinos & Entertainment Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.601% 3/13/25 (c)(d)		19,850	19,924
Healthcare - 0.3%
RegionalCare Hospital Partners Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.9874% 11/16/25 (c)(d)		104,738	105,168
Vizient, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4/17/26 (d)(j)		10,000	10,038
VVC Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 7.197% 2/11/26 (c)(d)		195,000	195,893

TOTAL HEALTHCARE			311,099

Insurance - 0.0%
Alliant Holdings Intermediate LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.2374% 5/10/25 (c)(d)		4,912	4,821
USI, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.601% 5/16/24 (c)(d)		14,775	14,620

TOTAL INSURANCE			19,441

Leisure - 0.2%
Alterra Mountain Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.4831% 7/31/24 (c)(d)		4,938	4,956
Crown Finance U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.7331% 2/28/25 (c)(d)		264,568	263,219

TOTAL LEISURE			268,175

Publishing/Printing - 0.1%
Cengage Learning, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.7266% 6/7/23 (c)(d)		109,601	105,491
Restaurants - 0.2%
Burger King Worldwide, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.7331% 2/17/24 (c)(d)		298,910	297,915
Services - 0.3%
IRI Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 7.1289% 11/30/25 (c)(d)		239,400	237,705
KUEHG Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 10.851% 8/22/25 (c)(d)		95,000	94,050

TOTAL SERVICES			331,755

Technology - 0.4%
ATS Consolidated, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.2331% 2/28/25 (c)(d)		9,900	9,934
Kronos, Inc.:
2LN, term loan 3 month U.S. LIBOR + 8.250% 10.9863% 11/1/24 (c)(d)		115,000	118,522
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.7363% 11/1/23 (c)(d)		90,000	90,066
SS&C Technologies, Inc.:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.250% 4.7331% 4/16/25 (c)(d)		115,067	115,081
Tranche B 4LN, term loan 3 month U.S. LIBOR + 2.250% 4.7331% 4/16/25 (c)(d)		82,253	82,263
Ultimate Software Group, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.750% 4/8/26 (d)(j)		20,000	20,130

TOTAL TECHNOLOGY			435,996

Telecommunications - 0.3%
SFR Group SA Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.688% 6.1601% 1/31/26 (c)(d)		384,644	374,258
TOTAL BANK LOAN OBLIGATIONS
(Cost $5,551,131)			5,554,143

Preferred Securities - 5.9%
Automotive & Auto Parts - 0.2%
Volkswagen International Finance NV 3.875% (Reg. S) (c)(k)	EUR	200,000	227,025
Banks & Thrifts - 3.1%
Alfa Bond Issuance PLC 8% (Reg. S)(c)(k)		200,000	199,897
Banco Comercial Portugues SA 9.25% (Reg. S) (c)(k)	EUR	200,000	237,556
Banco Do Brasil SA 9% (b)(c)(k)		200,000	219,626
Banco Mercantil del Norte SA 7.625% (b)(c)(k)		400,000	414,035
Banco Santander SA 5.25% (Reg. S) (c)(k)	EUR	200,000	225,582
Bank of America Corp. 5.875% (c)(k)		355,000	369,201
Citigroup, Inc.:
5.35% (c)(k)		550,000	564,006
5.95% (c)(k)		575,000	605,450
Intesa Sanpaolo SpA 7% (Reg. S) (c)(k)	EUR	200,000	238,835
Itau Unibanco Holding SA 6.125% (b)(c)(k)		200,000	202,512
Standard Chartered PLC 7.5% (b)(c)(k)		200,000	212,126
UniCredit SpA 9.25% (Reg. S) (c)(k)	EUR	200,000	259,393

TOTAL BANKS & THRIFTS			3,748,219

Consumer Products - 0.6%
Cosan Overseas Ltd. 8.25% (k)		700,000	729,539
Energy - 0.4%
Gas Natural Fenosa Finance BV 4.125% (Reg. S) (c)(k)	EUR	200,000	244,180
SMC Global Power Holdings Corp. 6.5% (Reg. S) (c)(k)		200,000	203,334

TOTAL ENERGY			447,514

Healthcare - 0.2%
Fullerton Healthcare Corp. Ltd. 7% (Reg. S) (c)(k)		200,000	181,056
Homebuilders/Real Estate - 0.7%
Agile Property Holdings Ltd. 6.875% (Reg. S) (c)(k)		200,000	195,914
CIFI Holdings Group Co. Ltd. 5.375% (Reg. S) (c)(k)		200,000	186,641
Grand City Properties SA 3.75% (c)(k)	EUR	100,000	118,865
RKI Overseas Finance 2017 (A) 7% (Reg. S) (k)		200,000	173,246
Yuzhou Properties Co. 5.375% (Reg. S) (c)(k)		200,000	184,691

TOTAL HOMEBUILDERS/REAL ESTATE			859,357

Telecommunications - 0.4%
Colombia Telecomunicaciones SA 8.5% (b)(c)(k)		200,000	208,248
Telefonica Europe BV 3.875% (Reg. S) (c)(k)	EUR	200,000	225,824

TOTAL TELECOMMUNICATIONS			434,072

Utilities - 0.3%
EDF SA:
4% (Reg. S) (c)(k)	EUR	100,000	120,314
5.375% 12/31/99 (c)	EUR	200,000	253,013

TOTAL UTILITIES			373,327

TOTAL PREFERRED SECURITIES
(Cost $7,013,808)			7,000,109
		Shares	Value

Money Market Funds - 5.9%
Fidelity Cash Central Fund, 2.49% (l)
(Cost $7,098,920)		7,097,685	7,099,105
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $120,619,817)			119,259,393
NET OTHER ASSETS (LIABILITIES) - 0.6%			770,179
NET ASSETS - 100%			$120,029,572

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $52,013,001 or 43.3% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Non-income producing - Security is in default.

 (g) Level 3 security

 (h) Non-income producing

 (i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2 or 0.0% of net assets.

 (j) The coupon rate will be determined upon settlement of the loan after period end.

 (k) Security is perpetual in nature with no stated maturity date.

 (l) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Tops Markets Corp. (Escrow)	11/16/18	$0

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$165,333
Total	$165,333

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$464,454	$368,385	$--	$96,069
Consumer Staples	120,767	--	--	120,767
Energy	480,845	480,845	--	--
Health Care	76,338	76,338	--	--
Industrials	140,920	140,920	--	--
Materials	2,139	2,139	--	--
Utilities	372,973	131,744	241,229	--
Corporate Bonds	96,897,347	--	96,897,347	--
Government Obligations	1,050,253	--	1,050,253	--
Bank Loan Obligations	5,554,143	--	5,487,556	66,587
Preferred Securities	7,000,109	--	7,000,109	--
Money Market Funds	7,099,105	7,099,105	--	--
Total Investments in Securities:	$119,259,393	$8,299,476	$110,676,494	$283,423

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	51.4%
Cayman Islands	8.5%
Netherlands	7.2%
Luxembourg	4.7%
Canada	2.6%
United Kingdom	2.5%
Ireland	1.9%
Argentina	1.8%
France	1.7%
Italy	1.7%
Singapore	1.6%
Mexico	1.5%
Germany	1.5%
Multi-National	1.4%
British Virgin Islands	1.3%
Others (Individually Less Than 1%)	8.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $113,520,897)	$112,160,288
Fidelity Central Funds (cost $7,098,920)	7,099,105
Total Investment in Securities (cost $120,619,817)		$119,259,393
Cash		151,427
Foreign currency held at value (cost $3,973)		3,976
Receivable for investments sold		271,588
Receivable for fund shares sold		200,849
Dividends receivable		10,487
Interest receivable		1,665,182
Distributions receivable from Fidelity Central Funds		12,491
Prepaid expenses		67
Receivable from investment adviser for expense reductions		22,838
Other receivables		35
Total assets		121,598,333
Liabilities
Payable for investments purchased
Regular delivery	$879,001
Delayed delivery	214,540
Payable for fund shares redeemed	227,917
Distributions payable	78,168
Accrued management fee	69,305
Distribution and service plan fees payable	5,488
Other affiliated payables	18,150
Other payables and accrued expenses	76,192
Total liabilities		1,568,761
Net Assets		$120,029,572
Net Assets consist of:
Paid in capital		$125,222,453
Total distributable earnings (loss)		(5,192,881)
Net Assets		$120,029,572
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($7,365,037 ÷ 777,091 shares)		$9.48
Maximum offering price per share (100/96.00 of $9.48)		$9.88
Class M:
Net Asset Value and redemption price per share ($3,970,781 ÷ 419,003 shares)		$9.48
Maximum offering price per share (100/96.00 of $9.48)		$9.88
Class C:
Net Asset Value and offering price per share ($3,722,847 ÷ 392,796 shares)(a)		$9.48
Global High Income:
Net Asset Value, offering price and redemption price per share ($97,619,210 ÷ 10,298,965 shares)		$9.48
Class I:
Net Asset Value, offering price and redemption price per share ($7,351,697 ÷ 775,613 shares)		$9.48

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2019
Investment Income
Dividends		$478,766
Interest		7,402,902
Income from Fidelity Central Funds		165,333
Total income		8,047,001
Expenses
Management fee	$906,818
Transfer agent fees	179,363
Distribution and service plan fees	69,592
Accounting fees and expenses	53,370
Custodian fees and expenses	19,120
Independent trustees' fees and expenses	764
Registration fees	76,592
Audit	81,033
Legal	1,492
Miscellaneous	870
Total expenses before reductions	1,389,014
Expense reductions	(32,440)
Total expenses after reductions		1,356,574
Net investment income (loss)		6,690,427
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,420,613)
Fidelity Central Funds	255
Foreign currency transactions	(20,245)
Total net realized gain (loss)		(1,440,603)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(724,856)
Fidelity Central Funds	(318)
Assets and liabilities in foreign currencies	(1,026)
Total change in net unrealized appreciation (depreciation)		(726,200)
Net gain (loss)		(2,166,803)
Net increase (decrease) in net assets resulting from operations		$4,523,624

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2019	Year ended April 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,690,427	$6,265,299
Net realized gain (loss)	(1,440,603)	(759,334)
Change in net unrealized appreciation (depreciation)	(726,200)	(118,096)
Net increase (decrease) in net assets resulting from operations	4,523,624	5,387,869
Distributions to shareholders	(6,909,437)	–
Distributions to shareholders from net investment income	–	(5,436,985)
Total distributions	(6,909,437)	(5,436,985)
Share transactions - net increase (decrease)	(30,207,682)	50,750,887
Redemption fees	–	9,631
Total increase (decrease) in net assets	(32,593,495)	50,711,402
Net Assets
Beginning of period	152,623,067	101,911,665
End of period	$120,029,572	$152,623,067
Other Information
Undistributed net investment income end of period		$745,648

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global High Income Fund Class A

Years ended April 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.61	$9.54	$9.07	$9.60	$10.21
Income from Investment Operations
Net investment income (loss)A	.468	.462	.463	.462	.476
Net realized and unrealized gain (loss)	(.115)	.006B	.422	(.541)	(.293)C
Total from investment operations	.353	.468	.885	(.079)	.183
Distributions from net investment income	(.457)	(.399)	(.418)	(.454)	(.486)
Distributions from net realized gain	(.026)	–	–	–	(.310)
Total distributions	(.483)	(.399)	(.418)	(.454)	(.796)
Redemption fees added to paid in capitalA	–	.001	.003	.003	.003
Net asset value, end of period	$9.48	$9.61	$9.54	$9.07	$9.60
Total ReturnD,E	3.88%	4.94%	10.00%	(.65)%	1.97%C
Ratios to Average Net AssetsF,G
Expenses before reductions	1.32%	1.31%	1.36%	1.38%	1.28%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	5.00%	4.75%	4.98%	5.11%	4.82%
Supplemental Data
Net assets, end of period (000 omitted)	$7,365	$8,712	$7,102	$6,187	$7,036
Portfolio turnover rateH	44%	48%	48%	41%	44%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.93%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global High Income Fund Class M

Years ended April 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.61	$9.54	$9.07	$9.60	$10.21
Income from Investment Operations
Net investment income (loss)A	.467	.462	.464	.462	.474
Net realized and unrealized gain (loss)	(.114)	.006B	.421	(.541)	(.291)C
Total from investment operations	.353	.468	.885	(.079)	.183
Distributions from net investment income	(.457)	(.399)	(.418)	(.454)	(.486)
Distributions from net realized gain	(.026)	–	–	–	(.310)
Total distributions	(.483)	(.399)	(.418)	(.454)	(.796)
Redemption fees added to paid in capitalA	–	.001	.003	.003	.003
Net asset value, end of period	$9.48	$9.61	$9.54	$9.07	$9.60
Total ReturnD,E	3.88%	4.94%	10.00%	(.65)%	1.98%C
Ratios to Average Net AssetsF,G
Expenses before reductions	1.40%	1.40%	1.50%	1.48%	1.40%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	5.00%	4.75%	4.98%	5.11%	4.82%
Supplemental Data
Net assets, end of period (000 omitted)	$3,971	$4,301	$3,029	$1,436	$1,745
Portfolio turnover rateH	44%	48%	48%	41%	44%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.94%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global High Income Fund Class C

Years ended April 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.61	$9.54	$9.07	$9.60	$10.21
Income from Investment Operations
Net investment income (loss)A	.398	.390	.394	.394	.401
Net realized and unrealized gain (loss)	(.115)	.005B	.422	(.540)	(.292)C
Total from investment operations	.283	.395	.816	(.146)	.109
Distributions from net investment income	(.387)	(.326)	(.349)	(.387)	(.412)
Distributions from net realized gain	(.026)	–	–	–	(.310)
Total distributions	(.413)	(.326)	(.349)	(.387)	(.722)
Redemption fees added to paid in capitalA	–	.001	.003	.003	.003
Net asset value, end of period	$9.48	$9.61	$9.54	$9.07	$9.60
Total ReturnD,E	3.10%	4.16%	9.19%	(1.39)%	1.22%C
Ratios to Average Net AssetsF,G
Expenses before reductions	2.08%	2.08%	2.18%	2.20%	2.12%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss)	4.25%	4.00%	4.23%	4.36%	4.07%
Supplemental Data
Net assets, end of period (000 omitted)	$3,723	$4,420	$3,775	$3,437	$3,811
Portfolio turnover rateH	44%	48%	48%	41%	44%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.18%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global High Income Fund

Years ended April 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.62	$9.54	$9.07	$9.60	$10.21
Income from Investment Operations
Net investment income (loss)A	.491	.487	.486	.486	.508
Net realized and unrealized gain (loss)	(.125)	.015B	.423	(.542)	(.301)C
Total from investment operations	.366	.502	.909	(.056)	.207
Distributions from net investment income	(.480)	(.423)	(.442)	(.477)	(.510)
Distributions from net realized gain	(.026)	–	–	–	(.310)
Total distributions	(.506)	(.423)	(.442)	(.477)	(.820)
Redemption fees added to paid in capitalA	–	.001	.003	.003	.003
Net asset value, end of period	$9.48	$9.62	$9.54	$9.07	$9.60
Total ReturnD,E	4.03%	5.31%	10.28%	(.40)%	2.23%C
Ratios to Average Net AssetsF,G
Expenses before reductions	1.01%	1.02%	1.14%	1.20%	1.05%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	5.25%	5.00%	5.23%	5.35%	5.07%
Supplemental Data
Net assets, end of period (000 omitted)	$97,619	$125,192	$85,188	$93,256	$119,712
Portfolio turnover rateH	44%	48%	48%	41%	44%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 2.19%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global High Income Fund Class I

Years ended April 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.62	$9.54	$9.07	$9.60	$10.21
Income from Investment Operations
Net investment income (loss)A	.491	.485	.486	.483	.501
Net realized and unrealized gain (loss)	(.125)	.017B	.423	(.539)	(.293)C
Total from investment operations	.366	.502	.909	(.056)	.208
Distributions from net investment income	(.480)	(.423)	(.442)	(.477)	(.511)
Distributions from net realized gain	(.026)	–	–	–	(.310)
Total distributions	(.506)	(.423)	(.442)	(.477)	(.821)
Redemption fees added to paid in capitalA	–	.001	.003	.003	.003
Net asset value, end of period	$9.48	$9.62	$9.54	$9.07	$9.60
Total ReturnD	4.03%	5.31%	10.28%	(.40)%	2.23%C
Ratios to Average Net AssetsE,F
Expenses before reductions	1.05%	1.03%	1.16%	1.10%	1.02%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	5.25%	5.00%	5.23%	5.35%	5.07%
Supplemental Data
Net assets, end of period (000 omitted)	$7,352	$9,999	$2,817	$1,905	$2,481
Portfolio turnover rateG	44%	48%	48%	41%	44%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 2.19%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2019

1. Organization.

Fidelity Global High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Global High Income and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, foreign government and government agency obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, defaulted bonds, market discount, equity-debt classifications, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,984,691
Gross unrealized depreciation	(3,610,153)
Net unrealized appreciation (depreciation)	$(625,462)
Tax Cost	$119,884,855

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(4,534,480)
Net unrealized appreciation (depreciation) on securities and other investments	$(626,811)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(1,166,690)
Long-term	(3,367,790)
Total capital loss carryforward	$(4,534,480)

The tax character of distributions paid was as follows:

	April 30, 2019	April 30, 2018
Ordinary Income	$6,909,437	$ 5,436,985

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $52,401,638 and $77,408,689, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$18,874	$1,419
Class M	-%	.25%	9,953	37
Class C	.75%	.25%	40,765	5,636
			$69,592	$7,092

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,723
Class M	438
Class C(a)	1,359
$3,520

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$13,806.18
Class M	10,403.26
Class C	8,063.20
Global High Income	136,855.13
Class I	10,236.16
	$179,363

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $9 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $361 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through August 31, 2020. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%	$5,280
Class M	1.25%	5,904
Class C	2.00%	3,365
Global High Income	1.00%	13,615
Class I	1.00%	3,477
		$31,641

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $107 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $692.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2019	Year ended April 30, 2018
Distributions to shareholders
Class A	$391,427	$–
Class M	205,532	–
Class C	180,304	–
Global High Income	5,783,573	–
Class I	348,601	–
Total	$6,909,437	$ -
From net investment income
Class A	$–	$310,111
Class M	–	155,128
Class C	–	136,286
Global High Income	–	4,624,133
Class I	–	211,327
Total	$–	$5,436,985

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2019	Year ended April 30, 2018	Year ended April 30, 2019	Year ended April 30, 2018
Class A
Shares sold	161,804	396,196	$1,505,999	$3,854,052
Reinvestment of distributions	40,182	30,483	374,959	296,845
Shares redeemed	(331,036)	(265,014)	(3,106,435)	(2,572,077)
Net increase (decrease)	(129,050)	161,665	$(1,225,477)	$1,578,820
Class M
Shares sold	61,952	231,508	$578,414	$2,248,387
Reinvestment of distributions	21,579	15,505	201,288	151,013
Shares redeemed	(111,896)	(117,144)	(1,039,339)	(1,138,519)
Net increase (decrease)	(28,365)	129,869	$(259,637)	$1,260,881
Class C
Shares sold	68,330	138,068	$639,377	$1,347,084
Reinvestment of distributions	18,636	13,435	173,728	130,866
Shares redeemed	(153,859)	(87,540)	(1,442,196)	(849,876)
Net increase (decrease)	(66,893)	63,963	$(629,091)	$628,074
Global High Income
Shares sold	3,114,879	7,832,164	$29,075,801	$76,394,064
Reinvestment of distributions	527,744	403,775	4,924,322	3,933,620
Shares redeemed	(6,363,830)	(4,144,739)	(59,508,602)	(40,362,765)
Net increase (decrease)	(2,721,207)	4,091,200	$(25,508,479)	$39,964,919
Class I
Shares sold	485,713	1,030,440	$4,504,729	$10,103,235
Reinvestment of distributions	29,106	16,949	271,715	164,696
Shares redeemed	(779,082)	(302,780)	(7,361,442)	(2,949,738)
Net increase (decrease)	(264,263)	744,609	$(2,584,998)	$7,318,193

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Global High Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Global High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred hereafter to as the "Fund") as of April 30, 2019, the related statement of operations for the year ended April 30, 2019, the statement of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2019 and the financial highlights for each of the five years in the period ended April 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 18, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 289 funds. Mr. Wiley oversees 195 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2018 to April 30, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period-B November 1, 2018 to April 30, 2019
Class A	1.25%
Actual		$1,000.00	$1,051.90	$6.36
Hypothetical-C		$1,000.00	$1,018.60	$6.26
Class M	1.25%
Actual		$1,000.00	$1,051.90	$6.36
Hypothetical-C		$1,000.00	$1,018.60	$6.26
Class C	2.00%
Actual		$1,000.00	$1,048.10	$10.16
Hypothetical-C		$1,000.00	$1,014.88	$9.99
Global High Income	1.00%
Actual		$1,000.00	$1,053.10	$5.09
Hypothetical-C		$1,000.00	$1,019.84	$5.01
Class I	1.00%
Actual		$1,000.00	$1,053.20	$5.09
Hypothetical-C		$1,000.00	$1,019.84	$5.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.66% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $1,084,355 of distributions paid during the period January 1, 2019 to April 30, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Global High Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods (ended June 30 for 2018 and December 31 for prior periods) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Global High Income Fund

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for the 12-month period ended June 30, 2018. The Board considered that the fund invests a greater portion of its assets internationally than other funds in its Total Mapped Group, which consists primarily of domestic high income funds, and also that the fund invests in an asset allocation strategy on top of its global allocation, and, as such, competitive rankings are less meaningful.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above the competitive median for the 12-month period ended June 30, 2018. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class A was above the competitive median due to the fund's higher than standard management fee, which reflects the fund's specialized investment strategy as discussed above. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the total expense ratio of the retail class was above the competitive median due to the fund's higher than standard management fee, which reflects the fund's specialized investment strategy as discussed above. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

GHI-ANN-0619
1.926249.107

Fidelity® High Income Fund Annual Report April 30, 2019 Includes Fidelity and Fidelity Advisor share classes

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	1.45%	3.69%	8.74%
Class M (incl. 4.00% sales charge)	1.44%	3.69%	8.74%
Class C (incl. contingent deferred sales charge)	4.35%	4.47%	9.15%
Fidelity® High Income Fund	5.83%	4.57%	9.20%
Class I	5.76%	4.55%	9.19%
Class Z	5.82%	4.57%	9.20%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 4, 2018. Returns prior to December 4, 2018, are those of Fidelity® High Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 4, 2018, would have been lower.

 Class M shares bear a 0.25% 12b-1 fee. The initial offering of Class M shares took place on December 4, 2018. Returns prior to December 4, 2018, are those of of Fidelity® High Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to December 4, 2018, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 4, 2018. Returns prior to December 4, 2018, are those of Fidelity® High Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 4, 2018, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on December 4, 2018. Returns prior to December 4, 2018 are those of Fidelity® High Income Fund, the original class of the fund.

 The initial offering of Class Z shares took place on December 4, 2018. Returns prior to December 4, 2018 are those of Fidelity® High Income Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® High Income Fund, a class of the fund, on April 30, 2009.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofAML® US High Yield Constrained Index performed over the same period.

Period Ending Values
$24,114	Fidelity® High Income Fund
$26,369	ICE® BofAML® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds gained 6.71% for the year ending April 30, 2019, as measured by the ICE BofAML® US High Yield Constrained Index. High yield began the year on a high note after enduring an historically volatile final quarter of 2018. With investors shedding conservatism and embracing risk assets, the index rose 8.90% year to date, its strongest opening four-month stretch since 2009. Notable drivers included upbeat company earnings/outlooks and signs the U.S. Federal Reserve may pause on interest rate hikes. The uptrend was in contrast to the fourth quarter of 2018, when rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from stocks and other risk assets as they were already gripped by uncertainty about global trade and the Fed picking up the pace of interest rate hikes. With its concentration in energy-related companies, the high-yield market was particularly hampered by a significant decline in oil prices during the fourth quarter. For the full year, higher-quality bonds made the strongest advances, averaging roughly 7% for the core BB- and B-rated credit tiers, while the lower-quality “CCC and below” rung gained only 3%. By industry, returns were resoundingly positive. The top performers were health care and cable/satellite TV (+10%), followed by super retail, food/drug retail and utilities (each +9%). In contrast, energy gained about 3%, while automotive & auto parts and transportation ex air/rail each rose roughly 4%.

Comments from Co-Portfolio Managers Michael Weaver and Alexandre Karam:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained about 5% to 6%, lagging the 6.71% advance of the benchmark, the ICE BofAML® US High Yield Constrained Index. The fund’s core high-yield bond portfolio modestly trailed the benchmark the past 12 months, partly due to the lagging performance of holdings we eliminated or significantly reduced our exposure to since assuming management of the portfolio, including Navios Maritime and First Quantum Minerals. In contrast, bond picks were strongest among food/beverage/tobacco companies, with our large overweighting in JBS Group accounting for most of the outperformance in this sector. Choices among food & drug retailers also were helpful. A notable overweighting in Talen Energy was the single biggest individual contributor. A non-benchmark allocation to floating-rate bank loans topped high yield and therefore contributed to relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On September 29, 2018, Michael Weaver became the sole portfolio manager of the fund, succeeding Fred Hoff, who retired from Fidelity on December 31, 2018, after 27 years with the firm. On December 1, 2018, Alexandre Karam assumed co-management responsibilities for the fund, joining Michael.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2019

(by issuer, excluding cash equivalents)	% of fund's net assets
CCO Holdings LLC/CCO Holdings Capital Corp.	3.2
Tenet Healthcare Corp.	2.3
Ally Financial, Inc.	2.1
CSC Holdings LLC	1.8
Valeant Pharmaceuticals International, Inc.	1.6
11.0

Top Five Market Sectors as of April 30, 2019

% of fund's net assets
Energy	16.1
Telecommunications	9.9
Healthcare	9.5
Cable/Satellite TV	7.7
Diversified Financial Services	7.1

Quality Diversification (% of fund's net assets)

As of April 30, 2019
BBB	3.7%
BB	41.3%
B	34.9%
CCC,CC,C	14.0%
Equities	0.9%
Short-Term Investments and Net Other Assets	5.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2019*
Nonconvertible Bonds	88.4%
Convertible Bonds, Preferred Stocks	1.0%
Common Stocks	0.4%
Bank Loan Obligations	2.4%
Other Investments	2.6%
Short-Term Investments and Net Other Assets (Liabilities)	5.2%

 * Foreign investments - 23.1%

Schedule of Investments April 30, 2019

Showing Percentage of Net Assets

Corporate Bonds - 88.9%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.5%
Broadcasting - 0.5%
DISH Network Corp.:
2.375% 3/15/24	$3,200	$2,781
3.375% 8/15/26	23,910	21,933
		24,714
Nonconvertible Bonds - 88.4%
Aerospace - 3.2%
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (a)	23,305	23,888
Bombardier, Inc.:
6.125% 1/15/23 (a)	4,840	4,834
7.5% 12/1/24 (a)	17,425	17,730
7.5% 3/15/25 (a)	26,795	26,862
7.875% 4/15/27 (a)	14,695	14,787
BWX Technologies, Inc. 5.375% 7/15/26 (a)	17,650	18,003
TransDigm UK Holdings PLC 6.875% 5/15/26 (a)	4,400	4,422
TransDigm, Inc.:
6% 7/15/22	1,140	1,156
6.25% 3/15/26 (a)	21,960	22,866
6.375% 6/15/26	375	376
6.5% 7/15/24	24,635	24,958
6.5% 5/15/25	3,390	3,424
		163,306
Air Transportation - 0.5%
Aercap Global Aviation Trust 6.5% 6/15/45 (a)(b)	27,046	27,587
Banks & Thrifts - 2.1%
Ally Financial, Inc.:
4.25% 4/15/21	3,835	3,883
5.75% 11/20/25	79,075	85,687
8% 11/1/31	14,710	18,829
		108,399
Broadcasting - 1.6%
Sirius XM Radio, Inc.:
3.875% 8/1/22 (a)	6,485	6,477
5% 8/1/27 (a)	20,660	20,829
5.375% 4/15/25 (a)	22,450	23,011
5.375% 7/15/26 (a)	18,640	19,176
6% 7/15/24 (a)	12,515	12,922
		82,415
Cable/Satellite TV - 7.3%
Altice SA 7.75% 5/15/22 (a)	13,277	13,526
Cablevision Systems Corp. 5.875% 9/15/22	1,195	1,243
CCO Holdings LLC/CCO Holdings Capital Corp.:
4% 3/1/23 (a)	7,805	7,825
5% 2/1/28 (a)	12,270	12,255
5.125% 2/15/23	5,350	5,430
5.125% 5/1/23 (a)	5,505	5,643
5.125% 5/1/27 (a)	19,220	19,508
5.375% 5/1/25 (a)	11,975	12,394
5.5% 5/1/26 (a)	27,525	28,406
5.75% 9/1/23	6,260	6,401
5.75% 2/15/26 (a)	27,100	28,353
5.875% 4/1/24 (a)	21,945	22,926
5.875% 5/1/27 (a)	21,613	22,451
CSC Holdings LLC:
5.125% 12/15/21 (a)	3,060	3,068
5.125% 12/15/21 (a)	4,795	4,807
5.25% 6/1/24	1,550	1,577
5.375% 7/15/23 (a)	15,665	16,017
5.5% 5/15/26 (a)	33,500	34,400
5.5% 4/15/27 (a)	13,145	13,541
7.5% 4/1/28 (a)	4,650	5,074
7.75% 7/15/25 (a)	9,015	9,688
DISH DBS Corp.:
5% 3/15/23	5,810	5,323
5.875% 7/15/22	3,210	3,132
5.875% 11/15/24	3,220	2,777
6.75% 6/1/21	7,078	7,299
7.75% 7/1/26	16,115	14,423
Virgin Media Secured Finance PLC:
5.25% 1/15/26 (a)	1,500	1,526
5.5% 8/15/26 (a)	12,975	13,300
Ziggo Bond Finance BV:
5.875% 1/15/25 (a)	22,025	22,025
6% 1/15/27 (a)	2,185	2,141
Ziggo Secured Finance BV 5.5% 1/15/27 (a)	29,250	29,177
		375,656
Capital Goods - 0.8%
AECOM:
5.125% 3/15/27	26,925	27,026
5.875% 10/15/24	15,040	15,942
		42,968
Chemicals - 3.0%
Blue Cube Spinco, Inc.:
9.75% 10/15/23	4,075	4,554
10% 10/15/25	5,930	6,745
CF Industries Holdings, Inc.:
5.15% 3/15/34	12,645	12,234
5.375% 3/15/44	11,725	10,731
Element Solutions, Inc. 5.875% 12/1/25 (a)	17,055	17,460
NOVA Chemicals Corp. 4.875% 6/1/24 (a)	13,940	13,626
OCI NV 6.625% 4/15/23 (a)	19,120	19,913
Olin Corp. 5.125% 9/15/27	2,240	2,271
The Chemours Co. LLC:
5.375% 5/15/27	8,480	8,459
6.625% 5/15/23	5,598	5,799
7% 5/15/25	6,965	7,365
TPC Group, Inc. 8.75% 12/15/20 (a)	30,875	30,528
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.375% 9/1/25 (a)	4,485	4,362
Valvoline, Inc.:
4.375% 8/15/25	1,515	1,470
5.5% 7/15/24	1,890	1,937
W. R. Grace & Co.-Conn.:
5.125% 10/1/21 (a)	1,855	1,920
5.625% 10/1/24 (a)	1,800	1,931
		151,305
Consumer Products - 0.0%
Prestige Brands, Inc. 6.375% 3/1/24 (a)	685	707
Containers - 2.3%
Ard Securities Finance SARL 8.75% 1/31/23 pay-in-kind (a)(b)	5,223	5,151
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.625% 5/15/23 (a)	23,590	23,813
6% 2/15/25 (a)	24,075	24,256
7.25% 5/15/24 (a)	865	911
Crown Americas LLC/Crown Americas Capital Corp. IV 4.5% 1/15/23	1,975	2,017
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26	25,190	24,529
OI European Group BV 4% 3/15/23 (a)	3,160	3,113
Owens-Brockway Glass Container, Inc.:
5% 1/15/22 (a)	6,190	6,337
5.375% 1/15/25 (a)	7,685	7,839
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.125% 7/15/23 (a)	9,345	9,481
7% 7/15/24 (a)	9,560	9,883
Silgan Holdings, Inc. 4.75% 3/15/25	1,085	1,074
		118,404
Diversified Financial Services - 7.1%
Chobani LLC/Finance Corp., Inc. 7.5% 4/15/25 (a)	1,040	946
Crown Americas LLC/Crown Americas Capital Corp. IV 4.75% 2/1/26	14,525	14,761
FLY Leasing Ltd.:
5.25% 10/15/24	28,219	27,443
6.375% 10/15/21	9,325	9,465
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	4,260	4,303
6% 8/1/20	7,730	7,788
6.25% 2/1/22	20,335	20,951
6.375% 12/15/25	19,660	20,496
6.75% 2/1/24	10,400	10,881
MSCI, Inc.:
4.75% 8/1/26 (a)	1,585	1,624
5.25% 11/15/24 (a)	9,755	10,048
5.375% 5/15/27 (a)	5,260	5,530
5.75% 8/15/25 (a)	3,285	3,441
Navient Corp.:
4.875% 6/17/19	7,001	7,012
5% 10/26/20	2,165	2,195
5.5% 1/25/23	2,895	2,946
5.875% 10/25/24	260	261
6.125% 3/25/24	3,670	3,754
6.5% 6/15/22	10,660	11,187
6.625% 7/26/21	3,750	3,928
6.75% 6/25/25	10,695	10,909
6.75% 6/15/26	2,645	2,665
7.25% 1/25/22	6,745	7,226
7.25% 9/25/23	8,922	9,658
8% 3/25/20	9,007	9,334
Park Aerospace Holdings Ltd.:
4.5% 3/15/23 (a)	4,720	4,772
5.25% 8/15/22 (a)	16,855	17,546
5.5% 2/15/24 (a)	19,018	20,047
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (a)	939	990
Quicken Loans, Inc. 5.25% 1/15/28 (a)	16,615	16,117
Radiate Holdco LLC/Radiate Financial Service Ltd.:
6.625% 2/15/25 (a)	11,070	10,876
6.875% 2/15/23 (a)	19,945	19,945
Springleaf Financial Corp.:
6.875% 3/15/25	8,390	8,998
7.125% 3/15/26	23,685	25,142
Tempo Acquisition LLC 6.75% 6/1/25 (a)	27,320	27,901
		361,086
Diversified Media - 0.9%
E.W. Scripps Co. 5.125% 5/15/25 (a)	3,220	3,059
MDC Partners, Inc. 6.5% 5/1/24 (a)	19,849	16,772
Nielsen Co. SARL (Luxembourg):
5% 2/1/25 (a)	4,745	4,674
5.5% 10/1/21 (a)	305	307
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (a)	19,950	19,851
		44,663
Energy - 15.4%
Archrock Partners LP / Archrock Partners Finance Corp. 6.875% 4/1/27 (a)	7,005	7,294
California Resources Corp. 8% 12/15/22 (a)	41,930	32,024
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27	4,170	4,347
5.875% 3/31/25	2,070	2,230
7% 6/30/24	35,268	39,544
Cheniere Energy Partners LP:
5.25% 10/1/25	54,450	55,539
5.625% 10/1/26 (a)	6,800	7,024
Chesapeake Energy Corp. 8% 1/15/25	5,690	5,761
Citgo Petroleum Corp. 6.25% 8/15/22 (a)	19,465	19,416
Comstock Escrow Corp. 9.75% 8/15/26 (a)	20,100	18,291
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 6.3609% 6/15/22 (a)(b)(c)	8,760	8,716
6.5% 5/15/26 (a)	10,120	10,322
6.875% 6/15/25 (a)	6,315	6,504
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.75% 4/1/25	11,355	11,639
6.25% 4/1/23	14,085	14,437
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	13,458	13,677
DCP Midstream Operating LP 5.375% 7/15/25	17,295	18,181
Denbury Resources, Inc.:
7.5% 2/15/24 (a)	8,530	7,848
9% 5/15/21 (a)	2,220	2,253
9.25% 3/31/22 (a)	16,080	16,281
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (a)	2,250	2,346
5.75% 1/30/28 (a)	2,265	2,412
Ensco PLC:
4.5% 10/1/24	4,355	3,528
5.2% 3/15/25	2,345	1,883
7.75% 2/1/26	13,555	11,691
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% 5/15/26 (a)	8,455	7,525
8% 11/29/24 (a)	19,435	13,216
Hess Infrastructure Partners LP 5.625% 2/15/26 (a)	22,545	23,052
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (a)	15,960	15,840
5.75% 10/1/25 (a)	7,755	7,813
Indigo Natural Resources LLC 6.875% 2/15/26 (a)	875	812
Jonah Energy LLC 7.25% 10/15/25 (a)	24,223	14,473
Magnolia Oil & Gas Operating LLC 6% 8/1/26 (a)	11,870	12,107
MEG Energy Corp. 7% 3/31/24 (a)	12,000	11,381
Nabors Industries, Inc.:
5.5% 1/15/23	1,297	1,235
5.75% 2/1/25	11,625	10,579
NextEra Energy Partners LP:
4.25% 9/15/24 (a)	14,070	14,116
4.5% 9/15/27 (a)	365	359
Noble Holding International Ltd.:
5.25% 3/15/42	4,210	2,600
6.05% 3/1/41	4,160	2,725
7.875% 2/1/26 (a)	4,985	4,823
Parsley Energy LLC/Parsley:
5.25% 8/15/25 (a)	12,520	12,630
5.375% 1/15/25 (a)	6,235	6,353
5.625% 10/15/27 (a)	2,200	2,250
6.25% 6/1/24 (a)	925	959
PBF Holding Co. LLC/PBF Finance Corp.:
7% 11/15/23	16,895	17,381
7.25% 6/15/25	980	1,009
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	4,750	4,856
Rose Rock Midstream LP/Rose Rock Finance Corp.:
5.625% 7/15/22	7,640	7,573
5.625% 11/15/23	10,235	9,723
Sanchez Energy Corp. 7.25% 2/15/23 (a)	32,765	27,605
SemGroup Corp.:
6.375% 3/15/25	23,329	22,221
7.25% 3/15/26	25,850	25,010
Southwestern Energy Co.:
7.5% 4/1/26	9,265	9,404
7.75% 10/1/27	6,305	6,384
Summit Midstream Holdings LLC 5.75% 4/15/25	30,744	28,361
Sunoco LP/Sunoco Finance Corp.:
4.875% 1/15/23	6,535	6,641
5.5% 2/15/26	4,690	4,772
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25% 11/15/23	6,115	6,130
5.125% 2/1/25	470	482
5.25% 5/1/23	17,695	17,916
5.375% 2/1/27	470	477
5.875% 4/15/26	16,265	17,124
6.75% 3/15/24	3,235	3,377
Teine Energy Ltd. 6.875% 9/30/22 (a)	10,065	10,266
TerraForm Power Operating LLC:
4.25% 1/31/23 (a)	7,325	7,243
5% 1/31/28 (a)	2,865	2,826
6.625% 6/15/25 (a)(b)	10,873	11,362
U.S.A. Compression Partners LP:
6.875% 4/1/26	11,952	12,535
6.875% 9/1/27 (a)	3,895	4,099
Weatherford International Ltd.:
5.95% 4/15/42	453	285
6.5% 8/1/36	4,545	2,863
7% 3/15/38	15,165	9,630
9.875% 2/15/24	5,560	3,892
Weatherford International, Inc.:
6.8% 6/15/37	4,355	2,744
9.875% 3/1/25	21,855	15,299
		787,526
Environmental - 0.6%
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	21,703	21,133
Tervita Escrow Corp. 7.625% 12/1/21 (a)	9,710	9,831
		30,964
Food/Beverage/Tobacco - 3.9%
C&S Group Enterprises LLC 5.375% 7/15/22 (a)	15,472	15,433
Cott Holdings, Inc. 5.5% 4/1/25 (a)	8,265	8,368
ESAL GmbH 6.25% 2/5/23 (a)	26,230	26,623
JBS Investments GmbH 7.25% 4/3/24 (a)	14,800	15,334
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (a)	25,265	25,928
5.875% 7/15/24 (a)	11,220	11,543
6.75% 2/15/28 (a)	19,525	20,648
JBS U.S.A. Lux SA / JBS Food Co. 6.5% 4/15/29 (a)	12,820	13,589
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (a)	6,755	6,856
4.875% 11/1/26 (a)	1,570	1,594
Pilgrim's Pride Corp. 5.75% 3/15/25 (a)	1,330	1,350
Post Holdings, Inc.:
5% 8/15/26 (a)	8,175	8,144
5.5% 3/1/25 (a)	6,025	6,168
5.75% 3/1/27 (a)	5,265	5,397
U.S. Foods, Inc. 5.875% 6/15/24 (a)	4,305	4,402
Vector Group Ltd. 6.125% 2/1/25 (a)	31,370	28,155
		199,532
Gaming - 5.4%
Boyd Gaming Corp.:
6% 8/15/26	3,365	3,495
6.375% 4/1/26	2,050	2,158
CRC Escrow Issuer LLC/CRC Finance LLC 5.25% 10/15/25 (a)	46,725	45,674
Eldorado Resorts, Inc.:
6% 4/1/25	12,870	13,289
6% 9/15/26	2,380	2,469
GLP Capital LP/GLP Financing II, Inc.:
5.25% 6/1/25	12,465	13,100
5.375% 4/15/26	1,020	1,077
Golden Entertainment, Inc. 7.625% 4/15/26 (a)	9,335	9,358
MCE Finance Ltd. 4.875% 6/6/25 (a)	7,170	7,158
MGM Growth Properties Operating Partnership LP:
4.5% 9/1/26	23,375	23,083
4.5% 1/15/28	1,460	1,402
5.625% 5/1/24	12,985	13,650
5.75% 2/1/27 (a)	4,490	4,726
MGM Mirage, Inc. 5.75% 6/15/25	7,925	8,383
Scientific Games Corp.:
5% 10/15/25 (a)	19,715	19,616
10% 12/1/22	10,032	10,559
Stars Group Holdings BV 7% 7/15/26 (a)	30,395	31,877
Station Casinos LLC 5% 10/1/25 (a)	1,675	1,646
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (a)	13,005	12,745
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (a)	13,560	13,255
Wynn Macau Ltd.:
4.875% 10/1/24 (a)	22,015	21,656
5.5% 10/1/27 (a)	13,838	13,498
		273,874
Healthcare - 9.5%
Catalent Pharma Solutions 4.875% 1/15/26 (a)	2,500	2,506
Charles River Laboratories International, Inc. 5.5% 4/1/26 (a)	6,900	7,219
Community Health Systems, Inc.:
5.125% 8/1/21	35,730	35,194
6.25% 3/31/23	29,925	29,139
8% 3/15/26 (a)	8,640	8,402
8.625% 1/15/24 (a)	14,405	14,621
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	8,855	9,144
HCA Holdings, Inc.:
4.5% 2/15/27	2,615	2,684
5% 3/15/24	1,915	2,027
5.25% 6/15/26	5,495	5,869
5.375% 2/1/25	12,635	13,298
5.375% 9/1/26	4,615	4,835
5.875% 5/1/23	12,595	13,509
6.25% 2/15/21	7,735	8,112
Hologic, Inc.:
4.375% 10/15/25 (a)	5,820	5,765
4.625% 2/1/28 (a)	265	260
IMS Health, Inc. 5% 10/15/26 (a)	3,785	3,865
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27	4,155	4,165
5.25% 8/1/26	8,422	8,580
5.5% 5/1/24	9,435	9,647
6.375% 3/1/24	4,705	4,954
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	17,855	18,145
5.5% 2/1/21	9,030	9,109
Teleflex, Inc. 4.875% 6/1/26	11,289	11,515
Tenet Healthcare Corp.:
4.375% 10/1/21	22,510	22,763
4.625% 7/15/24	1,015	1,018
5.125% 5/1/25	11,990	12,095
6.25% 2/1/27 (a)	7,895	8,231
6.75% 6/15/23	19,495	19,885
8.125% 4/1/22	53,615	57,205
THC Escrow Corp. III 7% 8/1/25	11,895	12,044
Valeant Pharmaceuticals International, Inc.:
5.5% 11/1/25 (a)	12,920	13,223
5.875% 5/15/23 (a)	11,115	11,201
6.125% 4/15/25 (a)	22,495	22,776
7% 3/15/24 (a)	16,220	17,092
8.5% 1/31/27 (a)	4,360	4,750
9% 12/15/25 (a)	6,475	7,171
9.25% 4/1/26 (a)	10,470	11,648
Vizient, Inc. 6.25% 5/15/27 (a)(d)	1,215	1,258
Wellcare Health Plans, Inc.:
5.25% 4/1/25	13,015	13,438
5.375% 8/15/26 (a)	16,445	17,223
		485,585
Homebuilders/Real Estate - 0.7%
Howard Hughes Corp. 5.375% 3/15/25 (a)	21,305	21,485
Starwood Property Trust, Inc.:
4.75% 3/15/25	10,285	10,311
5% 12/15/21	4,690	4,790
		36,586
Hotels - 1.3%
ESH Hospitality, Inc. 5.25% 5/1/25 (a)	23,165	23,252
Hilton Domestic Operating Co., Inc. 5.125% 5/1/26 (a)	26,180	26,802
Hilton Escrow Issuer LLC 4.25% 9/1/24	11,270	11,285
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27	585	593
Wyndham Hotels & Resorts, Inc. 5.375% 4/15/26 (a)	1,835	1,872
		63,804
Insurance - 0.3%
AmWINS Group, Inc. 7.75% 7/1/26 (a)	4,775	4,811
USIS Merger Sub, Inc. 6.875% 5/1/25 (a)	12,560	12,513
		17,324
Leisure - 0.3%
Mattel, Inc. 6.75% 12/31/25 (a)	16,335	16,340
Metals/Mining - 1.2%
First Quantum Minerals Ltd.:
6.5% 3/1/24 (a)	13,860	13,080
7.25% 5/15/22 (a)	2,784	2,815
7.25% 4/1/23 (a)	13,090	12,966
Freeport-McMoRan, Inc.:
3.55% 3/1/22	5,775	5,724
3.875% 3/15/23	10,995	10,885
6.875% 2/15/23	4,275	4,510
Nufarm Australia Ltd. 5.75% 4/30/26 (a)	14,820	13,783
		63,763
Paper - 0.3%
Flex Acquisition Co., Inc.:
6.875% 1/15/25 (a)	12,940	12,164
7.875% 7/15/26 (a)	2,765	2,591
NewPage Corp. 11.375% 12/31/2014 (e)(f)	30,721	0
		14,755
Publishing/Printing - 0.0%
Multi-Color Corp. 4.875% 11/1/25 (a)	1,825	1,896
Restaurants - 1.1%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4.25% 5/15/24 (a)	12,945	12,751
5% 10/15/25 (a)	4,730	4,689
Golden Nugget, Inc. 6.75% 10/15/24 (a)	23,040	23,558
KFC Holding Co./Pizza Hut Holding LLC 5% 6/1/24 (a)	14,865	15,199
		56,197
Services - 2.4%
APX Group, Inc.:
7.625% 9/1/23	12,470	10,911
7.875% 12/1/22	10,450	10,424
8.75% 12/1/20	2,785	2,743
Aramark Services, Inc.:
4.75% 6/1/26	12,650	12,840
5% 4/1/25 (a)	6,480	6,658
5.125% 1/15/24	3,350	3,463
Avantor, Inc. 6% 10/1/24 (a)	11,790	12,302
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (a)	12,730	11,966
CDK Global, Inc.:
4.875% 6/1/27	715	722
5.875% 6/15/26	9,010	9,483
Corrections Corp. of America:
4.625% 5/1/23	2,500	2,429
5% 10/15/22	12,003	12,003
Frontdoor, Inc. 6.75% 8/15/26 (a)	4,165	4,368
Laureate Education, Inc. 8.25% 5/1/25 (a)	20,020	21,672
Prime Security One MS, Inc. 4.875% 7/15/32 (a)	1,625	1,345
		123,329
Super Retail - 0.2%
The William Carter Co. 5.625% 3/15/27 (a)	7,915	8,182
Technology - 3.6%
Ascend Learning LLC:
6.875% 8/1/25 (a)	10,420	10,589
6.875% 8/1/25 (a)	1,095	1,109
Ensemble S Merger Sub, Inc. 9% 9/30/23 (a)	4,985	5,172
Fair Isaac Corp. 5.25% 5/15/26 (a)	4,315	4,488
First Data Corp. 5% 1/15/24 (a)	5,945	6,094
Gartner, Inc. 5.125% 4/1/25 (a)	525	538
Micron Technology, Inc. 5.5% 2/1/25	735	757
Nuance Communications, Inc. 5.625% 12/15/26	15,275	15,600
Open Text Corp. 5.875% 6/1/26 (a)	18,570	19,452
Qorvo, Inc. 5.5% 7/15/26 (a)	15,390	16,044
Sensata Technologies BV 5% 10/1/25 (a)	3,030	3,106
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (a)	465	491
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (a)	32,400	35,154
SS&C Technologies, Inc. 5.5% 9/30/27 (a)	10,440	10,708
Symantec Corp.:
4.2% 9/15/20	3,215	3,257
5% 4/15/25 (a)	26,299	26,816
TTM Technologies, Inc. 5.625% 10/1/25 (a)	27,100	26,761
		186,136
Telecommunications - 8.8%
Altice Financing SA:
6.625% 2/15/23 (a)	9,360	9,594
7.5% 5/15/26 (a)	30,650	31,110
Altice Finco SA:
7.625% 2/15/25 (a)	20,030	18,741
8.125% 1/15/24 (a)	5,140	5,320
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (a)	7,905	7,913
7.5% 10/15/26 (a)	14,080	14,608
Citizens Utilities Co. 7.05% 10/1/46	22,955	11,478
Cogent Communications Group, Inc. 5.375% 3/1/22 (a)	3,860	3,985
Frontier Communications Corp. 8% 4/1/27 (a)	7,545	7,800
Intelsat Jackson Holdings SA 8.5% 10/15/24 (a)	18,490	18,305
Level 3 Communications, Inc. 5.75% 12/1/22	1,680	1,694
Level 3 Financing, Inc.:
5.125% 5/1/23	26,890	27,166
5.375% 1/15/24	22,600	22,883
5.375% 5/1/25	3,845	3,917
Millicom International Cellular SA:
6% 3/15/25 (a)	1,815	1,879
6.625% 10/15/26 (a)	31,105	33,248
Neptune Finco Corp.:
6.625% 10/15/25 (a)	23,705	25,187
10.875% 10/15/25 (a)	2,345	2,697
Qwest Corp. 6.75% 12/1/21	910	972
Sable International Finance Ltd. 6.875% 8/1/22 (a)	5,639	5,893
SFR Group SA:
6.25% 5/15/24 (a)	6,785	6,955
7.375% 5/1/26 (a)	24,305	24,624
8.125% 2/1/27 (a)	4,660	4,870
Sprint Communications, Inc. 6% 11/15/22	31,960	32,160
Sprint Corp.:
7.125% 6/15/24	15,025	15,058
7.875% 9/15/23	37,185	38,672
T-Mobile U.S.A., Inc.:
4.5% 2/1/26	1,525	1,531
5.125% 4/15/25	1,505	1,550
6% 3/1/23	2,170	2,232
6% 4/15/24	10,590	11,053
6.375% 3/1/25	1,140	1,185
Telecom Italia Capital SA:
6% 9/30/34	5,085	4,704
6.375% 11/15/33	2,855	2,776
Telecom Italia SpA 5.303% 5/30/24 (a)	6,510	6,486
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (a)	15,600	15,483
U.S. West Communications 7.25% 9/15/25	1,005	1,098
Zayo Group LLC/Zayo Capital, Inc.:
5.75% 1/15/27 (a)	7,445	7,557
6.375% 5/15/25	18,050	18,366
		450,750
Transportation Ex Air/Rail - 0.8%
Avolon Holdings Funding Ltd.:
5.125% 10/1/23 (a)	19,015	19,761
5.25% 5/15/24 (a)	5,000	5,217
5.5% 1/15/23 (a)	13,090	13,706
		38,684
Utilities - 3.8%
Calpine Corp. 5.75% 1/15/25	10,695	10,588
Clearway Energy Operating LLC 5.75% 10/15/25 (a)	1,205	1,232
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	5,080	5,461
Dynegy, Inc.:
5.875% 6/1/23	1,315	1,341
7.625% 11/1/24	11,250	11,855
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22	6,880	6,932
7% 6/15/23	15,435	15,435
InterGen NV 7% 6/30/23 (a)	43,699	40,148
NRG Energy, Inc.:
5.75% 1/15/28	4,255	4,506
6.25% 5/1/24	490	506
6.625% 1/15/27	1,795	1,921
7.25% 5/15/26	1,000	1,089
NRG Yield Operating LLC 5% 9/15/26	3,590	3,498
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (a)	14,295	15,367
Talen Energy Supply LLC:
6.5% 6/1/25	17,760	15,584
10.5% 1/15/26 (a)	18,795	19,635
The AES Corp.:
4.5% 3/15/23	1,040	1,057
4.875% 5/15/23	2,590	2,630
5.125% 9/1/27	2,655	2,761
6% 5/15/26	9,915	10,485
Vistra Operations Co. LLC 5.5% 9/1/26 (a)	24,185	24,911
		196,942

TOTAL NONCONVERTIBLE BONDS		4,528,665

TOTAL CORPORATE BONDS
(Cost $4,493,041)		4,553,379
	Shares	Value (000s)

Common Stocks - 0.4%
Automotive & Auto Parts - 0.0%
Chassix Holdings, Inc. warrants 7/29/20 (f)(g)	27,176	340
Energy - 0.0%
Forbes Energy Services Ltd. (g)	47,062	141
Food & Drug Retail - 0.4%
Southeastern Grocers, Inc. (f)(g)	559,052	19,612
Telecommunications - 0.0%
CUI Acquisition Corp. Class E (f)(g)	1	24
TOTAL COMMON STOCKS
(Cost $20,139)		20,117

Convertible Preferred Stocks - 0.5%
Energy - 0.2%
Chesapeake Energy Corp. Series A, 5.75%	22,808	11,698
Telecommunications - 0.1%
Crown Castle International Corp. Series A, 6.875%	2,220	2,558
Utilities - 0.2%
Vistra Energy Corp. 7.00%	105,200	10,574
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $25,028)		24,830
	Principal Amount (000s)	Value (000s)

Bank Loan Obligations - 2.4%
Cable/Satellite TV - 0.4%
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.7374% 8/19/23 (b)(c)	20,821	20,427
Energy - 0.3%
California Resources Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 12.8535% 12/31/21 (b)(c)	4,570	4,693
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7.2285% 12/31/22 (b)(c)	7,090	6,860
Consolidated Energy Finance SA Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.9726% 5/7/25 (b)(c)	2,655	2,615

TOTAL ENERGY		14,168

Gaming - 0.0%
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.48% 10/20/24 (b)(c)	1,935	1,935
Insurance - 0.2%
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.3363% 4/25/25 (b)(c)	11,105	10,983
Publishing/Printing - 0.0%
Springer Science+Business Media Deutschland GmbH Tranche B 13LN, term loan 3 month U.S. LIBOR + 3.500% 5.9831% 8/24/22 (b)(c)	637	637
Restaurants - 0.1%
Burger King Worldwide, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.7331% 2/17/24 (b)(c)	4,146	4,132
Services - 0.4%
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.851% 6/13/25 (b)(c)	85	85
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 6.101% 6/13/24 (b)(c)	16,778	16,624
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.8233% 6/21/24 (b)(c)	2,176	2,133

TOTAL SERVICES		18,842

Telecommunications - 1.0%
Frontier Communications Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.24% 6/15/24 (b)(c)	27,562	26,872
Level 3 Financing, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.7331% 2/22/24 (b)(c)	1,570	1,570
Radiate Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.4831% 2/1/24 (b)(c)	20,797	20,723
SFR Group SA Tranche B 13LN, term loan 3 month U.S. LIBOR + 4.000% 6.4726% 8/14/26 (b)(c)	5,373	5,250

TOTAL TELECOMMUNICATIONS		54,415

TOTAL BANK LOAN OBLIGATIONS
(Cost $125,857)		125,539

Preferred Securities - 2.6%
Banks & Thrifts - 2.4%
Bank of America Corp.:
5.2% (b)(h)	26,155	27,209
5.875% (b)(h)	1,305	1,357
6.25% (b)(h)	19,340	21,026
6.5% (b)(h)	635	696
Barclays PLC:
7.75% (b)(h)	3,655	3,815
7.875% (Reg. S) (b)(h)	22,990	24,457
Royal Bank of Scotland Group PLC:
7.5% (b)(h)	17,270	17,880
8.625% (b)(h)	3,940	4,265
Wells Fargo & Co. 5.9% (b)(h)	21,090	22,381

TOTAL BANKS & THRIFTS		123,086

Energy - 0.2%
Andeavor Logistics LP 6.875% (b)(h)	1,940	1,991
DCP Midstream Partners LP 7.375% (b)(h)	2,715	2,750
Summit Midstream Partners LP 9.5% (b)(h)	5,320	5,085

TOTAL ENERGY		9,826

TOTAL PREFERRED SECURITIES
(Cost $129,491)		132,912
	Shares	Value (000s)

Money Market Funds - 4.3%
Fidelity Cash Central Fund, 2.49% (i)
(Cost $221,934)	221,910,651	221,955
TOTAL INVESTMENT IN SECURITIES - 99.1%
(Cost $5,015,490)		5,078,732
NET OTHER ASSETS (LIABILITIES) - 0.9%		45,060
NET ASSETS - 100%		$5,123,792

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,705,693,000 or 52.8% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Non-income producing - Security is in default.

 (f) Level 3 security

 (g) Non-income producing

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$5,474
Total	$5,474

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$24	$--	$--	$24
Consumer Discretionary	340	--	--	340
Consumer Staples	19,612	--	--	19,612
Energy	11,839	141	11,698	--
Real Estate	2,558	--	2,558	--
Utilities	10,574	--	10,574	--
Corporate Bonds	4,553,379	--	4,553,379	--
Bank Loan Obligations	125,539	--	125,539	--
Preferred Securities	132,912	--	132,912	--
Money Market Funds	221,955	221,955	--	--
Total Investments in Securities:	$5,078,732	$222,096	$4,836,660	$19,976

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	76.9%
Canada	5.0%
Luxembourg	4.1%
Netherlands	3.4%
Cayman Islands	2.8%
United Kingdom	1.8%
Ireland	1.5%
Multi-National	1.4%
Bermuda	1.1%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		April 30, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $4,793,556)	$4,856,777
Fidelity Central Funds (cost $221,934)	221,955
Total Investment in Securities (cost $5,015,490)		$5,078,732
Cash		196
Receivable for investments sold		6,844
Receivable for fund shares sold		5,514
Dividends receivable		366
Interest receivable		71,351
Distributions receivable from Fidelity Central Funds		456
Prepaid expenses		2
Other receivables		5
Total assets		5,163,466
Liabilities
Payable for investments purchased
Regular delivery	$25,134
Delayed delivery	1,215
Payable for fund shares redeemed	6,432
Distributions payable	3,743
Accrued management fee	2,341
Distribution and service plan fees payable	89
Other affiliated payables	595
Other payables and accrued expenses	125
Total liabilities		39,674
Net Assets		$5,123,792
Net Assets consist of:
Paid in capital		$5,309,215
Total distributable earnings (loss)		(185,423)
Net Assets		$5,123,792
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($169,804 ÷ 19,238 shares)		$8.83
Maximum offering price per share (100/96.00 of $8.83)		$9.20
Class M:
Net Asset Value and redemption price per share ($49,893 ÷ 5,653 shares)		$8.83
Maximum offering price per share (100/96.00 of $8.83)		$9.20
Class C:
Net Asset Value and offering price per share ($51,861 ÷ 5,873 shares)(a)		$8.83
Fidelity High Income Fund:
Net Asset Value, offering price and redemption price per share ($4,392,126 ÷ 497,550 shares)		$8.83
Class I:
Net Asset Value, offering price and redemption price per share ($447,608 ÷ 50,713 shares)		$8.83
Class Z:
Net Asset Value, offering price and redemption price per share ($12,500 ÷ 1,416 shares)		$8.83

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended April 30, 2019
Investment Income
Dividends		$7,832
Interest		275,680
Income from Fidelity Central Funds		5,474
Total income		288,986
Expenses
Management fee	$25,208
Transfer agent fees	5,208
Distribution and service plan fees	444
Accounting fees and expenses	1,152
Custodian fees and expenses	52
Independent trustees' fees and expenses	26
Registration fees	188
Audit	129
Legal	45
Miscellaneous	34
Total expenses before reductions	32,486
Expense reductions	(159)
Total expenses after reductions		32,327
Net investment income (loss)		256,659
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(105,233)
Fidelity Central Funds	18
Foreign currency transactions	(7)
Total net realized gain (loss)		(105,222)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	124,507
Fidelity Central Funds	(17)
Total change in net unrealized appreciation (depreciation)		124,490
Net gain (loss)		19,268
Net increase (decrease) in net assets resulting from operations		$275,927

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2019	Year ended April 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$256,659	$250,792
Net realized gain (loss)	(105,222)	50,496
Change in net unrealized appreciation (depreciation)	124,490	(117,644)
Net increase (decrease) in net assets resulting from operations	275,927	183,644
Distributions to shareholders	(256,881)	–
Distributions to shareholders from net investment income	–	(237,387)
Total distributions	(256,881)	(237,387)
Share transactions - net increase (decrease)	780,403	(113,965)
Redemption fees	–	129
Total increase (decrease) in net assets	799,449	(167,579)
Net Assets
Beginning of period	4,324,343	4,491,922
End of period	$5,123,792	$4,324,343
Other Information
Undistributed net investment income end of period		$40,146

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity High Income Fund Class A

Years ended April 30,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$8.56
Income from Investment Operations
Net investment income (loss)B	.192
Net realized and unrealized gain (loss)	.286
Total from investment operations	.478
Distributions from net investment income	(.208)
Distributions from net realized gain	–
Total distributions	(.208)
Net asset value, end of period	$8.83
Total ReturnC,D,E	5.68%
Ratios to Average Net AssetsF,G
Expenses before reductions	.99%H
Expenses net of fee waivers, if any	.99%H
Expenses net of all reductions	.99%H
Net investment income (loss)	5.60%H
Supplemental Data
Net assets, end of period (in millions)	$170
Portfolio turnover rateI	62%J

 A For the period December 4, 2018 (commencement of sale of shares) to April 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity High Income Fund Class M

Years ended April 30,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$8.56
Income from Investment Operations
Net investment income (loss)B	.191
Net realized and unrealized gain (loss)	.286
Total from investment operations	.477
Distributions from net investment income	(.207)
Distributions from net realized gain	–
Total distributions	(.207)
Net asset value, end of period	$8.83
Total ReturnC,D,E	5.68%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.01%H
Expenses net of fee waivers, if any	1.01%H
Expenses net of all reductions	1.01%H
Net investment income (loss)	5.59%H
Supplemental Data
Net assets, end of period (in millions)	$50
Portfolio turnover rateI	62%J

 A For the period December 4, 2018 (commencement of sale of shares) to April 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity High Income Fund Class C

Years ended April 30,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$8.56
Income from Investment Operations
Net investment income (loss)B	.166
Net realized and unrealized gain (loss)	.285
Total from investment operations	.451
Distributions from net investment income	(.181)
Distributions from net realized gain	–
Total distributions	(.181)
Net asset value, end of period	$8.83
Total ReturnC,D,E	5.36%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.77%H
Expenses net of fee waivers, if any	1.77%H
Expenses net of all reductions	1.77%H
Net investment income (loss)	4.84%H
Supplemental Data
Net assets, end of period (in millions)	$52
Portfolio turnover rateI	62%J

 A For the period December 4, 2018 (commencement of sale of shares) to April 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity High Income Fund

Years ended April 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.83	$8.94	$8.31	$9.04	$9.45
Income from Investment Operations
Net investment income (loss)A	.493	.513	.501	.503	.495
Net realized and unrealized gain (loss)	–B	(.137)	.597	(.741)	(.291)
Total from investment operations	.493	.376	1.098	(.238)	.204
Distributions from net investment income	(.493)	(.486)	(.469)	(.493)	(.486)
Distributions from net realized gain	–	–	–	–	(.129)
Total distributions	(.493)	(.486)	(.469)	(.493)	(.615)
Redemption fees added to paid in capitalA	–	–B	.001	.001	.001
Net asset value, end of period	$8.83	$8.83	$8.94	$8.31	$9.04
Total ReturnC	5.83%	4.27%	13.56%	(2.47)%	2.29%
Ratios to Average Net AssetsD,E
Expenses before reductions	.70%	.70%	.72%	.73%	.72%
Expenses net of fee waivers, if any	.70%	.70%	.72%	.73%	.72%
Expenses net of all reductions	.70%	.70%	.72%	.73%	.72%
Net investment income (loss)	5.66%	5.73%	5.81%	6.00%	5.38%
Supplemental Data
Net assets, end of period (in millions)	$4,392	$4,324	$4,492	$4,434	$5,347
Portfolio turnover rateF	62%G	51%	52%	33%	37%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity High Income Fund Class I

Years ended April 30,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$8.56
Income from Investment Operations
Net investment income (loss)B	.199
Net realized and unrealized gain (loss)	.286
Total from investment operations	.485
Distributions from net investment income	(.215)
Distributions from net realized gain	–
Total distributions	(.215)
Net asset value, end of period	$8.83
Total ReturnC,D	5.77%
Ratios to Average Net AssetsE,F
Expenses before reductions	.78%G
Expenses net of fee waivers, if any	.78%G
Expenses net of all reductions	.78%G
Net investment income (loss)	5.81%G
Supplemental Data
Net assets, end of period (in millions)	$448
Portfolio turnover rateH	62%I

 A For the period December 4, 2018 (commencement of sale of shares) to April 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity High Income Fund Class Z

Years ended April 30,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$8.56
Income from Investment Operations
Net investment income (loss)B	.201
Net realized and unrealized gain (loss)	.289
Total from investment operations	.490
Distributions from net investment income	(.220)
Distributions from net realized gain	–
Total distributions	(.220)
Net asset value, end of period	$8.83
Total ReturnC,D	5.83%
Ratios to Average Net AssetsE,F
Expenses before reductions	.64%G
Expenses net of fee waivers, if any	.64%G
Expenses net of all reductions	.63%G
Net investment income (loss)	5.85%G
Supplemental Data
Net assets, end of period (in millions)	$13
Portfolio turnover rateH	62%I

 A For the period December 4, 2018 (commencement of sale of shares) to April 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class M, Class C, Class I and Class Z shares on December 4, 2018. The Fund offers Class A, Class M, Class C, Fidelity High Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, equity-debt classifications, certain conversion ratio adjustments, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$145,779
Gross unrealized depreciation	(65,266)
Net unrealized appreciation (depreciation)	$80,513
Tax Cost	$4,998,219

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,948
Capital loss carryforward	$(271,873)
Net unrealized appreciation (depreciation) on securities and other investments	$80,513

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(61,686)
Long-term	(210,187)
Total capital loss carryforward	$(271,873)

Approximately $30,460 of the Fund's realized capital losses and $21,009 of the Fund's unrealized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $17,403 of those capital losses per year to offset capital gains. These realized and unrealized losses were acquired from Fidelity Advisor High Income Fund when it merged into the Fund on December 7, 2018.

The tax character of distributions paid was as follows:

	April 30, 2019	April 30, 2018
Ordinary Income	$256,881	$ 237,387

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and securities acquired in the merger, aggregated $2,824,477 and $2,609,756, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$155	$28
Class M	-%	.25%	48	8
Class C	.75%	.25%	241	52
			$444	$88

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class C(a)	$1

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$93	.15(a)
Class M	33	.17(a)
Class C	41	.17(a)
Fidelity High Income Fund	4,720.11
Class I	320	.19(a)
Class Z	1	.05(a)
	$5,208

 (a) Annualized.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .03%.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $9 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $37.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $25 and a portion of class-level operating expenses as follows:

Amount
Class A	$3
Class M	1
Class C	1
Fidelity High Income Fund	75
Class I	8
$88

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2019(a)	Year ended April 30, 2018
Distributions to shareholders
Class A	$3,743	$ -
Class M	1,162	-
Class C	1,257	-
Fidelity High Income Fund	240,114	-
Class I	10,446	-
Class Z	159	-
Total	$256,881	$-
From net investment income
Fidelity High Income Fund	-	237,387
Total	$-	$237,387

 (a) Distributions for Class A, Class M, Class C, Class I and Class Z are for the period December 4, 2018 (commencement of sale of shares) to April 30, 2019.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2019(a)	Year ended April 30, 2018	Year ended April 30, 2019(a)	Year ended April 30, 2018
Class A
Shares sold	2,457	–	$21,373	$–
Issued in exchange for the shares of Fidelity Advisor High Income Fund	18,670	–	159,252	–
Reinvestment of distributions	383	–	3,281	–
Shares redeemed	(2,272)	–	(19,430)	–
Net increase (decrease)	19,238	–	$164,476	$–
Class M
Shares sold	259	–	$2,238	$–
Issued in exchange for the shares of Fidelity Advisor High Income Fund	5,803	–	49,500	–
Reinvestment of distributions	126	–	1,076	–
Shares redeemed	(535)	–	(4,599)	–
Net increase (decrease)	5,653	–	$48,215	$–
Class C
Shares sold	275	–	$2,378	$–
Issued in exchange for the shares of Fidelity Advisor High Income Fund	7,719	–	65,765	–
Reinvestment of distributions	137	–	1,174	–
Shares redeemed	(2,258)	–	(19,621)	–
Net increase (decrease)	5,873	–	$49,696	$–
Fidelity High Income Fund
Shares sold	126,441	88,562	$1,102,580	$792,990
Reinvestment of distributions	22,383	21,532	194,157	192,732
Shares redeemed	(140,878)	(122,840)	(1,223,927)	(1,099,687)
Net increase (decrease)	7,946	(12,746)	$72,810	$(113,965)
Class I
Shares sold	7,919	–	$68,533	$–
Issued in exchange for the shares of Fidelity Advisor High Income Fund	48,879	–	416,933	–
Reinvestment of distributions	1,170	–	10,028	–
Shares redeemed	(7,255)	–	(62,518)	–
Net increase (decrease)	50,713	–	$432,976	$–
Class Z
Shares sold	1,483	–	$12,847	$–
Issued in exchange for the shares of Fidelity Advisor High Income Fund	222	–	1,895	–
Reinvestment of distributions	10	–	87	–
Shares redeemed	(299)	–	(2,599)	–
Net increase (decrease)	1,416	–	$12,230	$–

 (a) Share transactions for Class A, Class M, Class C, Class I and Class Z are for the period December 4, 2018 (commencement of sale of shares) to April 30, 2019.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Litigation.

The Fund and other entities managed by FMR or its affiliates were named as defendants in a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contend that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In January 2015, the Court of Appeals ruled that JPMorgan, as administrative agent for all of the debtholders, released the security interest on certain collateral securing the debt prior to the 2009 payments. In September 2017, an opinion was issued in a trial intended to help determine the value of any remaining, unreleased collateral. In May 2019, the parties reached a settlement that has been approved by the Bankruptcy Court, but is not yet final. Given this contingency, Management cannot determine at this time the amount of loss that may be realized, but expects the amount to be less than the $13,206 received in 2009. The Fund is also incurring legal costs in defending the case.

12. Merger Information.

On December 7, 2018, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor High Income Fund ("Target Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). In addition, the Board approved the creation of additional classes of shares that commenced sale of shares on December 4, 2018. The acquisition was accomplished by an exchange of each class of the Fund for corresponding shares then outstanding of the Target Fund at their respective net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective and lower expenses. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets of $693,345, including securities of $686,303 and unrealized depreciation of $28,031, was combined with the Fund's net assets of $4,115,643 for total net assets after the acquisition of $4,808,988.

Pro forma results of operations of the combined entity for the entire period ended April 30, 2019, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$279,393
Total net realized gain (loss)	(107,293)
Total change in net unrealized appreciation (depreciation)	99,966
Net increase (decrease) in net assets resulting from operations	$272,066

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that has been included in the Fund's accompanying Statement of Operations since December 7, 2018.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity High Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2019, the related statement of operations for the year ended April 30, 2019, the statement of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 18, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 289 funds. Mr. Wiley oversees 195 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2018 to April 30, 2019) for Fidelity High Income Fund and for the period (December 4, 2018 to April 30, 2019) for Class A, Class M, Class C, Class I and Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (November 1, 2018 to April 30, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value April 30, 2019	Expenses Paid During Period
Class A	.99%
Actual		$1,000.00	$1,056.80	$4.13-B
Hypothetical-C		$1,000.00	$1,019.89	$4.96-D
Class M	1.01%
Actual		$1,000.00	$1,056.80	$4.21-B
Hypothetical-C		$1,000.00	$1,019.79	$5.06-D
Class C	1.77%
Actual		$1,000.00	$1,053.60	$7.37-B
Hypothetical-C		$1,000.00	$1,016.02	$8.85-D
Fidelity High Income Fund	.70%
Actual		$1,000.00	$1,049.00	$3.56-B
Hypothetical-C		$1,000.00	$1,021.32	$3.51-D
Class I	.78%
Actual		$1,000.00	$1,057.70	$3.25-B
Hypothetical-C		$1,000.00	$1,020.93	$3.91-D
Class Z	.64%
Actual		$1,000.00	$1,058.30	$2.67-B
Hypothetical-C		$1,000.00	$1,021.62	$3.21-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Fidelity High Income Fund and multiplied by 148/365 (to reflect the period December 4, 2018 to April 30, 2019) for Class A, Class M, Class C, Class I and Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Distributions (Unaudited)

A total of 0.59% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $70,462,441 of distributions paid during the period January 1, 2019 to April 30, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The fund had portfolio manager changes in September 2018 and November 2018. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity High Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods (ended June 30 for 2018 and December 31 for prior periods) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity High Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SPH-ANN-0619
1.703464.121

Fidelity® Short Duration High Income Fund Annual Report April 30, 2019 Includes Fidelity and Fidelity Advisor share classes

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2019	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 4.00% sales charge)	0.34%	1.87%	2.11%
Class M (incl. 4.00% sales charge)	0.34%	1.87%	2.12%
Class C (incl. contingent deferred sales charge)	2.74%	1.94%	2.11%
Fidelity® Short Duration High Income Fund	4.78%	2.96%	3.13%
Class I	4.78%	2.96%	3.13%
Class Z	4.93%	2.99%	3.16%

 A From November 5, 2013

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Short Duration High Income Fund, a class of the fund, on November 5, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofAML® 1-5 Year BB-B US Cash Pay High Yield Constrained Index performed over the same period.

Period Ending Values
$11,845	Fidelity® Short Duration High Income Fund
$12,636	ICE® BofAML® 1-5 Year BB-B US Cash Pay High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds gained 6.71% for the year ending April 30, 2019, as measured by the ICE BofAML® US High Yield Constrained Index. High yield began the year on a high note after enduring an historically volatile final quarter of 2018. With investors shedding conservatism and embracing risk assets, the index rose 8.90% year to date, its strongest opening four-month stretch since 2009. Notable drivers included upbeat company earnings/outlooks and signs the U.S. Federal Reserve may pause on interest rate hikes. The uptrend was in contrast to the fourth quarter of 2018, when rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from stocks and other risk assets as they were already gripped by uncertainty about global trade and the Fed picking up the pace of interest rate hikes. With its concentration in energy-related companies, the high-yield market was particularly hampered by a significant decline in oil prices during the fourth quarter. For the full year, higher-quality bonds made the strongest advances, averaging roughly 7% for the core BB- and B-rated credit tiers, while the lower-quality “CCC and below” rung gained only 3%. By industry, returns were resoundingly positive. The top performers were health care and cable/satellite TV (+10%), followed by super retail, food/drug retail and utilities (each +9%). In contrast, energy gained about 3%, while automotive & auto parts and transportation ex air/rail each rose roughly 4%.

Comments from Co-Portfolio Managers Kevin Nielsen and Matthew Bartlett:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained about 4% to 5%, lagging the 5.98% advance of the Fidelity Short Duration High Income Composite IndexTM. The fund’s core high-yield bond subportfolio modestly trailed the Composite index and therefore detracted from the fund’s relative result the past 12 months. Picks among four sectors detracted the most and in roughly equal measure: diversified financial services, energy, entertainment/film and utilities. In contrast, it helped that the fund didn’t hold a number of poor-performing index components, including Rite Aid, Dean Foods and KCA Deutag, and was underweight laggard Frontier Communications. Among the fund’s top-contributing holdings, its overweighting in Navios Maritime Group and C&S Group proved beneficial. A non-index allocation to floating-rate bank notes – representing about 16% of assets, on average – finished behind the Composite index to detract from relative performance. The investment-grade bond subportfolio also finished short of the Composite index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  After more than two decades at Fidelity, Matt Conti retired on December 31, 2018. Kevin Nielsen and Matthew Bartlett continue to serve as Co-Managers of the fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2019

(by issuer, excluding cash equivalents)	% of fund's net assets
CCO Holdings LLC/CCO Holdings Capital Corp.	3.2
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	3.2
TransDigm, Inc.	2.9
Bombardier, Inc.	2.3
Tenet Healthcare Corp.	1.9
13.5

Top Five Market Sectors as of April 30, 2019

% of fund's net assets
Energy	13.8
Cable/Satellite TV	7.3
Utilities	7.2
Diversified Financial Services	6.9
Healthcare	6.9

Quality Diversification (% of fund's net assets)

As of April 30, 2019
U.S. Government and U.S. Government Agency Obligations	0.3%
AAA,AA,A	1.5%
BBB	11.1%
BB	31.9%
B	38.1%
CCC,CC,C	8.5%
Not Rated	0.9%
Short-Term Investments and Net Other Assets	7.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2019 *
Nonconvertible Bonds	75.4%
Convertible Bonds, Preferred Stocks	0.5%
U.S. Government and U.S. Government Agency Obligations	0.3%
Bank Loan Obligations	14.6%
Other Investments	1.5%
Short-Term Investments and Net Other Assets (Liabilities)	7.7%

 * Foreign investments - 22.7%

Schedule of Investments April 30, 2019

Showing Percentage of Net Assets

Corporate Bonds - 75.9%
	Principal Amount	Value
Convertible Bonds - 0.5%
Broadcasting - 0.2%
DISH Network Corp. 2.375% 3/15/24	$260,000	$225,994
Utilities - 0.3%
SolarCity Corp. 1.625% 11/1/19	360,000	349,302

TOTAL CONVERTIBLE BONDS		575,296

Nonconvertible Bonds - 75.4%
Aerospace - 4.3%
Bombardier, Inc.:
6.125% 1/15/23 (a)	2,530,000	2,526,838
7.5% 12/1/24 (a)	105,000	106,838
TransDigm, Inc.:
6% 7/15/22	1,810,000	1,834,888
6.25% 3/15/26 (a)	215,000	223,869
United Technologies Corp. 3.65% 8/16/23	250,000	256,117
		4,948,550
Air Transportation - 0.7%
American Airlines Group, Inc. 5.5% 10/1/19 (a)	485,000	487,425
United Continental Holdings, Inc. 4.25% 10/1/22	345,000	348,019
		835,444
Automotive & Auto Parts - 0.3%
Daimler Finance North America LLC 3.65% 2/22/24 (a)	200,000	204,634
General Motors Financial Co., Inc. 2.35% 10/4/19	100,000	99,816
		304,450
Banks & Thrifts - 2.2%
Bank of America Corp. 2.625% 4/19/21	250,000	249,481
Citigroup, Inc. 2.9% 12/8/21	200,000	200,144
Credit Suisse Group Funding Guernsey Ltd. 3.45% 4/16/21	250,000	252,518
Deutsche Bank AG 2.7% 7/13/20	250,000	247,607
Goldman Sachs Group, Inc. 2.876% 10/31/22 (b)	350,000	347,808
Intesa Sanpaolo SpA 3.375% 1/12/23 (a)	200,000	196,575
JPMorgan Chase & Co. 3.25% 9/23/22	200,000	202,463
Santander Holdings U.S.A., Inc. 3.4% 1/18/23	200,000	200,136
SunTrust Banks, Inc. 2.7% 1/27/22	200,000	199,208
Synchrony Bank 3% 6/15/22	250,000	248,243
Synovus Financial Corp. 3.125% 11/1/22	17,000	16,788
UniCredit SpA 3.75% 4/12/22 (a)	200,000	200,056
		2,561,027
Broadcasting - 1.1%
LIN Television Corp. 5.875% 11/15/22	300,000	306,750
Sirius XM Radio, Inc. 3.875% 8/1/22 (a)	985,000	983,769
		1,290,519
Building Materials - 0.0%
Mississippi Power Co. 3 month U.S. LIBOR + 0.650% 3.2588% 3/27/20 (b)(c)	6,000	5,995
Cable/Satellite TV - 6.6%
Altice SA 7.75% 5/15/22 (a)	905,000	921,969
Cablevision Systems Corp. 5.875% 9/15/22	640,000	665,600
CCO Holdings LLC/CCO Holdings Capital Corp.:
4% 3/1/23 (a)	1,115,000	1,117,788
5.125% 2/15/23	1,800,000	1,827,000
5.125% 5/1/23 (a)	720,000	738,000
CSC Holdings LLC 5.375% 7/15/23 (a)	750,000	766,875
DISH DBS Corp.:
5.125% 5/1/20	45,000	45,281
5.875% 7/15/22	1,260,000	1,229,382
5.875% 11/15/24	155,000	133,688
6.75% 6/1/21	180,000	185,614
		7,631,197
Capital Goods - 0.2%
Roper Technologies, Inc. 2.8% 12/15/21	213,000	212,447
Chemicals - 2.3%
CF Industries Holdings, Inc.:
3.4% 12/1/21 (a)	60,000	60,318
3.45% 6/1/23	805,000	787,894
OCI NV 6.625% 4/15/23 (a)	565,000	588,448
The Chemours Co. LLC 6.625% 5/15/23	500,000	517,975
The Mosaic Co. 3.25% 11/15/22	150,000	150,429
TPC Group, Inc. 8.75% 12/15/20 (a)	525,000	519,094
		2,624,158
Consumer Products - 0.2%
Coty, Inc. 6.5% 4/15/26 (a)	195,000	192,319
Containers - 3.3%
Ard Securities Finance SARL 8.75% 1/31/23 pay-in-kind (a)(b)	27,285	26,910
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.25% 9/15/22 (a)	700,000	702,625
4.625% 5/15/23 (a)	400,000	403,776
Ball Corp.:
4% 11/15/23	300,000	302,625
5% 3/15/22	300,000	312,000
Berry Global, Inc. 5.125% 7/15/23	500,000	507,500
OI European Group BV 4% 3/15/23 (a)	250,000	246,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
3 month U.S. LIBOR + 3.500% 6.0968% 7/15/21 (a)(b)(c)	310,000	311,163
5.125% 7/15/23 (a)	1,000,000	1,014,510
		3,827,359
Diversified Financial Services - 6.9%
Aircastle Ltd. 4.125% 5/1/24	80,000	80,205
Financial & Risk U.S. Holdings, Inc. 6.25% 5/15/26 (a)	170,000	174,463
FLY Leasing Ltd.:
5.25% 10/15/24	790,000	768,275
6.375% 10/15/21	250,000	253,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	770,000	777,700
6.25% 2/1/22	2,805,000	2,889,912
ILFC E-Capital Trust I 3 month U.S. LIBOR + 1.550% 4.57% 12/21/65 (a)(b)(c)	605,000	453,187
ILFC E-Capital Trust II 3 month U.S. LIBOR + 1.800% 4.85% 12/21/65 (a)(b)(c)	175,000	134,750
Moody's Corp. 5.5% 9/1/20	200,000	207,176
Morgan Stanley 2.5% 4/21/21	250,000	248,661
Navient Corp. 7.25% 1/25/22	500,000	535,625
Park Aerospace Holdings Ltd.:
4.5% 3/15/23 (a)	251,000	253,741
5.25% 8/15/22 (a)	105,000	109,305
5.5% 2/15/24 (a)	1,000,000	1,054,100
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (a)	45,000	47,428
		7,988,278
Diversified Media - 1.0%
Clear Channel Worldwide Holdings, Inc. 9.25% 2/15/24 (a)	125,000	134,531
MDC Partners, Inc. 6.5% 5/1/24 (a)	180,000	152,100
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (a)	815,000	810,974
		1,097,605
Energy - 12.7%
Anadarko Petroleum Corp. 4.85% 3/15/21	200,000	206,491
Boardwalk Pipelines LP 3.375% 2/1/23	150,000	147,835
California Resources Corp. 8% 12/15/22 (a)	655,000	500,256
Cenovus Energy, Inc. 3% 8/15/22	250,000	246,652
Cheniere Corpus Christi Holdings LLC 7% 6/30/24	350,000	392,438
Citgo Petroleum Corp. 6.25% 8/15/22 (a)	250,000	249,375
Consolidated Energy Finance SA 3 month U.S. LIBOR + 3.750% 6.3609% 6/15/22 (a)(b)(c)	525,000	522,392
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.25% 4/1/23	500,000	512,500
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	1,085,000	1,102,631
Denbury Resources, Inc.:
4.625% 7/15/23	10,000	6,825
5.5% 5/1/22	110,000	83,325
6.375% 8/15/21	35,000	29,050
7.5% 2/15/24 (a)	80,000	73,600
9.25% 3/31/22 (a)	130,000	131,625
Energy Transfer Partners LP:
4.25% 3/15/23	475,000	487,414
7.5% 10/15/20	105,000	111,684
Ensco PLC:
4.5% 10/1/24	205,000	166,050
8% 1/31/24	1,132,000	1,061,250
EP Energy LLC/Everest Acquisition Finance, Inc. 8% 11/29/24 (a)	320,000	217,600
EQT Corp. 2.5% 10/1/20	9,000	8,919
Exterran Partners LP/EXLP Finance Corp. 6% 10/1/22	1,300,000	1,309,750
Forum Energy Technologies, Inc. 6.25% 10/1/21	30,000	28,200
FTS International, Inc. 6.25% 5/1/22	265,000	260,363
MPLX LP 3.375% 3/15/23	13,000	13,089
NextEra Energy Partners LP 4.25% 9/15/24 (a)	155,000	155,504
Nine Energy Service, Inc. 8.75% 11/1/23 (a)	445,000	459,463
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	150,000	153,360
Plains All American Pipeline LP/PAA Finance Corp.:
2.6% 12/15/19	100,000	99,761
3.65% 6/1/22	18,000	18,174
3.85% 10/15/23	75,000	75,958
Precision Drilling Corp.:
6.5% 12/15/21	187,207	187,675
7.75% 12/15/23	235,000	244,400
Range Resources Corp. 5% 8/15/22	840,000	831,075
Sanchez Energy Corp. 7.25% 2/15/23 (a)	150,000	126,375
SESI LLC 7.75% 9/15/24	250,000	184,375
Southwestern Energy Co. 4.1% 3/15/22	300,000	294,000
Summit Midstream Holdings LLC 5.5% 8/15/22	90,000	88,875
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25% 11/15/23	625,000	626,563
5.25% 5/1/23	800,000	810,000
TerraForm Power Operating LLC 4.25% 1/31/23 (a)	350,000	346,063
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.5% 10/15/19	755,000	761,553
6.25% 10/15/22	135,000	138,881
TransCanada PipeLines Ltd. 2.5% 8/1/22	9,000	8,887
W&T Offshore, Inc. 9.75% 11/1/23 (a)	250,000	254,375
Weatherford International Ltd. 9.875% 2/15/24	500,000	350,000
Weatherford International, Inc. 9.875% 3/1/25	500,000	350,000
Whiting Petroleum Corp. 5.75% 3/15/21	165,000	169,076
		14,603,707
Entertainment/Film - 0.3%
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (a)(b)	341,048	170,524
The Walt Disney Co. 4.5% 2/15/21 (a)	200,000	206,547
		377,071
Environmental - 1.5%
Clean Harbors, Inc. 5.125% 6/1/21	500,000	500,625
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	750,000	730,313
Tervita Escrow Corp. 7.625% 12/1/21 (a)	535,000	541,688
		1,772,626
Food & Drug Retail - 0.2%
CVS Health Corp.:
3.35% 3/9/21	16,000	16,115
3.7% 3/9/23	176,000	178,383
		194,498
Food/Beverage/Tobacco - 2.7%
Altria Group, Inc. 3.49% 2/14/22	8,000	8,107
Anheuser-Busch InBev Worldwide, Inc. 3.5% 1/12/24	250,000	254,881
BAT Capital Corp. 2.764% 8/15/22	250,000	246,540
C&S Group Enterprises LLC 5.375% 7/15/22 (a)	925,000	922,688
ESAL GmbH 6.25% 2/5/23 (a)	750,000	761,250
General Mills, Inc. 3.2% 4/16/21	4,000	4,030
Imperial Tobacco Finance PLC 2.95% 7/21/20 (a)	200,000	199,527
JBS Investments GmbH 7.25% 4/3/24 (a)	250,000	259,025
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 5.875% 7/15/24 (a)	35,000	36,006
Vector Group Ltd. 6.125% 2/1/25 (a)	500,000	448,750
		3,140,804
Gaming - 2.7%
Golden Entertainment, Inc. 7.625% 4/15/26 (a)	500,000	501,250
MGM Mirage, Inc. 6% 3/15/23	1,000,000	1,067,500
Scientific Games Corp.:
5% 10/15/25 (a)	115,000	114,425
6.625% 5/15/21	935,000	944,350
10% 12/1/22	24,000	25,260
Wynn Macau Ltd. 4.875% 10/1/24 (a)	500,000	491,843
		3,144,628
Healthcare - 6.3%
AbbVie, Inc. 3.375% 11/14/21	200,000	202,212
Becton, Dickinson & Co. 2.894% 6/6/22	200,000	199,492
Cigna Corp.:
3.4% 9/17/21 (a)	18,000	18,198
3.75% 7/15/23 (a)	9,000	9,164
Community Health Systems, Inc. 6.25% 3/31/23	585,000	569,644
Elanco Animal Health, Inc. 3.912% 8/27/21 (a)	2,000	2,034
Encompass Health Corp. 5.125% 3/15/23	255,000	257,869
Forest Laboratories, Inc. 5% 12/15/21 (a)	200,000	208,360
HCA Holdings, Inc.:
4.75% 5/1/23	300,000	313,483
5% 3/15/24	300,000	317,621
6.25% 2/15/21	800,000	839,000
Humana, Inc. 2.5% 12/15/20	10,000	9,936
Mylan NV 3.15% 6/15/21	200,000	200,002
Ortho-Clinical Diagnostics, Inc. 6.625% 5/15/22 (a)	485,000	476,513
Sabra Health Care LP/Sabra Capital Corp. 5.375% 6/1/23	60,000	60,975
Shire Acquisitions Investments Ireland DAC 2.4% 9/23/21	200,000	197,649
Tenet Healthcare Corp.:
4.375% 10/1/21	1,365,000	1,380,356
4.75% 6/1/20	200,000	202,250
6.75% 6/15/23	165,000	168,300
8.125% 4/1/22	485,000	517,476
Teva Pharmaceutical Finance Netherlands III BV 2.2% 7/21/21	250,000	240,229
Valeant Pharmaceuticals International, Inc.:
5.875% 5/15/23 (a)	409,000	412,149
6.5% 3/15/22 (a)	385,000	398,475
Vizient, Inc. 6.25% 5/15/27 (a)(d)	20,000	20,700
		7,222,087
Homebuilders/Real Estate - 0.3%
D.R. Horton, Inc. 2.55% 12/1/20	14,000	13,943
DDR Corp. 4.625% 7/15/22	63,000	64,989
Healthcare Trust of America Holdings LP 2.95% 7/1/22	216,000	214,124
		293,056
Insurance - 0.5%
Acrisure LLC / Acrisure Finance, Inc. 8.125% 2/15/24 (a)	315,000	329,372
American International Group, Inc. 3.3% 3/1/21	200,000	201,371
		530,743
Leisure - 0.8%
Rivers Pittsburgh Borrower LP 6.125% 8/15/21 (a)	200,000	202,500
Studio City Co. Ltd.:
5.875% 11/30/19 (a)	200,000	201,500
7.25% 11/30/21 (a)	500,000	516,250
		920,250
Metals/Mining - 1.7%
First Quantum Minerals Ltd.:
6.5% 3/1/24 (a)	200,000	188,750
7% 2/15/21 (a)	43,000	43,779
7.25% 5/15/22 (a)	610,000	616,863
7.25% 4/1/23 (a)	675,000	668,588
FMG Resources (August 2006) Pty Ltd.:
4.75% 5/15/22 (a)	300,000	303,750
5.125% 3/15/23 (a)	90,000	92,025
		1,913,755
Paper - 0.2%
CommScope Finance LLC:
5.5% 3/1/24 (a)	100,000	104,313
6% 3/1/26 (a)	100,000	105,875
		210,188
Restaurants - 1.8%
Golden Nugget, Inc. 6.75% 10/15/24 (a)	800,000	818,000
Yum! Brands, Inc. 3.875% 11/1/23	1,225,000	1,218,875
		2,036,875
Services - 0.5%
Air Lease Corp.:
2.125% 1/15/20	200,000	198,987
3.5% 1/15/22	150,000	151,544
APX Group, Inc. 8.75% 12/1/20	155,000	152,675
Corrections Corp. of America 5% 10/15/22	25,000	25,000
		528,206
Super Retail - 0.7%
AutoZone, Inc. 2.5% 4/15/21	145,000	143,937
Staples, Inc.:
7.5% 4/15/26 (a)	500,000	500,938
10.75% 4/15/27 (a)	125,000	127,031
		771,906
Technology - 1.9%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 4.42% 6/15/21 (a)	200,000	204,846
Microchip Technology, Inc. 3.922% 6/1/21 (a)	200,000	202,896
NXP BV/NXP Funding LLC:
3.875% 9/1/22 (a)	415,000	422,362
4.125% 6/1/21 (a)	175,000	178,204
Sensata Technologies BV 4.875% 10/15/23 (a)	155,000	161,436
Symantec Corp. 4.2% 9/15/20	500,000	506,483
Uber Technologies, Inc. 7.5% 11/1/23 (a)	250,000	262,500
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.5% 2/1/23 (a)	300,000	291,000
		2,229,727
Telecommunications - 3.6%
Altice Financing SA 6.625% 2/15/23 (a)	500,000	512,500
AT&T, Inc. 2.8% 2/17/21	200,000	200,134
Cogent Communications Group, Inc. 5.375% 3/1/22 (a)	75,000	77,438
Equinix, Inc. 5.375% 4/1/23	580,000	592,151
Frontier Communications Corp.:
8% 4/1/27 (a)	130,000	134,388
10.5% 9/15/22	175,000	127,750
Intelsat Jackson Holdings SA 8.5% 10/15/24 (a)	200,000	198,000
Qwest Corp. 6.75% 12/1/21	100,000	106,778
SBA Communications Corp. 4% 10/1/22	500,000	502,500
SFR Group SA 6.25% 5/15/24 (a)	215,000	220,375
Sprint Communications, Inc. 6% 11/15/22	515,000	518,219
Sprint Corp. 7.875% 9/15/23	700,000	728,000
T-Mobile U.S.A., Inc. 4% 4/15/22	225,000	227,250
Verizon Communications, Inc. 5.15% 9/15/23	9,000	9,853
		4,155,336
Transportation Ex Air/Rail - 1.6%
Avolon Holdings Funding Ltd.:
5.125% 10/1/23(a)	580,000	602,753
5.25% 5/15/24 (a)	155,000	161,735
5.5% 1/15/23 (a)	165,000	172,767
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (a)	875,000	726,250
Navios Maritime Holdings, Inc. 7.375% 1/15/22 (a)	265,000	173,575
		1,837,080
Utilities - 6.3%
Calpine Corp. 6% 1/15/22 (a)	1,800,000	1,818,000
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	558,000	599,850
Dominion Resources, Inc. 4.104% 4/1/21	250,000	254,777
Dynegy, Inc. 5.875% 6/1/23	1,300,000	1,326,000
Exelon Corp. 3.497% 6/1/22 (b)	250,000	253,589
Global Partners LP/GLP Finance Corp. 6.25% 7/15/22	885,000	891,638
The AES Corp.:
4% 3/15/21	185,000	186,221
4.5% 3/15/23	120,000	121,938
4.875% 5/15/23	1,615,000	1,640,129
Williams Partners LP 5.25% 3/15/20	200,000	203,793
		7,295,935

TOTAL NONCONVERTIBLE BONDS		86,697,826

TOTAL CORPORATE BONDS
(Cost $87,480,453)		87,273,122

U.S. Treasury Obligations - 0.3%
U.S. Treasury Notes:
1.625% 10/31/23	$120,000	$116,672
2.125% 3/31/24	225,000	223,330
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $337,564)		340,002
	Shares	Value

Common Stocks - 0.0%
Energy - 0.0%
Forbes Energy Services Ltd. (e)
(Cost $301,607)	6,468	19,404
	Principal Amount	Value

Bank Loan Obligations - 14.6%
Aerospace - 1.1%
TransDigm, Inc.:
Tranche F, term loan 3 month U.S. LIBOR + 2.500% 4.9831% 6/9/23 (b)(c)	862,029	858,744
Tranche G, term loan 3 month U.S. LIBOR + 2.500% 4.9831% 8/22/24 (b)(c)	339,009	337,314

TOTAL AEROSPACE		1,196,058

Air Transportation - 0.0%
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.6024% 4/4/26 (b)(c)	22,762	22,857
Tranche B 2LN, term loan 3 month U.S. LIBOR + 4.000% 6.6024% 4/4/26 (b)(c)	12,238	12,289

TOTAL AIR TRANSPORTATION		35,146

Broadcasting - 0.0%
AppLovin Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.2331% 8/15/25 (b)(c)	20,000	20,025
Cable/Satellite TV - 0.7%
CSC Holdings LLC:
Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.9726% 1/25/26 (b)(c)	54,450	54,337
Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.7226% 1/15/26 (b)(c)	124,688	124,033
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.7374% 8/19/23 (b)(c)	487,575	478,345
Zayo Group LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.4831% 1/19/21 (b)(c)	142,100	142,160

TOTAL CABLE/SATELLITE TV		798,875

Capital Goods - 0.0%
Apergy Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 5.029% 5/9/25 (b)(c)	12,470	12,439
CPM Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.2331% 11/15/25 (b)(c)	19,950	19,900

TOTAL CAPITAL GOODS		32,339

Chemicals - 0.1%
Tronox Blocked Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.4986% 9/22/24 (b)(c)	20,898	20,938
Tronox Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.4831% 9/22/24 (b)(c)	45,134	45,219

TOTAL CHEMICALS		66,157

Consumer Products - 0.0%
Owens & Minor Distribution, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 7.0015% 4/30/25 (b)(c)	49,625	39,080
Containers - 0.5%
Berlin Packaging, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.5085% 11/7/25 (b)(c)	64,513	63,639
Charter Nex U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.2331% 5/16/24 (b)(c)	124,367	121,880
Crown Americas LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.482% 4/3/25 (b)(c)	16,099	16,191
Reynolds Group Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.2331% 2/5/23 (b)(c)	302,267	302,654

TOTAL CONTAINERS		504,364

Diversified Financial Services - 0.0%
Financial & Risk U.S. Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.2331% 10/1/25 (b)(c)	30,000	29,663
Energy - 0.9%
Arctic LNG Carriers Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.9834% 5/18/23 (b)(c)	210,393	204,082
BCP Raptor II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7.3651% 11/3/25 (b)(c)	100,000	96,719
BCP Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.8789% 6/22/24 (b)(c)	123,741	119,410
California Resources Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 12.8535% 12/31/21 (b)(c)	100,000	102,688
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7.2285% 12/31/22 (b)(c)	160,000	154,800
Consolidated Energy Finance SA Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.9726% 5/7/25 (b)(c)	124,063	122,202
Forbes Energy Services LLC Tranche B, term loan 14% 4/13/21 (b)(f)	72,125	72,666
Gavilan Resources LLC Tranche 2LN, term loan 3 month U.S. LIBOR + 6.000% 8.4766% 3/1/24 (b)(c)	100,000	74,325
GIP III Stetson I LP Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.7298% 7/18/25 (b)(c)	71,047	71,225
Natgasoline LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 6.125% 11/14/25 (b)(c)	39,900	40,050

TOTAL ENERGY		1,058,167

Food & Drug Retail - 0.4%
BI-LO LLC Tranche B, term loan 3 month U.S. LIBOR + 8.000% 10.6451% 5/31/24 (b)(c)	124,063	119,823
JBS U.S.A. Lux SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4/24/26 (c)(g)	85,000	85,106
JBS USA Lux SA Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.9798% 10/30/22 (b)(c)	106,979	106,968
JP Intermediate B LLC Tranche B, term loan 3 month U.S. LIBOR + 5.500% 8.0828% 11/20/25 (b)(c)	14,625	12,724
Tops Markets LLC 1LN, term loan 3 month U.S. LIBOR + 8.500% 11.125% 11/19/23 (b)(c)(f)	81,056	80,711

TOTAL FOOD & DRUG RETAIL		405,332

Food/Beverage/Tobacco - 0.3%
Chobani LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.9831% 10/7/23 (b)(c)	123,735	122,034
Post Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.49% 5/24/24 (b)(c)	200,179	200,179

TOTAL FOOD/BEVERAGE/TOBACCO		322,213

Gaming - 1.0%
CityCenter Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.7331% 4/18/24 (b)(c)	294,861	294,584
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.48% 10/20/24 (b)(c)	443,900	443,900
Scientific Games Corp. Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.750% 5.2331% 8/14/24 (b)(c)	158,078	157,595
Stars Group Holdings BV Tranche B, term loan 3 month U.S. LIBOR + 3.500% 6.101% 7/10/25 (b)(c)	120,566	121,064
Wynn Resorts Ltd. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.76% 10/30/24 (b)(c)	124,688	123,574

TOTAL GAMING		1,140,717

Healthcare - 0.6%
HCA Holdings, Inc. Tranche B 10LN, term loan 3 month U.S. LIBOR + 2.000% 4.4831% 3/13/25 (b)(c)	207,900	208,235
HLF Financing SARL LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.7331% 8/18/25 (b)(c)	159,200	159,996
Press Ganey Holdings, Inc. Tranche 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.2331% 10/21/23 (b)(c)	4,949	4,943
RegionalCare Hospital Partners Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.9874% 11/16/25 (b)(c)	149,625	150,240
Surgery Center Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.74% 8/31/24 (b)(c)	29,848	29,451
Valeant Pharmaceuticals International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.4735% 6/1/25 (b)(c)	27,750	27,860
VVC Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 7.197% 2/11/26 (b)(c)	125,000	125,573

TOTAL HEALTHCARE		706,298

Hotels - 0.0%
Marriott Ownership Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.7331% 8/31/25 (b)(c)	19,950	19,969
Insurance - 0.3%
Asurion LLC:
Tranche B 7LN, term loan 3 month U.S. LIBOR + 3.000% 5.4831% 11/3/24 (b)(c)	124,063	124,355
Tranche B, term loan 3 month U.S. LIBOR + 6.500% 8.9831% 8/4/25 (b)(c)	125,000	127,344
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.3363% 4/25/25 (b)(c)	124,312	122,944

TOTAL INSURANCE		374,643

Leisure - 0.1%
Delta 2 SARL Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.9831% 2/1/24 (b)(c)	125,000	123,021
Paper - 0.1%
Flex Acquisition Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.8761% 6/29/25 (b)(c)	124,063	121,944
Publishing/Printing - 0.1%
Springer Science+Business Media Deutschland GmbH Tranche B 13LN, term loan 3 month U.S. LIBOR + 3.500% 5.9831% 8/24/22 (b)(c)	142,582	142,582
Services - 0.8%
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.851% 6/13/25 (b)(c)	20,000	19,908
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 6.101% 6/13/24 (b)(c)	79,564	78,834
Aramark Services, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 4.2331% 3/11/25 (b)(c)	125,909	125,595
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.8233% 6/21/24 (b)(c)	486,338	476,611
Frontdoor, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 5% 8/16/25 (b)(c)	14,925	14,897
KUEHG Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.351% 2/21/25(b)(c)	125,000	124,961
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.4831% 2/27/25 (b)(c)	99,000	97,515

TOTAL SERVICES		938,321

Super Retail - 1.3%
Bass Pro Shops LLC. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.4831% 9/25/24 (b)(c)	1,492,424	1,488,693
Technology - 2.8%
Anastasia Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.2331% 8/10/25 (b)(c)	44,775	40,969
Boxer Parent Co., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.851% 10/2/25 (b)(c)	125,000	124,179
Bracket Intermediate Holding Corp. 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.7271% 9/5/25 (b)(c)	24,875	24,751
Digicert Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 8.000% 10.4831% 10/31/25 (b)(c)	100,000	99,375
Dynatrace LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.7331% 8/23/25 (b)(c)	29,850	29,925
Epicor Software Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.74% 6/1/22 (b)(c)	296,746	296,639
Go Daddy Operating Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.4831% 2/15/24 (b)(c)	530,340	531,003
Hyland Software, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 9.4831% 7/7/25 (b)(c)	5,000	5,029
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.9831% 7/1/24 (b)(c)	4,975	4,995
Kronos, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.7363% 11/1/23 (b)(c)	384,336	384,616
MA FinanceCo. LLC Tranche B 3LN, term loan:
3 month U.S. LIBOR + 2.500% 4.9831% 6/21/24 (b)(c)	83,490	83,177
3 month U.S. LIBOR + 2.500% 4.9831% 6/21/24 (b)(c)	12,363	12,317
Microchip Technology, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.49% 5/29/25 (b)(c)	30,162	30,096
Renaissance Holding Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.7331% 5/31/25 (b)(c)	34,738	34,069
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 9.4831% 5/31/26 (b)(c)	15,000	14,194
Solera LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.2331% 3/3/23 (b)(c)	103,664	103,738
SS&C Technologies, Inc.:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.250% 4.7331% 4/16/25 (b)(c)	58,162	58,170
Tranche B 4LN, term loan 3 month U.S. LIBOR + 2.250% 4.7331% 4/16/25 (b)(c)	41,576	41,582
Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.250% 4.7331% 4/16/25 (b)(c)	69,644	69,636
Syniverse Holdings, Inc.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 9.000% 11.4726% 3/11/24 (b)(c)	150,000	113,016
Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.4726% 3/9/23 (b)(c)	345,256	328,166
Uber Technologies, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.500% 5.9874% 7/13/23 (b)(c)	438,750	438,294
3 month U.S. LIBOR + 4.000% 6.484% 4/4/25 (b)(c)	124,373	124,814
Verscend Holding Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.9831% 8/27/25 (b)(c)	59,700	59,999
Vertafore, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.7331% 7/2/25 (b)(c)	74,813	74,119
VFH Parent LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 6.1261% 3/1/26 (b)(c)	65,000	65,309
Web.com Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.234% 10/11/25 (b)(c)	31,804	31,619

TOTAL TECHNOLOGY		3,223,796

Telecommunications - 2.8%
Altice Financing SA Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.2226% 7/15/25 (b)(c)	147,000	141,698
Frontier Communications Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.24% 6/15/24 (b)(c)	274,811	267,940
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.23% 5/31/25 (b)(c)	24,813	23,995
Intelsat Jackson Holdings SA:
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.2285% 11/27/23 (b)(c)	125,000	124,781
Tranche B-5, term loan 6.625% 1/2/24	500,000	503,335
Level 3 Financing, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.7331% 2/22/24 (b)(c)	335,000	335,084
Radiate Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.4831% 2/1/24 (b)(c)	367,500	366,188
Sable International Finance Ltd. Tranche B 4LN, term loan 3 month U.S. LIBOR + 3.250% 5.7331% 2/2/26 (b)(c)	244,907	245,796
Securus Technologies, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 6.9831% 11/1/24 (b)(c)	240,072	236,070
3 month U.S. LIBOR + 8.250% 10.7331% 11/1/25 (b)(c)	165,000	160,215
SFR Group SA:
Tranche B 11LN, term loan 3 month U.S. LIBOR + 2.750% 5.2331% 7/31/25 (b)(c)	445,900	430,017
Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.688% 6.1601% 1/31/26 (b)(c)	300,425	292,314
Windstream Services LLC 1LN, term loan 3 month U.S. LIBOR + 2.500% 2/26/21 (c)(g)	125,000	125,000

TOTAL TELECOMMUNICATIONS		3,252,433

Transportation Ex Air/Rail - 0.1%
International Seaways Operating Corp. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 8.49% 6/22/22 (b)(c)	48,553	48,796
Utilities - 0.6%
Brookfield WEC Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 6.750% 9.2331% 8/1/26 (b)(c)	10,000	10,138
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.9831% 8/1/25 (b)(c)	124,688	125,370
Houston Fuel Oil Terminal Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.24% 6/26/25 (b)(c)	84,363	84,152
The AES Corp. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.3789% 5/31/22 (b)(c)	253,451	253,451
Vertiv Group Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.6289% 11/30/23 (b)(c)	125,000	119,375
Vistra Operations Co. LLC Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.000% 4.4763% 12/31/25 (b)(c)	124,063	124,007

TOTAL UTILITIES		716,493

TOTAL BANK LOAN OBLIGATIONS
(Cost $16,966,826)		16,805,125

Bank Notes - 0.2%
Compass Bank 2.875% 6/29/22
(Cost $249,752)	250,000	248,926

Preferred Securities - 1.3%
Banks & Thrifts - 1.1%
Bank of America Corp. 5.2% (b)(h)	$300,000	$312,087
Citigroup, Inc.:
5.95% (b)(h)	100,000	107,495
5.95% (b)(h)	10,000	10,323
Royal Bank of Scotland Group PLC 7.5% (b)(h)	800,000	828,273

TOTAL BANKS & THRIFTS		1,258,178

Energy - 0.2%
Energy Transfer Partners LP 6.25% (b)(h)	265,000	255,598
TOTAL PREFERRED SECURITIES
(Cost $1,461,006)		1,513,776
	Shares	Value

Money Market Funds - 7.9%
Fidelity Cash Central Fund, 2.49% (i)
(Cost $9,112,697)	9,110,991	9,112,814
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $115,909,905)		115,313,169
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(270,872)
NET ASSETS - 100%		$115,042,297

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $37,171,244 or 32.3% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Non-income producing

 (f) Level 3 security

 (g) The coupon rate will be determined upon settlement of the loan after period end.

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$119,589
Total	$119,589

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$19,404	$19,404	$--	$--
Corporate Bonds	87,273,122	--	87,273,122	--
U.S. Government and Government Agency Obligations	340,002	--	340,002	--
Bank Loan Obligations	16,805,125	--	16,651,748	153,377
Bank Notes	248,926	--	248,926	--
Preferred Securities	1,513,776	--	1,513,776	--
Money Market Funds	9,112,814	9,112,814	--	--
Total Investments in Securities:	$115,313,169	$9,132,218	$106,027,574	$153,377

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	77.3%
Canada	5.6%
Luxembourg	2.9%
Cayman Islands	2.6%
Netherlands	2.5%
United Kingdom	1.9%
Bermuda	1.3%
Ireland	1.1%
Others (Individually Less Than 1%)	4.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $106,797,208)	$106,200,355
Fidelity Central Funds (cost $9,112,697)	9,112,814
Total Investment in Securities (cost $115,909,905)		$115,313,169
Cash		7,534
Receivable for investments sold		5,100
Receivable for fund shares sold		824,645
Interest receivable		1,398,210
Distributions receivable from Fidelity Central Funds		13,767
Prepaid expenses		52
Receivable from investment adviser for expense reductions		6,387
Total assets		117,568,864
Liabilities
Payable for investments purchased
Regular delivery	$1,913,063
Delayed delivery	20,000
Payable for fund shares redeemed	401,014
Distributions payable	61,720
Accrued management fee	51,366
Distribution and service plan fees payable	7,457
Other affiliated payables	15,232
Other payables and accrued expenses	56,715
Total liabilities		2,526,567
Net Assets		$115,042,297
Net Assets consist of:
Paid in capital		$119,610,993
Total distributable earnings (loss)		(4,568,696)
Net Assets		$115,042,297
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($15,050,349 ÷ 1,593,844 shares)		$9.44
Maximum offering price per share (100/96.00 of $9.44)		$9.83
Class M:
Net Asset Value and redemption price per share ($2,536,813 ÷ 268,674 shares)		$9.44
Maximum offering price per share (100/96.00 of $9.44)		$9.83
Class C:
Net Asset Value and offering price per share ($4,541,308 ÷ 480,875 shares)(a)		$9.44
Short Duration High Income:
Net Asset Value, offering price and redemption price per share ($88,428,944 ÷ 9,364,281 shares)		$9.44
Class I:
Net Asset Value, offering price and redemption price per share ($4,060,074 ÷ 429,935 shares)		$9.44
Class Z:
Net Asset Value, offering price and redemption price per share ($424,809 ÷ 44,969 shares)		$9.45

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2019
Investment Income
Dividends		$90,907
Interest		5,965,760
Income from Fidelity Central Funds		119,589
Total income		6,176,256
Expenses
Management fee	$633,505
Transfer agent fees	133,893
Distribution and service plan fees	88,335
Accounting fees and expenses	47,360
Custodian fees and expenses	10,606
Independent trustees' fees and expenses	657
Registration fees	94,714
Audit	73,410
Legal	175
Miscellaneous	744
Total expenses before reductions	1,083,399
Expense reductions	(82,174)
Total expenses after reductions		1,001,225
Net investment income (loss)		5,175,031
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(210,288)
Fidelity Central Funds	16
Total net realized gain (loss)		(210,272)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	158,070
Fidelity Central Funds	(10)
Total change in net unrealized appreciation (depreciation)		158,060
Net gain (loss)		(52,212)
Net increase (decrease) in net assets resulting from operations		$5,122,819

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2019	Year ended April 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,175,031	$4,799,847
Net realized gain (loss)	(210,272)	(10,805)
Change in net unrealized appreciation (depreciation)	158,060	(1,948,198)
Net increase (decrease) in net assets resulting from operations	5,122,819	2,840,844
Distributions to shareholders	(5,003,921)	–
Distributions to shareholders from net investment income	–	(4,712,243)
Total distributions	(5,003,921)	(4,712,243)
Share transactions - net increase (decrease)	7,008,413	13,613,515
Redemption fees	–	11,820
Total increase (decrease) in net assets	7,127,311	11,753,936
Net Assets
Beginning of period	107,914,986	96,161,050
End of period	$115,042,297	$107,914,986
Other Information
Undistributed net investment income end of period		$360,273

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Short Duration High Income Fund Class A

Years ended April 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.42	$9.57	$9.14	$9.86	$10.10
Income from Investment Operations
Net investment income (loss)A	.409	.381	.395	.429	.358
Net realized and unrealized gain (loss)	.004B	(.159)	.397	(.737)	(.246)
Total from investment operations	.413	.222	.792	(.308)	.112
Distributions from net investment income	(.393)	(.373)	(.365)	(.413)	(.358)
Distributions from net realized gain	–	–	–	(.002)	–
Total distributions	(.393)	(.373)	(.365)	(.415)	(.358)
Redemption fees added to paid in capitalA	–	.001	.003	.003	.006
Net asset value, end of period	$9.44	$9.42	$9.57	$9.14	$9.86
Total ReturnC,D	4.52%	2.36%	8.84%	(3.06)%	1.22%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.15%	1.16%	1.22%	1.24%	1.29%
Expenses net of fee waivers, if any	1.05%	1.05%	1.05%	1.05%	1.05%
Expenses net of all reductions	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income (loss)	4.37%	4.00%	4.21%	4.65%	3.63%
Supplemental Data
Net assets, end of period (000 omitted)	$15,050	$12,351	$9,304	$6,823	$4,398
Portfolio turnover rateG	33%	65%	105%	56%	84%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund Class M

Years ended April 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.42	$9.57	$9.14	$9.86	$10.10
Income from Investment Operations
Net investment income (loss)A	.408	.382	.395	.433	.360
Net realized and unrealized gain (loss)	.005B	(.160)	.397	(.741)	(.247)
Total from investment operations	.413	.222	.792	(.308)	.113
Distributions from net investment income	(.393)	(.373)	(.365)	(.413)	(.359)
Distributions from net realized gain	–	–	–	(.002)	–
Total distributions	(.393)	(.373)	(.365)	(.415)	(.359)
Redemption fees added to paid in capitalA	–	.001	.003	.003	.006
Net asset value, end of period	$9.44	$9.42	$9.57	$9.14	$9.86
Total ReturnC,D	4.52%	2.36%	8.84%	(3.06)%	1.23%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.16%	1.16%	1.22%	1.25%	1.31%
Expenses net of fee waivers, if any	1.05%	1.05%	1.05%	1.05%	1.05%
Expenses net of all reductions	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income (loss)	4.37%	4.00%	4.21%	4.65%	3.63%
Supplemental Data
Net assets, end of period (000 omitted)	$2,537	$2,081	$2,703	$2,426	$2,930
Portfolio turnover rateG	33%	65%	105%	56%	84%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund Class C

Years ended April 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.42	$9.57	$9.15	$9.86	$10.10
Income from Investment Operations
Net investment income (loss)A	.338	.310	.325	.360	.285
Net realized and unrealized gain (loss)	.005B	(.159)	.386	(.728)	(.247)
Total from investment operations	.343	.151	.711	(.368)	.038
Distributions from net investment income	(.323)	(.302)	(.294)	(.343)	(.284)
Distributions from net realized gain	–	–	–	(.002)	–
Total distributions	(.323)	(.302)	(.294)	(.345)	(.284)
Redemption fees added to paid in capitalA	–	.001	.003	.003	.006
Net asset value, end of period	$9.44	$9.42	$9.57	$9.15	$9.86
Total ReturnC,D	3.74%	1.59%	7.92%	(3.68)%	.47%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.92%	1.93%	2.00%	2.00%	2.08%
Expenses net of fee waivers, if any	1.80%	1.80%	1.80%	1.80%	1.80%
Expenses net of all reductions	1.80%	1.80%	1.80%	1.80%	1.80%
Net investment income (loss)	3.61%	3.25%	3.46%	3.90%	2.88%
Supplemental Data
Net assets, end of period (000 omitted)	$4,541	$5,146	$5,387	$3,827	$3,465
Portfolio turnover rateG	33%	65%	105%	56%	84%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund

Years ended April 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.42	$9.57	$9.15	$9.86	$10.10
Income from Investment Operations
Net investment income (loss)A	.431	.405	.420	.455	.385
Net realized and unrealized gain (loss)	.006B	(.159)	.385	(.730)	(.248)
Total from investment operations	.437	.246	.805	(.275)	.137
Distributions from net investment income	(.417)	(.397)	(.388)	(.436)	(.383)
Distributions from net realized gain	–	–	–	(.002)	–
Total distributions	(.417)	(.397)	(.388)	(.438)	(.383)
Redemption fees added to paid in capitalA	–	.001	.003	.003	.006
Net asset value, end of period	$9.44	$9.42	$9.57	$9.15	$9.86
Total ReturnC	4.78%	2.61%	9.00%	(2.71)%	1.48%
Ratios to Average Net AssetsD,E
Expenses before reductions	.86%	.86%	.93%	.96%	1.00%
Expenses net of fee waivers, if any	.80%	.80%	.80%	.80%	.80%
Expenses net of all reductions	.80%	.80%	.80%	.80%	.80%
Net investment income (loss)	4.61%	4.25%	4.46%	4.90%	3.88%
Supplemental Data
Net assets, end of period (000 omitted)	$88,429	$83,652	$68,646	$47,531	$45,109
Portfolio turnover rateF	33%	65%	105%	56%	84%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund Class I

Years ended April 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$9.42	$9.57	$9.15	$9.86	$10.10
Income from Investment Operations
Net investment income (loss)A	.430	.406	.420	.460	.383
Net realized and unrealized gain (loss)	.007B	(.160)	.385	(.735)	(.246)
Total from investment operations	.437	.246	.805	(.275)	.137
Distributions from net investment income	(.417)	(.397)	(.388)	(.436)	(.383)
Distributions from net realized gain	–	–	–	(.002)	–
Total distributions	(.417)	(.397)	(.388)	(.438)	(.383)
Redemption fees added to paid in capitalA	–	.001	.003	.003	.006
Net asset value, end of period	$9.44	$9.42	$9.57	$9.15	$9.86
Total ReturnC	4.78%	2.61%	8.99%	(2.71)%	1.48%
Ratios to Average Net AssetsD,E
Expenses before reductions	.89%	.91%	.96%	.99%	1.04%
Expenses net of fee waivers, if any	.80%	.80%	.80%	.80%	.80%
Expenses net of all reductions	.80%	.80%	.80%	.80%	.80%
Net investment income (loss)	4.60%	4.25%	4.46%	4.90%	3.88%
Supplemental Data
Net assets, end of period (000 omitted)	$4,060	$4,686	$10,122	$2,856	$5,932
Portfolio turnover rateF	33%	65%	105%	56%	84%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund Class Z

Year ended April 30,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$9.46
Income from Investment Operations
Net investment income (loss)B	.261
Net realized and unrealized gain (loss)	(.016)
Total from investment operations	.245
Distributions from net investment income	(.255)
Distributions from net realized gain	–
Total distributions	(.255)
Net asset value, end of period	$9.45
Total ReturnC,D	2.67%
Ratios to Average Net AssetsE,F
Expenses before reductions	.82%G
Expenses net of fee waivers, if any	.71%G
Expenses net of all reductions	.71%G
Net investment income (loss)	4.86%G
Supplemental Data
Net assets, end of period (000 omitted)	$425
Portfolio turnover rateH	33%

 A For the period October 2, 2018 (commencement of sale of shares) to April 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2019

1. Organization.

Fidelity Short Duration High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Short Term Duration High Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, bank loan obligations, preferred securities and U.S. government and government agency obligations, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes on an unconsolidated basis were as follows:

Gross unrealized appreciation	$1,409,067
Gross unrealized depreciation	(1,570,207)
Net unrealized appreciation (depreciation)	$(161,140)
Tax Cost	$115,474,309

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$54,408
Capital loss carryforward	$(4,461,963)
Net unrealized appreciation (depreciation) on securities and other investments	$(161,140)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
No expiration
Short-term	$(2,701,192)
Long-term	(1,760,771)
Total capital loss carryforward	$(4,461,963)

The tax character of distributions paid was as follows:

	April 30, 2019	April 30, 2018
Ordinary Income	$5,003,921	$ 4,712,243

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $39,350,435 and $35,217,080, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$33,776	$2,077
Class M	-%	.25%	5,499	–
Class C	.75%	.25%	49,060	5,996
			$88,335	$8,073

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,748
Class M	198
Class C(a)	442
$3,388

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$20,073.15
Class M	3,478.16
Class C	8,421.17
Short Duration High Income	96,206.11
Class I	5,643.13
Class Z	72	.05(a)
	$133,893

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .04%.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $310 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through August 31, 2020. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.05%	$11,560
Class M	1.05%	2,094
Class C	1.80%	5,240
Short Duration High Income	.80%	42,992
Class I	.80%	3,025
Class Z	.71%	93
		$65,004

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $31 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $355.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $646 and a portion of class-level operating expenses as follows:

Amount
Class A	$1,991
Class M	307
Class C	711
Short Duration High Income	12,490
Class I	584
Class Z	55
$16,138

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2019(a)	Year ended April 30, 2018
Distributions to shareholders
Class A	$570,580	$–
Class M	92,728	–
Class C	169,779	–
Short Duration High Income	3,978,011	–
Class I	186,125	–
Class Z	6,698	–
Total	$5,003,921	$ -
From net investment income
Class A	$–	$445,242
Class M	–	93,305
Class C	–	176,055
Short Duration High Income	–	3,580,329
Class I	–	417,312
Total	$–	$4,712,243

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to April 30, 2019.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2019(a)	Year ended April 30, 2018	Year ended April 30, 2019(a)	Year ended April 30, 2018
Class A
Shares sold	535,255	583,861	$4,993,042	$5,564,910
Reinvestment of distributions	59,316	44,786	553,118	426,787
Shares redeemed	(312,079)	(289,548)	(2,908,824)	(2,756,061)
Net increase (decrease)	282,492	339,099	$2,637,336	$3,235,636
Class M
Shares sold	81,541	47,258	$761,393	$450,924
Reinvestment of distributions	9,663	9,433	90,133	89,955
Shares redeemed	(43,489)	(118,183)	(404,012)	(1,126,799)
Net increase (decrease)	47,715	(61,492)	$447,514	$(585,920)
Class C
Shares sold	204,330	203,484	$1,900,782	$1,941,596
Reinvestment of distributions	18,015	18,355	167,975	175,004
Shares redeemed	(287,743)	(238,426)	(2,693,623)	(2,272,097)
Net increase (decrease)	(65,398)	(16,587)	$(624,866)	$(155,497)
Short Duration High Income
Shares sold	5,515,751	5,767,474	$51,682,187	$55,048,153
Reinvestment of distributions	346,618	292,731	3,232,670	2,790,315
Shares redeemed	(5,379,470)	(4,351,715)	(50,139,424)	(41,381,770)
Net increase (decrease)	482,899	1,708,490	$4,775,433	$16,456,698
Class I
Shares sold	153,737	643,223	$1,428,982	$6,143,050
Reinvestment of distributions	18,150	35,107	169,337	335,181
Shares redeemed	(239,433)	(1,238,488)	(2,243,709)	(11,815,633)
Net increase (decrease)	(67,546)	(560,158)	$(645,390)	$(5,337,402)
Class Z
Shares sold	45,679	–	$424,929	$–
Reinvestment of distributions	648	–	6,031	–
Shares redeemed	(1,358)	–	(12,574)	–
Net increase (decrease)	44,969	–	$418,386	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to April 30, 2019.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Short Duration High Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Short Duration High Income Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

June 17, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 289 funds. Mr. Wiley oversees 195 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2018 to April 30, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period-B November 1, 2018 to April 30, 2019
Class A	1.05%
Actual		$1,000.00	$1,035.90	$5.30
Hypothetical-C		$1,000.00	$1,019.59	$5.26
Class M	1.05%
Actual		$1,000.00	$1,035.90	$5.30
Hypothetical-C		$1,000.00	$1,019.59	$5.26
Class C	1.80%
Actual		$1,000.00	$1,032.10	$9.07
Hypothetical-C		$1,000.00	$1,015.87	$9.00
Short Duration High Income	.80%
Actual		$1,000.00	$1,037.20	$4.04
Hypothetical-C		$1,000.00	$1,020.83	$4.01
Class I	.80%
Actual		$1,000.00	$1,037.20	$4.04
Hypothetical-C		$1,000.00	$1,020.83	$4.01
Class Z	.71%
Actual		$1,000.00	$1,037.60	$3.59
Hypothetical-C		$1,000.00	$1,021.27	$3.56

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.61% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $1,296,725 of distributions paid during the period January 1, 2019 to April 30, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Short Duration High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The fund had a portfolio manager change in September 2016. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index for the most recent one- and three-year periods ended June 30, 2018, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Short Duration High Income Fund

The Board considered the fund's underperformance for different time periods based on the June 30, 2018 data presented above and noted that the fund's underperformance has continued since the Board approved the management contract in 2017. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; attribution reports on contributors to the fund's underperformance; and the applicable portfolio manager's explanation of his or her underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the effect of any remedial actions and other relevant factors.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods (ended June 30 for 2018 and December 31 for prior periods) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Short Duration High Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below the competitive median for the 12-month period ended June 30, 2018, and the total expense ratio of each of Class A, Class M, Class C, and Class I ranked above the competitive median for the 12-month period ended June 30, 2018. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class A was above the competitive median because of relatively higher other expenses due to asset levels or small average account sizes. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.05%, 1.05%, 1.80%, 0.80%, and 0.80% through June 30, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SDH-ANN-0619
1.969434.105

Item 2.

Code of Ethics

As of the end of the period, April 30, 2019, Fidelity Summer Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series High Income Fund and Fidelity Short Duration High Income Fund (the “Funds”):

Services Billed by Deloitte Entities

April 30, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series High Income Fund	$55,000	$100	$6,300	$1,600
Fidelity Short Duration High Income Fund	$58,000	$100	$6,300	$1,700

April 30, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series High Income Fund	$57,000	$100	$6,300	$1,600
Fidelity Short Duration High Income Fund	$58,000	$100	$6,300	$1,600

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Capital & Income Fund, Fidelity Focused High Income Fund, Fidelity Global High Income Fund and Fidelity High Income Fund (the “Funds”):

Services Billed by PwC

April 30, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital & Income Fund	$111,000	$9,400	$4,300	$4,500
Fidelity Focused High Income Fund	$71,000	$6,100	$3,300	$2,900
Fidelity Global High Income Fund	$67,000	$5,700	$3,300	$2,700
Fidelity High Income Fund	$105,000	$8,400	$3,300	$4,000

April 30, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital & Income Fund	$117,000	$15,100	$3,500	$7,300
Fidelity Focused High Income Fund	$75,000	$6,500	$3,300	$3,100
Fidelity Global High Income Fund	$70,000	$6,100	$3,500	$3,000
Fidelity High Income Fund	$103,000	$8,700	$3,300	$4,300

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	April 30, 2019A	April 30, 2018A
Audit-Related Fees	$290,000	$5,000
Tax Fees	$5,000	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	April 30, 2019A	April 30, 2018A
Audit-Related Fees	$7,775,000	$7,745,000
Tax Fees	$15,000	$15,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	April 30, 2019A	April 30, 2018A
Deloitte Entities	$720,000	$365,000
PwC	$10,215,000	$10,965,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in their  audits of the Funds, taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	June 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	June 26, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	June 26, 2019